UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENTINVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds
(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645
Chicago, IL 60654
(Address of principal executive offices) (Zip code)

Marc L. Collins
325 North LaSalle Street, Suite 645
Chicago, IL 60654
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-832-1440

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2017

Item 1.	Reports to Stockholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

9.30.2017

RIVERNORTH®

Annual Report

RIVERNORTH FUNDS

RiverNorth Core Opportunity Fund

RiverNorth/DoubleLine Strategic Income Fund

RiverNorth/Oaktree High Income Fund

RN

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	3
RiverNorth Core Opportunity Fund	5
RiverNorth/DoubleLine Strategic Income Fund	11
RiverNorth/Oaktree High Income Fund	17
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	23
Schedule of Investments
RiverNorth Core Opportunity Fund	25
RiverNorth/DoubleLine Strategic Income Fund	28
RiverNorth/Oaktree High Income Fund	63
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	81
RiverNorth/DoubleLine Strategic Income Fund	83
RiverNorth/Oaktree High Income Fund	85
Statement of Operations
RiverNorth Core Opportunity Fund	87
RiverNorth/DoubleLine Strategic Income Fund	88
RiverNorth/Oaktree High Income Fund	89
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	90
RiverNorth/DoubleLine Strategic Income Fund	92
RiverNorth/Oaktree High Income Fund	94
Financial Highlights
RiverNorth Core Opportunity Fund	96
RiverNorth/DoubleLine Strategic Income Fund	104
RiverNorth/Oaktree High Income Fund	108
Notes to Financial Statements	115
Report of Independent Registered Public Accounting Firm	136
Additional Information	137
Trustees & Officers	139

RiverNorth Funds	Shareholder Letter

September 30, 2017 (Unaudited)

Dear Fellow Shareholders,

In 2017, investors had the benefit of strong risk asset returns with little volatility.  In fact, volatility as measured by the CBOE Volatility Index (“VIX”) ended the RiverNorth Funds’ fiscal year (September 30, 2017) at 9.51, near  an all-time low close of 9.31 going back to 1990.  Low volatility resulted in risk assets rallying with the S&P 500 up almost 19% and high yield bonds up roughly 9% during the Funds’ fiscal year.

We believe this continued low volatility world has resulted in unprecedented dollars flowing to passive indexes and out of actively managed mutual funds. As active managers ourselves, most would be surprised to hear we are proponents of passive investing.  In fact, our flagship RiverNorth Core Opportunity Fund’s strategy is based on utilizing “cheap beta” vis-à-vis passive exchange traded funds (“ETFs”) in combination with opportunistic investments in closed-end funds (CEF).  The basic strategy being: own a diversified basket of asset classes through closed-end funds when discounts are relatively attractive and when they are not, own similar asset classes through ETFs.  Time discounts, not the market.  This strategy has proven strong results in fiscal year 2017.  More important is the Fund’s long term track record. Since the Fund’s inception in 2006, the Fund has beat most major market indices. We accomplished this track record in a much diversified, balanced manner, investing in many asset classes, but adding excess return through opportunistic closed-end fund investments.

While we are subscribers to the use of ETFs and passive index investing, we are also circumspect on the proliferation and asset growth. Last year we stated, “The viscous cycle of assets chasing the same passive strategies resulting in outperformance, resulting in investors pouring more capital into those same outperforming strategies, may one day need to reverse. One thing we do know with certainty is running for the exit is more ferocious than the way in the door.” While this did not come to fruition in 2017, the rubber band has only gotten stretched further.

This brings us to the benefits of closed-end funds. While the closed-end fund initial public offering (IPO) market has slowed (9 IPOs raising $1.7 billion in the Funds’ fiscal year), the closed-end structure can protect the manager’s need to be a forced seller because of redemptions and limits the risk of permanent loss. While the premiums and discounts of closed-end funds can add to volatility, structurally closed-end funds being issued today are no longer perpetual but rather have a finite life (typically 5-10 years), thereby limiting the discount volatility as the funds get closer to their termination. As one of the largest institutional investors in closed-end funds, the playing field remains plentiful despite a slowdown in CEF IPOs. The closed-end fund space is approximately $270 billion in size and still predominately owned by retail investors. We agree with this year’s Nobel Prize winner in economics, Richard H. Thaler, that people are predictably irrational. Closed-end funds, in our opinion, are the perfect medium to exploit and profit from irrational investor behavior.

We are pleased to provide you with the 2017 Annual Report for the RiverNorth Funds. The report reviews our three opportunistic closed-end strategies: the RiverNorth Core Opportunity Fund (ticker: RNCIX and RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX), and the RiverNorth/Oaktree High Income Fund (tickers: RNHIX and RNOTX).

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick W. Galley, CFA
President and Chief Investment Officer
RiverNorth Funds

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

Definitions:

Yield – The yield is the income return on an investment, such as the interest or dividends received from holding a particular security.

Special-Purpose Acquisition Company (SPAC) – A special-purpose acquisition company uses an initial public offering (IPO) to raise money it will use to purchase or merge with an existing company.

Discount – The price at which a closed-end fund trades often varies from its net asset value (NAV). The price is said to be a discount to the NAV when it is below the NAV.

Sector Spread – The spread between the interest rate offered in two sectors of the bond market for issues of the same maturity.

Yield – The yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment's cost, its current market value or its face value.

Master Limited Partnership (MLP) – MLPs are publicly traded limited partnerships. Shares of ownership are referred to as units. MLPs generally operate in the natural resource, financial services, and real estate industries.

U.S. Treasury Curve – The U.S. Treasury yield curve compares the yields of short-term Treasury bills with long-term Treasury notes and bonds.

Basis Point (bps or bip) – A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Residential Mortgage-Backed Securities (RMBS) – RMBS are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

Agency RMBS – Agency RMBS are created by one of three quasi-government agencies: Government National Mortgage Association (known as GNMA or Ginnie Mae), Federal National Mortgage (FNMA or Fannie Mae), and Federal Home Loan Mortgage Corp.

Non-Agency RMBS – Non-Agency RMBS are created by private entities, such as financial institutions. These bonds are not guaranteed by the U.S. government or any government-sponsored enterprise.

Alt-A – Alt-A refers to a a classification of mortgages where the risk profile falls between prime and subprime. The borrowers behind these mortgages will typically have clean credit histories, but the mortgage itself will generally have some issues that increase its risk profile.

Mortgage-Backed Securities (MBS) – MBS are asset-backed securities that are secured by a mortgage or collection of mortgages.

Asset-Backed Securities (ABS) – ABS are bonds or notes backed by financial assets.

Annual Report | September 30, 2017	3

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

Collateralized Mortgage Obligation (CMO) – A CMO refers to a type of mortgage-backed security that contains a pool of mortgages bundled together and sold as an investment.

CCC-Rated Bonds – A credit rating used by the S&P and Fitch credit agencies for long-term bonds. CCC rating represents an extremely high risk bond or investment.

Coupon – A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value.

Duration – Duration is a measure of the sensitivity of the price of a fixed income investment to a change in interest rates.

Par – Par is a term that refers to a financial instrument that is trading at its face value.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

RiverNorth Core Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Core Opportunity Fund ("the Fund") invests in a broad range of equity, fixed income and short‐term securities. To implement the Fund's tactical asset allocation, the adviser generally invests in closed‐end funds (CEF), exchange‐traded funds (ETF) and business development companies (BDC). Additionally, the Fund has also begun to invest in special-purpose acquisition companies (SPAC).

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2017, the Class I share (symbol: RNCIX) returned 14.71% and the Class R share (symbol: RNCOX) returned 14.51%. The unmanaged Blend Index returned 10.9% during the same period. The Blend Index consists of 60% S&P 500 and 40% Bloomberg Barclays Capital U.S. Aggregate Bond Index.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

Annual Report | September 30, 2017	5

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ending September 30, 2017

	1-Year	3-Year	5-Year	10 Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	14.71%	6.97%	8.46%	8.13%	8.27%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	14.51%	6.72%	8.20%	7.87%	8.01%
Blend Index(4)	10.90%	7.65%	9.34%	6.47%	6.63%
S&P 500® Index(4)	18.61%	10.81%	14.22%	7.44%	7.71%

(1)	Inception date of Class R is December 27, 2006.
(2)	Inception date of Class I is August 11, 2014.
(3)
In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

(4)
Blend Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2017: 2.56% (RNCIX), 2.81% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The annualized net expense ratio in this annual report dated September 30, 2017 is 1.12% (RNCIX) and 1.37% (RNCOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2017 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2017 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund's relative performance during the period?

Both stocks and bonds performed well and discount narrowing boosted total return. The average discount on our CEF portfolio has narrowed from 12.9% to 8.6%.

With respect to the equity portfolio, our concentrated portfolio of U.S. and global equity closed-end funds contributed to relative performance. Conversely, our below-benchmark allocation to stocks and exposure to commodity related funds detracted from performance. During the period, our equity exposure was roughly 50% versus 60% for the Blend Index.

Our fixed income portfolio outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index. The Fund owned bond funds with exposure to corporate, mortgage and government credit. We held minimal exposure to U.S. treasuries and agencies, which dominate the benchmark. Our allocation to spread sectors added meaningful credit risk to the portfolio, but generated strong absolute and relative returns. The primary detractor from relative performance was our cash positon, typically in the range of 15% to 20%. Although the opportunity cost of cash was high during the period, we held cash to offset the leverage in our CEF portfolio.

Annual Report | September 30, 2017	7

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2017?

We have allocated 55% of the portfolio to equity, 37% to fixed income, 5% to hybrid securities and 19% to cash. Closed-end fund exposure was 68%. Allocations exceed 100% due to leverage utilized by the underlying funds.

The Fund continues to favor equity CEFs with managed distribution policies. In many cases, we believe equity CEFs can only compete with ETFs when they offer a significant yield advantage – whether or not that yield includes a return of capital. During the period, we increased our exposure to U.S. equity funds with high distributions and have reduced exposure to global equity funds. We anticipate higher turnover in the equity portfolio in the next reporting period due to CEF corporate actions. The Fund has been active in both rights offerings and tender offers, which enable us to efficiently buy and sell large positions.

We have reduced our exposure to high yield corporate credit and increased exposure to both emerging market and municipal bonds. We have also added unsecured notes issued by BDCs. Our closed-end bond fund portfolio remains concentrated in funds with attractive discounts.

We hope to put some cash to work in the fourth quarter of 2017. We believe a number of bank loan funds, BDCs and master limited partnership (MLP) funds are susceptible to tax-loss selling. There may be pressure on municipal funds too. We will look to take advantage of mean reversion trading opportunities near year-end.

Investment Vehicle Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% due to rounding.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

Asset Class Allocation(1) (percentages are based on net assets)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds and the effects of a total return swap.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)
Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk – economic conditions, interest rates and political events may affect the securities markets. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2017	9

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

(2)
Credit quality allocation reflects a fixed‐income portfolio weighted average of the credit breakdown of each closed‐end fund as provided by the adviser of said closed‐end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB‐ or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional information at www.rivernorth.com.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the Fund's investment strategy?

The RiverNorth/DoubleLine Strategic Income ("the Fund") invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed‐end funds.

Assets of the Fund are tactically managed across three strategies (or sleeves). RiverNorth oversees the strategy weights and manages the Tactical Closed‐End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in closed‐end bond funds (CEF), business development companies (BDC) and special-purpose acquisition companies (SPAC). Sector allocations are based on RiverNorth's assessment of relative value among asset classes and closed‐end funds. Jeffrey Gundlach, CEO and CIO of DoubleLine, and his team oversee the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk‐adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2017, the Class I share (symbol: RNSIX) returned 4.67% and the Class R share (symbol: RNDLX) returned 4.40%. The Bloomberg Barclays Capital U.S. Aggregate Bond Index returned 0.1%, during the same period.

Annual Report | September 30, 2017	11

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns for Periods Ending September 30, 2017

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	4.67%	4.47%	4.51%	6.64%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	4.40%	4.24%	4.26%	6.39%
Bloomberg Barclays Capital U.S. Aggregate Bond Index(2)	0.07%	2.71%	2.06%	3.32%

(1)	Inception date is December 30, 2010.
(2)
The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2017: 1.74% (RNSIX), 1.49% (RNDLX). The annualized net expense ratio in this annual report dated September 30, 2017 is 0.85% (RNSIX) and 1.10% (RNDLX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2017 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2017 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund's relative performance during the period?

RiverNorth Tactical Closed‐End Fund Income Sleeve
Spread sectors of the bond market rallied and discount narrowing boosted total return. The average discount on our CEF portfolio has narrowed from 9.4% to 8.6%.

The Tactical Closed-end Fund Strategy outperformed the benchmark during the period. About half of the portfolio, excluding cash, was allocated to high yield corporate credit. In an environment of narrowing credit spreads, closed-end bond funds with corporate credit exposure performed well. Additionally, the portfolio’s exposure to multi-sector, municipal and global income funds contributed to outperformance. The Fund’s cash allocation was the primary detractor from relative performance.

DoubleLine Opportunistic Income Sleeve
The Opportunistic Income Strategy outperformed the benchmark during the period. For the 12-month period ended September 30, 2017, the U.S. treasury curve sold-off with the 2-year and 10-year yields increasing 72 basis points (bps) and 74 bps, respectively. The portfolio outperformed the benchmark largely due to spread tightening across securitized credit. Non-agency residential mortgage-backed securities (RMBS) were the best performers with Alt-A securities leading the sector in returns. Prices were up across the credit spectrum and the sector continued to benefit from robust interest income. Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) were also accretive to performance as prices increased during the period. Agency RMBS underperformed due to the sell-off in rates which resulted in a decline in prices. Puerto Rico municipals also detracted from performance as valuations declined due to the island filing for bankruptcy in May when it was unable to reach a deal with its creditors. In addition, the island was hit by the worst storm in nearly a century when Hurricane Maria made landfall in September.

DoubleLine Core Fixed Income Sleeve
The Core Fixed Income Strategy outperformed the benchmark during the period. The outperformance can largely be attributed to strong performance from emerging markets fixed income and collateralized loan obligations. Additionally, the strategy began investing in infrastructure related debt in the latter half of the past year, which posted positive returns, but is still only a small percentage of the portfolio. The strategy increased exposure to non-agency MBS while simultaneously decreasing exposure to agency MBS. Non-agency MBS contributed positively with the largest contributions coming from allocations to Alt-A CMOs and prime mortgages. Other sectors such as investment grade corporate bonds, CMBS, and ABS all posted positive returns as spreads continued to tighten. Over the past 12-months, the US yield curve steepened, with higher rates both in the short and long ends of the curve. As a result of the steeper yield curve, U.S. treasuries, agency MBS, and municipal bonds detracted from the overall performance of the portfolio (although still outperforming their respective benchmarks). Over the past year, the strategy has decreased exposure to these sectors, collectively by more than five percent.

Annual Report | September 30, 2017	13

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2017?

We have allocated 53%, 29% and 18% to the Tactical Closed-end Fund, Opportunistic Income and Core Fixed Income sleeves, respectively. At the Fund level, we have reduced exposure to corporate credit and increased exposure to both municipal and government bonds.

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds and the effects of a total return swap.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)
Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2017	15

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

(2)
For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

RiverNorth/Oaktree High Income Fund

What is the Fund's investment strategy?

The RiverNorth/Oaktree High Income Fund ("the Fund") invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth manages the Tactical Closed‐End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed‐end funds. Oaktree Capital Management, LP manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade‐offs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

For the 12-month period ending September 30, 2017, the Class I share (symbol: RNHIX) returned 7.11% and the Class R share (symbol: RNOTX) returned 6.83%. The BofA ML Non‐ Financial Developed HY Constrained Index and CS Leveraged Loan Index returned 9.8% and 5.4%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund, BofA ML Non-Financial Developed HY Constrained Index and the CS Leveraged Loan Index

Annual Report | September 30, 2017	17

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

Average Annual Total Returns for the Period Ending September 30, 2017

	1-Year	3-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	7.11%	4.40%	4.79%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	6.83%	4.13%	4.52%
BofA ML Non-Financial Developed HY Constrained Index(2)	9.83%	5.21%	5.49%
CS Leveraged Loan Index(2)	5.36%	3.95%	4.31%

(1)	Inception date is December 28, 2012.
(2)
The BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). CS Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The Bofa Merrill Lynch Non-Financial Developed Markets High Yield Constrained and the CS Leveraged Loan Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2017: 1.44% (RNHIX), 1.70% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2018. The annualized net expense ratio in this annual report dated September 30, 2017 is 1.35% (RNHIX) and 1.60% (RNOTX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2017 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2017 is required to include the indirect expenses of investing in underlying funds.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund's relative performance during the period?

RiverNorth Tactical Closed‐End Fund Sleeve
The portfolio’s overweighting of high yield closed-end funds compared to bank loan funds contributed to performance. In addition, discount narrowing positively impacted both high yield and bank loan funds over the period. Global income and multi-sector funds also performed well. On average, taxable bond funds were up 10.8% during the reporting period. The Fund’s cash allocation was the primary detractor from relative performance.

Oaktree High Yield Bond & Senior Loan Sleeve
Investors favored higher risk assets during the twelve month period ended September 30, 2017. Bolstered by a resilient U.S. economy and low interest rates around the globe, equities ranked as the top performer, with the S&P 500 returning an impressive 18.6%.

Taking their lead from the rallying equity market, global high yield bonds and senior loans also performed well, trouncing investment grade securities by a wide margin. Reflecting investors’ strong risk appetites, CCC-rated bonds and loans meaningfully outperformed their higher rated counterparts.

With investors bracing for the Federal Reserve to raise U.S. interest rates, it’s fair to consider how high yield bonds and senior loans would fare in such an environment. Thanks to their higher coupon and typically shorter maturities, the duration of high yield bonds is moderate. As a result, it is our belief that high yield bonds should be well positioned to outperform longer duration investment grade bonds in a rising interest rate environment. Similarly, the floating-rate structure of most senior loans, by nature, allows the instruments to outperform most other fixed income asset classes as interest rates rise. In addition, rising interest rates usually imply a growing economy, and a growing economy usually means improving creditworthiness and fewer defaults.

Credit conditions in the high yield bond and senior loan markets were relatively sound during the reporting period, and defaults are expected to remain relatively low in the near-term. Supporting this view is the small percentage of the market trading at or below 70% of par (an indicator of perceived credit weakness).

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2017?

The Fund allocation was 27% RiverNorth Tactical Closed‐End Fund and 73% Oaktree High Yield Bond and Senior Loan. The closed‐end fund sleeve is primarily invested in the common shares of closed‐end funds. Over the past year we have increased the Fund's allocation to bank loan closed-end funds and have decreased exposure to multi-sector bond closed-end funds. The Oaktree portfolios remain defensively positioned and constructed to preserve capital in the event of a market downturn. Oaktree believes the key to long-term success is managing credit risk, avoiding dangerous concentrations and minimizing defaults in the portfolio.

Annual Report | September 30, 2017	19

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

Strategy Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the  leverage utilized by the underlying funds.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

High Yield & Bank Loan Geographic Breakdown

Totals may not add up to 100% due to rounding.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)
Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed-End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

Annual Report | September 30, 2017	21

RiverNorth Funds	Portfolio Update

September 30, 2017 (Unaudited)

(2)
For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed‐income portfolio weighted average of the credit breakdown of each closed‐end fund as provided by the advisor of said closed‐end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves ma For the sleeves managed by Oaktree, the sub‐adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB‐ or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2017 (Unaudited)

Expense Example
As a shareholder of the RiverNorth Funds (the "Trust" or "Funds"), you incur two types of costs: (1) transaction costs (such as the 2% fee on redemptions of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2017, and held for the six months ended September 30, 2017.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your variable account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2017	23

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2017 (Unaudited)

	Beginning Account Value 04/01/2017	Ending Account Value 09/30/2017	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,074.30	1.14%	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.14%	$5.77
Class R Shares
Actual	$1,000.00	$1,072.90	1.39%	$7.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	1.39%	$7.03
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$1,030.20	0.85%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Class R Shares
Actual	$1,000.00	$1,027.90	1.10%	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	1.10%	$5.57
RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$1,028.20	1.35%	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83
Class R Shares
Actual	$1,000.00	$1,027.00	1.60%	$8.13
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2017

Shares/Description		Value
CLOSED-END FUNDS - 67.94%
784,173	Adams Diversified Equity Fund, Inc.	$11,927,271
216,700	AllianzGI Equity & Convertible Income Fund	4,485,690
589,444	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	7,898,550
733,783	Alpine Total Dynamic Dividend Fund	6,604,047
559,197	BlackRock Credit Allocation Income Trust	7,588,303
141,486	BlackRock Debt Strategies Fund, Inc.	1,651,142
252,551	BlackRock Global Opportunities Equity Trust	3,424,592
42,882	BlackRock Multi-Sector Income Trust	801,893
148,302	BlackRock Resources & Commodities Strategy Trust	1,318,405
71,849	Blackstone/GSO Long-Short Credit Income Fund	1,155,332
432,007	Boulder Growth & Income Fund, Inc.	4,406,471
477,267	Central Fund of Canada, Ltd.	6,046,973
572,824	Clough Global Equity Fund	7,595,646
1,521,185	Clough Global Opportunities Fund	16,976,425
328,979	Cornerstone Strategic Value Fund, Inc.	4,872,179
20,549	Cornerstone Total Return Fund, Inc.	300,632
90,182	Eaton Vance Limited Duration Income Fund	1,265,253
177,027	General American Investors Co., Inc.	6,376,513
165,186	Invesco Dynamic Credit Opportunities Fund	1,969,017
287,275	Legg Mason BW Global Income Opportunities Fund, Inc.	3,860,976
4,691,905	Liberty All Star® Equity Fund	28,292,187
122,016	LMP Capital and Income Fund, Inc.	1,774,113
53,534	Morgan Stanley Emerging Markets Debt Fund, Inc.	539,087
94,788	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	762,095
73,566	Neuberger Berman High Yield Strategies Fund, Inc.	894,563
144,453	NexPoint Credit Strategies Fund	3,329,642
271,493	Nuveen AMT-Free Municipal Income Fund	3,760,178
315,637	Nuveen Credit Strategies Income Fund	2,679,758
243,465	Nuveen Dividend Advantage Municipal Fund	3,454,768
238,649	Nuveen Intermediate Duration Quality Municipal Term Fund	3,154,940
295,716	Nuveen Mortgage Opportunity Term Fund	7,499,358
89,136	Nuveen Mortgage Opportunity Term Fund 2	2,188,298
68,295	Prudential Global Short Duration High Yield Fund, Inc.	1,019,644
486,399	Royce Micro-Cap Trust, Inc.	4,562,423
681,293	Royce Value Trust, Inc.	10,757,616
870,932	Sprott Focus Trust, Inc.	6,732,304
1,050,184	Templeton Global Income Fund	7,078,240
359,663	Tri-Continental Corp.	9,189,390
142,911	Virtus Total Return Fund, Inc.	1,863,559
857,099	Western Asset Emerging Markets Income Fund, Inc.	13,490,738
1,196,160	Western Asset High Income Opportunity Fund, Inc.	6,136,301

TOTAL CLOSED-END FUNDS (Cost $191,799,228)		219,684,512

See Notes to Financial Statements.

Annual Report | September 30, 2017	25

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2017

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES - 0.65%
129,257	Ares Capital Corp.	$2,118,522

TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $2,144,764)		2,118,522

COMMON STOCKS - 1.67%
317,800	Andina Acquisition Corp. II(a)	3,228,848
28,425	Atlantic Acquisition Corp.(a)	292,209
22,174	Draper Oakwood Technology Acquisition, Inc.(a)	226,618
28,115	I-AM Capital Acquisition Co.(a)	288,179
29,517	Industrea Acquisition Corp.(a)	298,417
34,474	Osprey Energy Acquisition Corp.(a)	342,327
68,873	Pensare Acquisition Corp.(a)	711,458

TOTAL COMMON STOCKS (Cost $5,341,450)		5,388,056

EXCHANGE-TRADED FUNDS - 11.95%
135,594	Market Vectors® Gold Miners ETF	3,113,238
307,565	PowerShares® FTSE RAFI Emerging Markets Portfolio	6,560,361
100,632	PowerShares® FTSE RAFI US 1000 Portfolio	10,782,719
126,277	Vanguard® FTSE Developed Markets ETF	5,481,685
291,859	Vanguard® FTSE Emerging Markets ETF	12,716,297

TOTAL EXCHANGE-TRADED FUNDS (Cost $34,095,452)		38,654,300

PREFERRED STOCKS - 1.57%
39,580	General American Investors Co., Inc., Series B, 5.950%	1,058,464
24,695	Harvest Capital Credit Corp., 6.125%, 09/15/2022	627,250
66,875	KCAP Financial, Inc., 6.125%, 09/30/2022	1,669,548
68,081	TriplePoint Venture Growth Corp., 5.750%, 07/15/2022	1,721,088

TOTAL PREFERRED STOCKS (Cost $4,927,482)		5,076,350

RIGHTS - 0.00%(b)
258	Reaves Utility Income Fund, Strike Price 29.93, Expires 10/06/2017	96

TOTAL RIGHTS (Cost $0)		96

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2017

Shares/Description		Value
SHORT-TERM INVESTMENTS - 16.11%
Money Market Fund
52,084,823	State Street Institutional Trust (7 Day Yield 0.92%)	$52,084,823

TOTAL SHORT-TERM INVESTMENTS (Cost $52,084,823)		52,084,823

TOTAL INVESTMENTS - 99.89% (Cost $290,393,199)		323,006,659
CASH SEGREGATED AT CUSTODIAN FOR TOTAL RETURN SWAP CONTRACTS - 0.12%		400,000
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%		(42,646)
NET ASSETS - 100.00%		$323,364,013

(a)	Non-income producing security.
(b)	Less than 0.005%.

See Notes to Financial Statements.

Annual Report | September 30, 2017	27

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Shares/Description		Value
CLOSED-END FUNDS - 23.94%
188,366	Advent Claymore Convertible Securities and Income Fund	$3,049,646
564,285	Advent Claymore Convertible Securities and Income Fund II	3,521,138
112,115	Advent/Claymore Enhanced Growth & Income Fund	965,310
340,090	AllianceBernstein National Municipal Income Fund, Inc.	4,747,656
585,360	Ares Dynamic Credit Allocation Fund, Inc.	9,599,904
2,504,865	BlackRock Corporate High Yield Fund, Inc.	28,304,975
1,764,417	BlackRock Credit Allocation Income Trust	23,943,139
1,185,775	BlackRock Debt Strategies Fund, Inc.	13,837,994
227,204	BlackRock Limited Duration Income Trust	3,660,257
523,862	BlackRock Multi-Sector Income Trust	9,796,219
431,622	BlackRock Muni Intermediate Duration Fund, Inc.	6,116,084
718,841	Blackstone / GSO Strategic Credit Fund	11,487,079
946,039	Brookfield Real Assets Income Fund, Inc.	22,506,268
453,240	Deutsche High Income Opportunities Fund, Inc.	6,857,521
606,777	Deutsche Multi-Market Income Trust	5,436,722
2,376,321	Eaton Vance Limited Duration Income Fund	33,339,784
924,906	Eaton Vance Senior Income Trust	6,122,878
65,567	Eaton Vance Short Duration Diversified Income Fund	933,674
78,435	First Trust Aberdeen Global Opportunity Income Fund	924,749
1,627,911	Invesco Dynamic Credit Opportunities Fund	19,404,699
219,867	Invesco High Income Trust II	3,319,992
2,639,856	Invesco Senior Income Trust	11,852,953
458,497	Legg Mason BW Global Income Opportunities Fund, Inc.	6,162,200
785,348	MFS Charter Income Trust	6,808,967
981,244	MFS Multimarket Income Trust	6,122,963
483,942	Morgan Stanley Emerging Markets Debt Fund, Inc.	4,873,296
1,490,864	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	11,986,547
230,385	Morgan Stanley Income Securities, Inc.	4,216,046
447,751	Neuberger Berman High Yield Strategies Fund, Inc.	5,444,652
61,376	NexPoint Credit Strategies Fund	1,414,717
2,513,479	Nuveen AMT-Free Municipal Income Fund	34,811,684
1,870,041	Nuveen Credit Strategies Income Fund	15,876,648
1,229,137	Nuveen Dividend Advantage Municipal Fund	17,441,454
456,712	Nuveen Global High Income Fund	7,933,087
922,310	Prudential Global Short Duration High Yield Fund, Inc.	13,770,088
250,440	Prudential Short Duration High Yield Fund, Inc.	3,821,714
1,258,342	Templeton Emerging Markets Income Fund	14,559,017
2,166,040	Templeton Global Income Fund	14,599,110
2,111,144	Voya Prime Rate Trust	11,041,283
314,671	Wells Fargo Advantage Income Opportunities Fund	2,753,371
110,653	Wells Fargo Multi-Sector Income Fund	1,484,963
2,477,031	Western Asset Emerging Markets Income Fund, Inc.	38,988,468
20,249	Western Asset Global Corporate Defined Opportunity Fund, Inc.	369,139
1,343,604	Western Asset Global High Income Fund, Inc.	13,825,685
4,931,482	Western Asset High Income Opportunity Fund, Inc.	25,298,503
814,688	Western Asset High Yield Defined Opportunity Fund, Inc.	12,668,398

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Shares/Description		Value
1,795,762	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	$20,256,195
701,628	Western Asset/Claymore Inflation-Linked Securities & Income Fund	8,103,803

TOTAL CLOSED-END FUNDS (Cost $524,547,730)		534,360,639

BUSINESS DEVELOPMENT COMPANIES - 0.82%
1,120,537	Ares Capital Corp.	18,365,601

TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $18,478,285)		18,365,601

COMMON STOCKS - 0.07%
1,469	Amplify Energy Corp.(a)	15,057
32,970	Energy XXI Gulf Coast, Inc.(a)	340,910
6,082	Pacific Rubiales Energy Corp.(a)	212,870
52,330	SandRidge Energy, Inc.(a)	1,051,312

TOTAL COMMON STOCKS (Cost $4,536,873)		1,620,149

OPEN-END FUNDS - 1.26%
2,893,133	RiverNorth/Oaktree High Income Fund, Class I(b)	28,154,818

TOTAL OPEN-END FUNDS (Cost $28,238,128)		28,154,818

PREFERRED STOCKS - 1.20%
120,000	Annaly Capital 6.950%, Series F Perp(a)	3,087,600
62,871	GDL Fund, Series B, 3.000%(a)	3,165,555
81,800	Gladstone Investment Corp., 6.250%, 09/30/2023(a)	2,083,364
128,627	Gladstone Investment Corp., Series C, 6.500%(a)	3,297,996
125,774	Kayne Anderson MLP Investment Co., Series F, 3.500%(a)	3,194,660
225,827	KCAP Financial, Inc., 6.125%, 09/30/2022(a)	5,637,816
247,369	TriplePoint Venture Growth Corp., 5.750%, 07/15/2022(a)	6,253,489

TOTAL PREFERRED STOCKS (Cost $26,509,409)		26,720,480

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 0.67%
United States - 0.67%
58,358	Fifth Street Finance Corp.(a)	6.13%	04/30/2028	1,480,542

See Notes to Financial Statements.

Annual Report | September 30, 2017	29

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Shares/Description		Rate	Maturity	Value
56,444	Hercules Capital, Inc.(a)	6.25%	07/30/2024	$1,434,931
147,345	Main Street Capital Corp.(a)	6.13%	04/01/2023	3,816,015
90,502	MVC Capital, Inc.(a)	7.25%	01/15/2023	2,280,650
124,486	THL Credit, Inc.(a)	6.75%	11/15/2021	3,134,557
112,010	THL Credit, Inc.(a)	6.75%	12/30/2022	2,895,190
				15,041,885

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES (Cost $14,596,035)				15,041,885

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 2.00%
Argentina - 0.01%
$150,000	Aeropuertos Argentina 2000 SA(c)	6.88%	02/01/2027	160,275
Australia - 0.18%
1,000,000	APT Pipelines, Ltd.(c)	4.25%	07/15/2027	1,030,400
585,000	Australia & New Zealand Banking Group, Ltd.(c)	4.88%	01/12/2021	632,508
750,000	Commonwealth Bank of Australia(c)	2.75%	03/10/2022	757,219
500,000	Sydney Airport Finance Co. Pty, Ltd.(c)	3.38%	04/30/2025	499,382
500,000	Sydney Airport Finance Co. Pty, Ltd.(c)	3.63%	04/28/2026	506,137
320,000	Westpac Banking Corp.	2.60%	11/23/2020	324,259
175,000	Westpac Banking Corp.	2.00%	08/19/2021	172,828
50,000	Westpac Banking Corp.	2.50%	06/28/2022	50,004
				3,972,737
Bermuda - 0.04%
200,000	Digicel Group, Ltd.(c)	7.13%	04/01/2022	182,250
400,000	Digicel Group, Ltd.(d)	7.13%	04/01/2022	364,336
400,000	Ooredoo International Finance, Ltd.(d)	3.88%	01/31/2028	403,807
				950,393
Brazil - 0.04%
200,000	Globo Comunicacao e Participacoes SA(c)	5.13%	03/31/2027	202,500
1,500,000	OAS Finance, Ltd.(c)(e)(f)	8.88%	Perpetual Maturity	118,125
450,000	Vale Overseas, Ltd.	5.88%	06/10/2021	496,688
				817,313
British Virgin Islands - 0.01%
300,000	CNOOC Finance 2011, Ltd.(d)	4.25%	01/26/2021	315,829

Canada - 0.11%
325,000	1011778 BC ULC / New Red Finance, Inc.(c)	4.25%	05/15/2024	327,031
80,000	1011778 BC ULC / New Red Finance, Inc.(c)	5.00%	10/15/2025	81,800
765,000	Canadian Natural Resources, Ltd.	2.95%	01/15/2023	761,199

See Notes to Financial Statements.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$500,000	Fortis, Inc.	2.10%	10/04/2021	$491,263
340,000	Kronos Acquisition Holdings, Inc.(c)	9.00%	08/15/2023	332,350
140,000	MEG Energy Corp.(c)	7.00%	03/31/2024	120,750
185,000	Seven Generations Energy, Ltd.(c)	5.38%	09/30/2025	186,619
210,000	Telesat Canada / Telesat LLC(c)	8.88%	11/15/2024	237,037
				2,538,049
Cayman Islands - 0.22%
200,000	CK Hutchison International 17, Ltd.(c)	2.25%	09/29/2020	199,573
200,000	CK Hutchison International 17, Ltd.(c)	3.50%	04/05/2027	202,564
200,000	CK Hutchison International 17, Ltd.(d)	2.88%	04/05/2022	201,232
514,150	Guanay Finance, Ltd.(d)	6.00%	12/15/2020	529,574
200,000	Hutchison Whampoa International 12 II, Ltd.(d)	3.25%	11/08/2022	204,975
600,000	Industrial Senior Trust(c)	5.50%	11/01/2022	612,000
1,151,613	Interoceanica IV Finance, Ltd.(d)(g)	0.00%	11/30/2025	990,387
1,000,000	Lima Metro Line 2 Finance, Ltd.(c)	5.88%	07/05/2034	1,105,000
250,000	Madison Park Funding XIV, Ltd.(c)(h)	3M US L + 4.75%	07/20/2026	249,478
20,000	Noble Holding International, Ltd.	7.75%	01/15/2024	17,850
400,000	SPARC EM SPC Panama Metro Line 2 SP(c)(g)	0.00%	12/05/2022	365,600
200,000	SPARC EM SPC Panama Metro Line 2 SP(d)(g)	0.00%	12/05/2022	182,800
				4,861,033
Chile - 0.17%
200,000	Banco de Credito e Inversiones(d)	4.00%	02/11/2023	212,655
300,000	Banco del Estado de Chile(d)	4.13%	10/07/2020	316,762
150,000	Banco del Estado de Chile(d)	3.88%	02/08/2022	159,003
100,000	Celulosa Arauco y Constitucion SA	5.00%	01/21/2021	106,773
300,000	Colbun SA(d)	6.00%	01/21/2020	326,014
500,000	Embotelladora Andina SA(d)	5.00%	10/01/2023	552,287
900,000	Empresa de Transporte de Pasajeros Metro SA(c)	5.00%	01/25/2047	992,016
300,000	Engie Energia Chile SA(d)	5.63%	01/15/2021	328,697
800,000	Itau CorpBanca(d)	3.88%	09/22/2019	827,012
				3,821,219
China - 0.07%
800,000	CNPC HK Overseas Capital, Ltd.(d)	4.50%	04/28/2021	851,394
800,000	Sinopec Group Overseas Development 2016, Ltd.(d)	2.75%	09/29/2026	763,593
				1,614,987
Costa Rica - 0.01%
200,000	Banco de Costa Rica(d)	5.25%	08/12/2018	203,620
Curacao - 0.01%
167,000	Teva Pharmaceutical Finance Co. BV	2.95%	12/18/2022	162,354

See Notes to Financial Statements.

Annual Report | September 30, 2017	31

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
Dominican Republic - 0.01%
$300,000	Banco de Reservas de la Republica Dominicana(c)	7.00%	02/01/2023	$316,500

France - 0.03%
631,000	Orange SA	2.75%	02/06/2019	638,719

Great Britain - 0.13%
155,000	AstraZeneca PLC	2.38%	11/16/2020	155,893
255,000	AstraZeneca PLC	2.38%	06/12/2022	253,034
1,188,000	British Telecommunications PLC	5.95%	01/15/2018	1,202,505
330,000	Delphi Jersey Holdings PLC(c)	5.00%	10/01/2025	336,600
200,000	MARB BondCo PLC(c)	7.00%	03/15/2024	197,500
765,000	Royal Bank of Scotland Group PLC(h)	3M US L + 1.48%	05/15/2023	770,492
				2,916,024
Guatemala - 0.01%
200,000	Energuate Trust(c)	5.88%	05/03/2027	207,750

India - 0.06%
300,000	Bharti Airtel, Ltd.(d)	4.38%	06/10/2025	304,282
200,000	Export-Import Bank of India	3.13%	07/20/2021	202,577
300,000	Export-Import Bank of India	4.00%	01/14/2023	314,715
200,000	Indian Oil Corp., Ltd.	5.63%	08/02/2021	220,250
200,000	Indian Oil Corp., Ltd.	5.75%	08/01/2023	226,208
				1,268,032
Ireland - 0.02%
415,000	Shire Acquisitions Investments Ireland DAC	2.88%	09/23/2023	413,362
Isle Of Man - 0.03%
600,000	Gohl Capital, Ltd.	4.25%	01/24/2027	619,603
Israel - 0.04%
900,000	Israel Electric Corp., Ltd.(c)	5.00%	11/12/2024	977,400
Japan - 0.05%
355,000	Mizuho Financial Group, Inc.(h)	3M US L + 0.88%	09/11/2022	356,242
350,000	Sumitomo Mitsui Financial Group, Inc.	2.93%	03/09/2021	355,839
310,000	Sumitomo Mitsui Financial Group, Inc.	2.06%	07/14/2021	304,934
				1,017,015
Luxembourg - 0.04%
270,000	Actavis Funding SCS	2.35%	03/12/2018	270,809
80,000	Camelot Finance SA(c)	7.88%	10/15/2024	86,400
220,000	Dana Financing Luxembourg Sarl(c)	5.75%	04/15/2025	232,650
245,000	Intelsat Jackson Holdings SA	7.25%	10/15/2020	237,037
				826,896
Malaysia - 0.07%
600,000	Axiata SPV2 Bhd	3.47%	11/19/2020	615,352

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$200,000	Malayan Banking Bhd	3.91	10/29/2026	$205,893
300,000	Petronas Capital, Ltd.(d)	3.50%	03/18/2025	309,623
500,000	Petronas Global Sukuk, Ltd.(d)	2.71%	03/18/2020	504,534
				1,635,402
Mexico - 0.08%
100,000	America Movil SAB de CV	5.00%	03/30/2020	107,073
200,000	Grupo Idesa SA de CV(c)	7.88%	12/18/2020	200,000
200,000	Grupo Idesa SA de CV(d)	7.88%	12/18/2020	200,000
950,000	Mexico City Airport Trust(c)	4.25%	10/31/2026	978,500
310,000	Petroleos Mexicanos	6.75%	09/21/2047	330,584
				1,816,157
Netherlands - 0.11%
400,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It(c)	7.95%	05/11/2026	434,800
300,000	CIMPOR Financial Operations BV(c)	5.75%	07/17/2024	283,500
200,000	Petrobras Global Finance BV	7.38%	01/17/2027	220,600
600,000	Petrobras Global Finance BV	7.25%	03/17/2044	627,000
505,000	Shell International Finance BV	1.38%	05/10/2019	503,263
385,000	Teva Pharmaceutical Finance Netherlands III BV	2.80%	07/21/2023	368,528
				2,437,691
Panama - 0.12%
398,154	Aeropuerto Internacional de Tocumen SA	5.75%	10/09/2023	438,467
200,000	Autoridad del Canal de Panama(d)	4.95%	07/29/2035	222,750
500,000	Banco de Credito del Peru/Panama(d)	2.25%	10/25/2019	501,750
100,000	Banco de Credito del Peru/Panama(d)	5.38%	09/16/2020	109,250
500,000	Banco Internacional del Peru SAA/Panama(d)	5.75%	10/07/2020	550,300
150,000	Banco Latinoamericano de Comercio Exterior SA(d)	3.25%	05/07/2020	153,750
600,000	Global Bank Corp.(d)	5.13%	10/30/2019	628,200
				2,604,467
Peru - 0.08%
100,000	BBVA Banco Continental SA(d)	5.00%	08/26/2022	109,250
80,000	Camposol SA(c)	10.50%	07/15/2021	87,200
200,000	Fondo MIVIVIENDA SA(c)	3.50%	01/31/2023	205,300
350,000	Fondo MIVIVIENDA SA(d)	3.50%	01/31/2023	359,275
200,000	Pesquera Exalmar SAA(d)	7.38%	01/31/2020	196,000
800,000	Transportadora de Gas del Peru SA(d)	4.25%	04/30/2028	832,000
				1,789,025
Philippines - 0.01%
150,000	BDO Unibank, Inc.	5.63%	10/24/2021	149,619

See Notes to Financial Statements.

Annual Report | September 30, 2017	33

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
Singapore - 0.19%
$600,000	BPRL International Singapore Pte. Ltd.	4.38%	01/18/2027	$626,167
700,000	DBS Group Holdings, Ltd.(c)(h)	3M US L + 0.62%	07/25/2022	702,667
200,000	ONGC Videsh Vankorneft Pte, Ltd.	2.88%	01/27/2022	198,873
600,000	ONGC Videsh Vankorneft Pte, Ltd.	3.75%	07/27/2026	599,435
282,000	Oversea-Chinese Banking Corp. Ltd.(d)	4.00	10/15/2024	289,644
200,000	SingTel Group Treasury Pte, Ltd.	4.50%	09/08/2021	215,079
750,000	Temasek Financial I, Ltd.(d)	2.38%	01/23/2023	751,055
400,000	United Overseas Bank Ltd.	3.75	09/19/2024	409,506
400,000	United Overseas Bank, Ltd.	3.50	09/16/2026	407,440
				4,199,866
South Korea - 0.02%
550,000	Korea Expressway Corp.(c)(h)	3M US L + 0.70%	04/20/2020	549,601

Switzerland - 0.02%
530,000	Credit Suisse Group AG(c)(h)	3M US L + 1.20%	12/14/2023	534,338

United Arab Emirates - 0.01%
230,000	DAE Funding LLC(c)	5.00%	08/01/2024	236,325

TOTAL FOREIGN CORPORATE BONDS (Cost $45,320,421)				44,571,601

U.S. CORPORATE BONDS - 2.81%
Advertising - 0.03%
635,000	Omnicom Group, Inc.	3.60%	04/15/2026	641,038

Aerospace/Defense - 0.05%
365,000	Lockheed Martin Corp.	4.70%	05/15/2046	409,683
336,000	The Boeing Co.	6.88%	03/15/2039	487,879
175,000	Triumph Group, Inc.(c)	7.75%	08/15/2025	184,625
				1,082,187
Agriculture - 0.02%
95,000	BAT Capital Corp.(c)(h)	3M US L + 0.88%	08/15/2022	95,375
390,000	Reynolds American, Inc.	4.00%	06/12/2022	412,323
				507,698
Airlines - 0.01%
215,000	Delta Air Lines, Inc.	3.63%	03/15/2022	221,139
80,000	United Continental Holdings, Inc.	4.25%	10/01/2022	80,700
				301,839
Auto Manufacturers - 0.06%
305,000	Ford Motor Co.	7.45%	07/16/2031	395,726
185,000	General Motors Co.(h)	3M US L + 0.80%	08/07/2020	185,243

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$755,000	General Motors Financial Co., Inc.	3.95%	04/13/2024	$774,062
				1,355,031
Banks - 0.21%
285,000	Bank of America Corp.	2.50%	10/21/2022	282,559
330,000	Bank of America Corp.(h)	3M US L + 1.02	04/24/2023	331,688
755,000	Citigroup, Inc.(h)	3M US L + 1.10%	05/17/2024	757,266
410,000	JPMorgan Chase & Co.	2.97%	01/15/2023	416,532
375,000	JPMorgan Chase & Co.	4.25%	10/01/2027	397,045
505,000	Morgan Stanley	2.75%	05/19/2022	507,232
520,000	Morgan Stanley(h)	3M US L + 1.34%	07/22/2028	521,339
110,000	MUFG Americas Holdings Corp.	2.25%	02/10/2020	110,223
35,000	The Goldman Sachs Group, Inc.	3.00%	04/26/2022	35,404
375,000	The Goldman Sachs Group, Inc.(h)	3M US L + 1.053%	06/05/2023	374,998
495,000	Wells Fargo & Co.	3.07%	01/24/2023	503,647
515,000	Wells Fargo & Co.(h)	3M US L + 1.31%	05/22/2028	522,056
				4,759,989
Beverages - 0.02%
300,000	Anheuser-Busch InBev Finance, Inc.	4.90%	02/01/2046	342,790

Chemicals - 0.03%
315,000	Ashland, Inc.	4.75%	08/15/2022	333,506
340,000	Hexion, Inc.(c)	10.38%	02/01/2022	328,100
				661,606
Coal - 0.01%
240,000	Peabody Securities Finance Corp.(c)	6.00%	03/31/2022	248,700
Commercial Services - 0.01%
295,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(c)	9.25%	05/15/2023	326,288
Computers - 0.01%
175,000	Riverbed Technology, Inc.(c)	0.00%	03/01/2023	167,344
Cosmetics/Personal Care - 0.02%
425,000	Unilever Capital Corp.	2.90%	05/05/2027	420,162
Distribution/Wholesale - 0.02%
165,000	Avantor, Inc.(c)	6.00%	10/01/2024	169,125
165,000	Avantor, Inc.(c)	9.00%	10/01/2025	168,919
				338,044
Diversified Financial Services - 0.21%
568,000	Air Lease Corp.	3.75%	02/01/2022	592,717
645,000	Ally Financial, Inc.	4.13%	03/30/2020	665,962
40,000	Ally Financial, Inc.	4.25%	04/15/2021	41,500
415,000	American Express Co.	2.50%	08/01/2022	414,867
450,000	American Express Credit Corp.	2.70%	03/03/2022	455,506

See Notes to Financial Statements.

Annual Report | September 30, 2017	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$340,000	ASP AMC Merger Sub, Inc.(c)	8.00%	05/15/2025	$328,950
640,000	Discover Financial Services	4.10%	02/09/2027	651,266
485,000	National Rural Utilities Cooperative Finance Corp.	2.00%	01/27/2020	485,894
235,000	NFP Corp.(c)	6.88%	07/15/2025	239,113
499,000	Synchrony Financial	3.00%	08/15/2019	507,321
225,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp.(c)	6.75%	06/01/2025	227,813
				4,610,909
Electric - 0.26%
787,000	Berkshire Hathaway Energy Co.	6.50%	09/15/2037	1,054,428
230,000	Duke Energy Corp.	3.75%	09/01/2046	222,381
215,000	Duke Energy Corp.	3.95%	08/15/2047	213,920
450,000	Duke Energy Progress LLC	4.15%	12/01/2044	480,870
315,000	Exelon Corp.	3.40%	04/15/2026	317,195
1,100,000	ITC Holdings Corp.	3.25%	06/30/2026	1,089,187
250,000	NextEra Energy Capital Holdings, Inc.	3.55%	05/01/2027	256,909
330,000	NextEra Energy Operating Partners LP(c)	4.50%	09/15/2027	337,013
115,000	NRG Energy, Inc.	7.25%	05/15/2026	123,913
655,000	The Southern Co.	2.45%	09/01/2018	659,704
1,000,000	Virginia Electric & Power Co.	3.50%	03/15/2027	1,038,627
				5,794,147
Electronics - 0.01%
265,000	Arrow Electronics, Inc.	3.88%	01/12/2028	264,871
Engineering & Construction - 0.02%
400,000	SBA Tower Trust(c)	3.17%	04/15/2022	400,039
Entertainment - 0.06%
335,000	Eldorado Resorts, Inc.	6.00%	04/01/2025	353,492
220,000	GLP Capital LP / GLP Financing II, Inc.	5.38%	04/15/2026	240,625
400,000	Pinnacle Entertainment, Inc.	5.63%	05/01/2024	411,000
230,000	Six Flags Entertainment Corp.(c)	4.88%	07/31/2024	234,600
				1,239,717
Environmental Control - 0.01%
275,000	Waste Management, Inc.	4.10%	03/01/2045	291,577
Financial - 0.01%
125,000	SBA Communications Corp.(c)	4.00%	10/01/2022	125,625
Food - 0.13%
270,000	JBS USA LLC / JBS USA Finance, Inc.(c)	7.25%	06/01/2021	276,750
50,000	JBS USA LUX SA / JBS USA Finance, Inc.(c)	7.25%	06/01/2021	51,250
500,000	Kraft Heinz Foods Co.	2.00%	07/02/2018	501,108
225,000	Pilgrim's Pride Corp.(c)	5.75%	03/15/2025	232,875
320,000	Post Holdings, Inc.(c)	5.50%	03/01/2025	332,800

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$490,000	Smithfield Foods, Inc.(c)	4.25%	02/01/2027	$507,305
515,000	Sysco Corp.	3.25%	07/15/2027	514,237
515,000	The Kroger Co.	3.40%	04/15/2022	529,747
				2,946,072
Forest Products & Paper - 0.05%
885,000	Georgia-Pacific LLC(c)	3.60%	03/01/2025	915,087
290,000	International Paper Co.	3.00%	02/15/2027	282,166
				1,197,253
Gas - 0.01%
235,000	NGL Energy Partners LP / NGL Energy Finance Corp.	7.50%	11/01/2023	235,000
Healthcare-Products - 0.05%
760,000	Becton Dickinson & Co.	2.89%	06/06/2022	762,451
225,000	Universal Hospital Services, Inc.	7.63%	08/15/2020	228,938
180,000	Zimmer Biomet Holdings, Inc.	2.70%	04/01/2020	181,873
				1,173,262
Healthcare-Services - 0.08%
658,000	Anthem, Inc.	2.30%	07/15/2018	660,966
275,000	Centene Corp.	4.75%	01/15/2025	286,000
230,000	CHS/Community Health Systems, Inc.	6.25%	03/31/2023	227,987
305,000	MPH Acquisition Holdings LLC(c)	7.13%	06/01/2024	328,638
220,000	Tenet Healthcare Corp.	8.13%	04/01/2022	224,400
				1,727,991
Holding Companies-Diversified - 0.01%
140,000	MUFG Americas Holdings Corp.	1.63%	02/09/2018	140,004
210,000	Petsmart, Inc.(c)	7.13%	03/15/2023	164,388
				304,392
Industrial - 0.00%(i)
15,000	Multi-Color Corp.(c)	4.88%	11/01/2025	15,225
Insurance - 0.18%
300,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co- Issuer(c)	8.25%	08/01/2023	317,937
325,000	AssuredPartners, Inc.(c)	7.00%	08/15/2025	333,531
450,000	Athene Global Funding(c)	3.00%	07/01/2022	448,346
515,000	Brighthouse Financial, Inc.(c)	3.70%	06/22/2027	506,469
855,000	Liberty Mutual Group, Inc.(c)	6.50%	05/01/2042	1,117,931
185,000	New York Life Global Funding(c)	2.30%	06/10/2022	184,369
415,000	New York Life Global Funding(c)	2.90%	01/17/2024	420,405
660,000	Nuveen Finance LLC(c)	2.95%	11/01/2019	671,233
				4,000,221
Internet - 0.07%
515,000	Amazon.com, Inc.(c)	4.05%	08/22/2047	522,965
510,000	eBay, Inc.	2.75%	01/30/2023	508,851
530,000	Expedia, Inc.(c)	3.80%	02/15/2028	526,196
				1,558,012

See Notes to Financial Statements.

Annual Report | September 30, 2017	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
Investment Companies - 0.11%
$2,500,000	FS Investment Corp.	4.25%	01/15/2020	$2,563,441
Iron/Steel - 0.01%
210,000	Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.(c)	6.38%	05/01/2022	218,925
Leisure Time - 0.02%
115,000	Constellation Merger Sub, Inc.(c)	8.50%	09/15/2025	113,275
320,000	Viking Cruises, Ltd.(c)	5.88%	09/15/2027	321,904
				435,179
Lodging - 0.01%
230,000	Hilton Domestic Operating Co., Inc.	4.25%	09/01/2024	235,175
Machinery-Construction & Mining - 0.01%
220,000	Blueline Rental Finance Corp. / Blueline Rental LLC(c)	9.25%	03/15/2024	237,325
Media - 0.07%
200,000	CCO Holdings LLC / CCO Holdings Capital Corp.(c)	5.00%	02/01/2028	201,000
280,000	Cengage Learning, Inc.(c)	9.50%	06/15/2024	247,100
605,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/2025	647,559
480,000	Comcast Corp.	4.40%	08/15/2035	521,137
				1,616,796
Oil & Gas - 0.13%
400,000	CNOOC Finance 2015 USA LLC	3.50%	05/05/2025	406,805
510,000	EQT Corp.	3.90%	10/01/2027	510,913
178,000	FTS International, Inc.	6.25%	05/01/2022	163,760
263,000	Phillips 66	5.88%	05/01/2042	324,488
500,000	Reliance Holding USA, Inc.(d)	5.40%	02/14/2022	549,937
405,000	Sanchez Energy Corp.	6.13%	01/15/2023	350,325
145,000	Schlumberger Holdings Corp.(c)	2.35%	12/21/2018	145,864
245,000	SM Energy Co.	5.00%	01/15/2024	232,137
210,000	Valero Energy Corp.	6.63%	06/15/2037	265,641
				2,949,870
Packaging & Containers - 0.01%
225,000	Flex Acquisition Co., Inc.(c)	6.88%	01/15/2025	234,000
Pharmaceuticals - 0.06%
405,000	AbbVie, Inc.	4.70%	05/14/2045	442,994
495,000	Cardinal Health, Inc.	4.37%	06/15/2047	508,642
390,000	Express Scripts Holding Co.	3.40%	03/01/2027	385,079
				1,336,715
Pipelines - 0.09%
330,000	Cheniere Energy Partners LP(c)	5.25%	10/01/2025	338,250
505,000	Enable Midstream Partners LP	4.40%	03/15/2027	514,401

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$480,000	Energy Transfer LP	4.75%	01/15/2026	$505,910
340,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	413,431
250,000	Williams Partners LP/ ACMP Finance Corp.	3.75%	06/15/2027	250,034
				2,022,026
Private Equity - 0.01%
225,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.25%	02/01/2022	235,125

REITS - 0.19%
800,000	American Tower Corp.	3.38%	10/15/2026	791,977
515,000	American Tower Corp.	3.55%	07/15/2027	512,519
625,000	Boston Properties LP	4.13%	05/15/2021	661,268
800,000	Crown Castle International Corp.	3.70%	06/15/2026	806,909
515,000	Crown Castle International Corp.	3.65%	09/01/2027	515,552
400,000	Digital Realty Trust LP	3.70%	08/15/2027	404,746
233,000	ESH Hospitality, Inc.(c)	5.25%	05/01/2025	241,446
340,000	MPT Operating Partnership LP / MPT Finance Corp.	5.00%	10/15/2027	349,350
				4,283,767
Retail - 0.05%
200,000	Landry's, Inc.(c)	6.75%	10/15/2024	202,750
230,000	Lowe's Cos., Inc.	3.10%	05/03/2027	228,882
120,000	PetSmart, Inc.(c)	5.88%	06/01/2025	105,300
505,000	The Home Depot, Inc.	3.00%	04/01/2026	507,117
				1,044,049
Semiconductors - 0.04%
250,000	Applied Materials, Inc.	4.35%	04/01/2047	268,039
290,000	Broadcom Corp. / Broadcom Cayman Finance, Ltd.(c)	3.63%	01/15/2024	298,236
255,000	Maxim Integrated Products, Inc.	3.45%	06/15/2027	256,941
				823,216
Software - 0.12%
148,000	Fidelity National Information Services, Inc.	3.63%	10/15/2020	154,193
220,000	Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho(c)	10.00%	11/30/2024	249,150
230,000	Informatica LLC(c)	7.13%	07/15/2023	232,300
380,000	Microsoft Corp.	4.45%	11/03/2045	428,764
355,000	Oracle Corp.	4.13%	05/15/2045	373,955
330,000	S&P Global, Inc.	4.40%	02/15/2026	357,609
90,000	Solera LLC / Solera Finance, Inc.(c)	10.50%	03/01/2024	102,911
220,000	Sophia LP / Sophia Finance, Inc.(c)	9.00%	09/30/2023	229,075
620,000	VMware, Inc.	2.95%	08/21/2022	622,774
				2,750,731

See Notes to Financial Statements.

Annual Report | September 30, 2017	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
Special Purpose Banks - 0.02%
$340,000	CRC Escrow Issuer LLC / CRC Finco Inc.(c)	5.25%	10/15/2025	$342,125

Telecommunications - 0.09%
495,000	AT&T, Inc.	3.80%	03/01/2024	509,708
80,000	CB Escrow Corp.(c)	8.00%	10/15/2025	80,800
225,000	Cincinnati Bell, Inc.(c)	7.00%	07/15/2024	220,500
220,000	Frontier Communications Corp.	8.50%	04/15/2020	213,950
210,000	GTT Communications, Inc.(c)	7.88%	12/31/2024	223,650
660,000	Verizon Communications, Inc.	4.40%	11/01/2034	665,688
				1,914,296
Toys/Games/Hobbies - 0.01%
150,000	Hasbro, Inc.	3.50%	09/15/2027	148,505
Transportation - 0.09%
465,000	Burlington Northern Santa Fe LLC	4.55%	09/01/2044	516,660
420,000	CSX Corp.	3.80%	11/01/2046	405,378
550,000	FedEx Corp.	4.75%	11/15/2045	601,013
500,000	Union Pacific Corp.	3.00%	04/15/2027	503,398
				2,026,449
Trucking & Leasing - 0.01%
245,000	Penske Truck Leasing Co. Lp / PTL Finance Corp.(c)	4.20%	04/01/2027	257,340

TOTAL U.S. CORPORATE BONDS (Cost $61,387,766)				62,712,084

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.44%
250,000	Argentine Republic Government International Bond	6.88%	01/26/2027	270,375
300,000	Brazilian Government International Bond	5.63%	01/07/2041	303,000
500,000	Chile Government International Bond	3.13%	03/27/2025	516,000
600,000	Chile Government International Bond	3.13%	01/21/2026	616,500
200,000	Chile Government International Bond	3.86%	06/21/2047	204,375
400,000	Costa Rica Government International Bond(d)	10.00%	08/01/2020	466,000
400,000	Dominican Republic International Bond(c)	5.95%	01/25/2027	431,000
400,000	Indonesia Government International Bond(d)	4.88%	05/05/2021	431,861
200,000	Israel Government International Bond	4.00%	06/30/2022	214,982
600,000	Israel Government International Bond	2.88%	03/16/2026	606,514
200,000	Malaysia Sovereign Sukuk Bhd International Bond(d)	3.04%	04/22/2025	201,480

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$250,000	Malaysia Sukuk Global Bhd International Bond(d)	3.18%	04/27/2026	$252,883
100,000	Mexico Government International Bond	4.00%	10/02/2023	105,970
400,000	Mexico Government International Bond	4.13%	01/21/2026	421,900
1,140,000	Mexico Government International Bond	4.15%	03/28/2027	1,199,622
100,000	Mexico Government International Bond	4.75%	03/08/2044	103,300
200,000	Panama Government International Bond	4.00%	09/22/2024	214,000
900,000	Panama Government International Bond	3.88%	03/17/2028	945,000
200,000	Panama Government International Bond	4.50%	05/15/2047	211,500
800,000	Perusahaan Penerbit SBSN Indonesia III International Bond(c)	4.15%	03/29/2027	827,000
700,000	Philippine Government International Bond	4.20%	01/21/2024	770,284
600,000	Philippine Government International Bond	3.70%	02/02/2042	599,636

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (Cost $9,653,503)				9,913,182

COLLATERALIZED LOAN OBLIGATIONS - 0.54%
	Adams Mill CLO, Ltd.
500,000	Series 2014-1A(c)(h)	3M US L + 3.50%	07/15/2026	502,486
250,000	Series 2014-1A(c)(h)	3M US L + 5.00%	07/15/2026	242,212
	Apidos CLO XVIII
250,000	Series 2014-18A(c)(h)	3M US L + 5.20%	07/22/2026	251,902
	Avery Point II CLO, Ltd.
500,000	Series 2013-2A(c)(h)	3M US L + 3.45%	07/17/2025	500,092
	Babson CLO, Ltd.
500,000	Series 2015-2A(c)(h)	3M US L + 3.80%	07/20/2027	502,374
500,000	Series 2015-IA(c)(h)	3M US L + 3.45%	04/20/2027	502,030

See Notes to Financial Statements.

Annual Report | September 30, 2017	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	Barings CLO, Ltd.
$500,000	Series 2017-1A(c)(h)	3M US L + 3.60%	07/18/2029	$504,746
	Barings CLO, Ltd. 2016-III
500,000	Series 2016-3A(c)(h)	3M US L + 3.95%	01/15/2028	504,409
	Betony CLO, Ltd.
500,000	Series 2015-1A(c)(h)	3M US L + 3.60%	04/15/2027	501,097
	Birchwood Park CLO, Ltd.
250,000	Series 2014-1A(c)(h)	3M US L + 6.40%	07/15/2026	250,548
	BlueMountain CLO, Ltd.
500,000	Series 2015-3A(c)(h)	3M US L + 3.10%	10/20/2027	500,617
500,000	Series 2015-3A(c)(h)	3M US L + 3.55%	10/20/2027	508,033
	Brookside Mill CLO, Ltd.
250,000	Series 2013-1A(c)(h)	3M US L + 2.70%	04/17/2025	250,739
500,000	Series 2013-1A(c)(h)	3M US L + 3.05%	04/17/2025	493,657
500,000	Series 2013-1A(c)(h)	3M US L + 4.40%	04/17/2025	471,250
	Canyon Capital CLO, Ltd.
500,000	Series 2017-1A(c)(h)	3M US L + 3.60%	07/15/2030	499,871
	Catamaran CLO, Ltd.
500,000	Series 2015-1A(c)(h)	3M US L + 3.10%	04/22/2027	500,638
	Dorchester Park CLO, Ltd.
250,000	Series 2015-1A(c)(h)	3M US L + 3.20%	01/20/2027	252,225
250,000	Series 2015-1A(c)(h)	3M US L + 3.55%	01/20/2027	249,902
	Flatiron CLO, Ltd.
250,000	Series 2014-1A(c)(h)	3M US L + 3.30%	07/17/2026	248,609
	Galaxy XV CLO, Ltd.
500,000	Series 2013-15A(c)(h)	3M US L + 3.40%	04/15/2025	503,737
	Halcyon Loan Advisors Funding, Ltd.
250,000	Series 2013-2A(c)(h)	3M US L + 2.70%	08/01/2025	252,219

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	LCM XIV LP
$500,000	Series 2013-14A(c)(h)	3M US L + 3.50%	07/15/2025	$502,495
	Octagon Investment Partners XVI, Ltd.
500,000	Series 2013-1A(c)(h)	3M US L + 3.35%	07/17/2025	501,260
500,000	Series 2013-1A(c)(h)	3M US L + 4.50%	07/17/2025	496,043
	THL Credit Wind River 2017-1 CLO Ltd.
500,000	Series 2017-1A(c)(h)	3M US L + 3.75%	04/18/2029	500,608
	Venture XII CLO, Ltd.
1,000,000	Series 2017-12A(c)(h)	3M US L + 3.70%	02/28/2026	1,004,672

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $11,736,356)				11,998,471

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 23.05%
	Adjustable Rate Mortgage Trust
962,278	Series 2005-1(h)	3.65%	05/25/2035	983,270
4,802,354	Series 2005-10(h)	3.65%	01/25/2036	4,294,297
619,745	Series 2005-7(h)	3.61%	10/25/2035	553,943
	ALM XII, Ltd.
500,000	Series 2017-12A(c)(h)	3M US L + 3.20%	04/16/2027	502,535
	Alternative Loan Trust
411,821	Series 2005-20CB	5.50%	07/25/2035	392,125
158,242	Series 2005-54CB	5.50%	11/25/2035	140,867
741,457	Series 2005-6CB	5.50%	04/25/2035	756,505
347,983	Series 2005-85CB(h)	21.63% - 1M US L	02/25/2036	445,232
1,647,769	Series 2005-85CB(h)	1M US L + 1.10%	02/25/2036	1,386,832
398,190	Series 2005-86CB	5.50%	02/25/2036	356,912
427,180	Series 2005-9CB(h)	1M US L + 0.50%	05/25/2035	371,763
758,671	Series 2005-9CB(h)	5.05% - 1M US L	05/25/2035	77,987
368,631	Series 2006-12CB(h)	1M US L + 5.75%	05/25/2036	302,294
1,731,513	Series 2006-15CB	6.50%	06/25/2036	1,399,238
222,174	Series 2006-30T1	6.25%	11/25/2036	200,548
180,109	Series 2006-32CB	5.50%	11/25/2036	156,936
363,484	Series 2006-36T2(h)	28.06% - 1M US L	12/25/2036	451,366

See Notes to Financial Statements.

Annual Report | September 30, 2017	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$16,248,656	Series 2006-J7	6.25%	11/25/2036	$13,384,574
1,402,672	Series 2007-19	6.00%	08/25/2037	1,154,409
5,045,761	Series 2007-20	6.25%	08/25/2047	4,285,673
1,451,596	Series 2007-23CB(h)	1M US L + 0.50%	09/25/2037	916,038
1,386,032	Series 2007-23CB(h)	6.50% - 1M US L	09/25/2037	319,987
8,568,008	Series 2007-HY2(h)	3.32%	03/25/2047	7,930,362
	American Home Mortgage Investment Trust
178,765	Series 2007-A(c)(j)	6.60%	01/25/2037	92,523
	Atrium IX
500,000	Series 2017-9A(c)(h)	3M US L + 3.60%	05/28/2030	499,874
	BAMLL Commercial Mortgage Securities Trust
400,000	Series 2014-IP(c)(h)	2.81%	06/15/2028	396,759
17,000,000	Series 2015-200P(c)(h)	0.50%	04/14/2033	456,062
	Banc of America Alternative Loan Trust
60,172	Series 2005-6	6.00%	07/25/2035	59,942
117,263	Series 2005-6	5.50%	07/25/2035	106,741
	Banc of America Commercial Mortgage Trust
298,729	Series 2007-5(h)	5.77%	10/10/2017	298,937
	Banc of America Funding Corp.
504,348	Series 2008-R2(c)	6.00%	09/25/2037	520,737
	Banc of America Funding Trust
3,000,000	Series 2005-B(h)	1M US L + 0.45%	04/20/2035	2,552,631
339,999	Series 2006-2	5.50%	03/25/2036	336,368
938,235	Series 2006-A(h)	3.50%	02/20/2036	906,586
7,506,170	Series 2007-4(h)	5.77%	05/25/2037	7,549,236
6,308,386	Series 2010-R5(c)(h)	6.00%	10/26/2037	5,731,652
	BBCMS Mortgage Trust
4,114,941	Series 2017-C1(h)	1.69%	02/15/2050	443,936
	BCAP LLC Trust
173,933	Series 2007-AA2(h)	7.50%	04/25/2037	167,753
112,851	Series 2007-AA2	6.00%	04/25/2037	99,042
3,112,252	Series 2009-RR1(c)(h)	6.00%	10/26/2036	3,044,535
7,469,425	Series 2010-RR6(c)(h)	6.00%	07/26/2036	6,196,827
	Bear Stearns ALT-A Trust
1,554,753	Series 2004-11(h)	3.31%	11/25/2034	1,434,425
1,629,418	Series 2005-3(h)	3.28%	04/25/2035	1,345,321
12,041,274	Series 2006-3(h)	3.24%	05/25/2036	9,811,018
7,353,292	Series 2006-4(h)	3.88%	07/25/2036	6,788,122

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$1,497,999	Series 2006-6(h)	3.44%	11/25/2036	$1,369,550
	Bear Stearns Asset Backed Securities I Trust
11,674,567	Series 2007-HE2(h)	1M US L + 0.23%	02/25/2037	10,068,882
	Bear Stearns Asset-Backed Securities Trust
260,137	Series 2005-HE3(h)	1M US L + 1.02%	03/25/2035	262,133
2,623,859	Series 2006-AC1(j)	6.25%	02/25/2036	2,089,076
	BX Trust 2017
192,000	Series 2017-SLCT(c)(h)	1M US L + 2.05%	07/15/2034	192,440
315,000	Series 2017-SLCT(c)(h)	1M US L + 3.15%	07/15/2034	316,991
	Carrington Mortgage Loan Trust
2,600,000	Series 2006-NC4(h)	1M US L + 0.16%	10/25/2036	2,253,864
	CFCRE Commercial Mortgage Trust
5,179,693	Series 2016-C3(h)	1.24%	12/10/2025	368,052
501,000	Series 2016-C3(c)(h)	3.05%	01/10/2048	373,361
486,000	Series 2016-C7	3.84%	12/10/2054	510,371
	Chase Mortgage Finance Trust
5,593,444	Series 2007-S2	6.00%	03/25/2037	4,980,883
11,363,011	Series 2007-S2	6.00%	03/25/2037	10,172,610
614,075	Series 2007-S3	5.50%	05/25/2037	505,755
	Chicago Skyscraper Trust
193,000	Series 2017-SKY(c)(h)	1M US L + 1.10%	02/15/2019	193,327
107,000	Series 2017-SKY(c)(h)	1M US L + 1.25%	02/15/2019	107,184
	CIM Trust
12,000,000	Series 2016-1RR(h)	12.32%	07/26/2055	11,188,484
12,000,000	Series 2016-2RR B2(h)	24.65%	02/27/2056	10,973,009
12,000,000	Series 2016-3RR B2(c)(h)	11.02%	02/27/2056	11,051,821
11,430,000	Series 2016-3RR B2(h)	12.17%	01/27/2057	12,646,128
4,933,918	Series 2017-6 A1	3.02%	06/25/2057	4,899,034
	Citicorp Mortgage Securities Trust
995,192	Series 2007-1	6.00%	01/25/2037	1,003,893
113,525	Series 2007-2	5.50%	02/25/2037	114,163
	Citigroup Commercial Mortgage Trust
3,962,795	Series 2014-GC25(h)	1.20%	10/10/2047	231,300
355,500	Series 2015-GC27(c)(h)	4.58%	01/10/2025	295,139
400,000	Series 2015-GC31(h)	4.20%	06/10/2025	390,111
420,000	Series 2015-GC35(h)	4.65%	11/10/2025	423,442

See Notes to Financial Statements.

Annual Report | September 30, 2017	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$5,490,413	Series 2015-GC35(h)	1.04%	11/10/2048	$269,885
488,000	Series 2016-P4	2.90%	07/10/2026	483,389
3,346,349	Series 2016-P4(h)	2.17%	07/10/2049	418,188
388,000	Series 2016-P6(h)	3.72%	12/10/2049	408,495
494,000	Series 2016-SMPLC D(c)	3.52%	09/10/2021	494,283
	Citigroup Mortgage Loan Trust
1,038,105	Series 2006-WF1(j)	5.03%	03/25/2036	765,000
1,493,029	Series 2007-OPX1(j)	6.33%	01/25/2037	1,056,764
1,616,490	Series 2008-AR4(c)(h)	3.61%	11/25/2038	1,622,931
1,400,000	Series 2008-AR4(c)(h)	3.45%	11/25/2038	1,446,584
1,020,817	Series 2010-8(c)(h)	6.00%	11/25/2036	1,050,815
3,039,631	Series 2010-8(c)(h)	6.00%	12/25/2036	3,056,714
	CitiMortgage Alternative Loan Trust
842,361	Series 2007-A1	6.00%	01/25/2037	795,263
165,923	Series 2007-A1(h)	5.40% - 1M US L	01/25/2037	21,430
274,931	Series 2007-A3(h)	5.40% - 1M US L	03/25/2037	38,639
119,467	Series 2007-A3(h)	6.00%	03/25/2037	111,809
1,000,957	Series 2007-A4	5.75%	04/25/2037	890,627
865,324	Series 2007-A6	5.50%	06/25/2037	778,383
	CLNS Trust
168,000	Series 2017-IKPR(c)(h)	1M US L + 3.15%	06/11/2032	168,142
168,000	Series 2017-IKPR(c)(h)	1M US L + 3.50%	06/11/2032	168,706
168,000	Series 2017-IKPR(c)(h)	1M US L + 4.50%	06/11/2032	169,055
	COBALT CMBS Commercial Mortgage Trust
292,070	Series 2007-C2(h)	5.57%	04/15/2047	297,673
	Coinstar Funding LLC
5,985,000	Series 2017-1A(c)	5.22%	04/25/2047	6,228,503
	Cold Storage Trust
301,000	Series 2017-ICE3(c)(h)	1M US L + 1.00%	04/15/2024	302,519
367,000	Series 2017-ICE3(c)(h)	1M US L + 1.35%	04/15/2024	370,078
	Commercial Mortgage Pass-Through Certificates
329,970	Series 2010-C1(c)(h)	1.80%	07/10/2046	587
312,400	Series 2014-CR19(h)	4.87%	08/10/2047	318,833
400,000	Series 2014-CR20(h)	4.66%	11/10/2047	409,309
5,797,416	Series 2014-UBS4(c)	3.75%	08/10/2047	1,790,068
11,000	Series 2014-UBS4(c)(h)(k)	0.00%	08/10/2047	0
2,705,400	Series 2014-UBS4(c)	3.75%	08/10/2047	1,816,484
3,091,920	Series 2014-UBS4(c)	3.75%	08/10/2047	1,888,192

See Notes to Financial Statements.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$3,904,634	Series 2015-CR22(h)	1.13%	03/10/2025	$192,851
475,000	Series 2015-CR25(h)	4.70%	08/10/2025	486,486
5,036,044	Series 2015-CR26(h)	1.20%	09/10/2025	302,709
419,000	Series 2015-LC23(h)	4.80%	10/10/2025	435,573
3,697,344	Series 2016-DC2(h)	1.22%	10/10/2025	240,801
249,000	Series 2016-DC2(h)	4.80%	02/10/2026	245,095
	Commercial Mortgage Trust
659,000	Series 2012-CR4(c)(h)	4.74%	10/15/2045	575,909
	Consumer Credit Origination Loan Trust
1,253,219	Series 2015-1(c)	5.21%	03/15/2021	1,255,327
	Cosmopolitan Hotel Trust
245,000	Series 2016-CSMO(c)(h)	1M US L + 2.65%	11/15/2033	246,515
	Countrywide Home Loan Mortgage Pass-Through Trust
3,530,154	Series 2005-HYB7(h)	3.08%	11/20/2035	3,228,254
90,766	Series 2005-J4	5.50%	11/25/2035	89,204
2,803,742	Series 2006-18	6.00%	12/25/2036	2,558,857
445,798	Series 2007-17	6.00%	10/25/2037	427,216
476,192	Series 2007-3	6.00%	04/25/2037	424,863
535,236	Series 2007-7	5.75%	06/25/2037	496,205
	Credit Suisse First Boston Mortgage Securities Corp.
98,792	Series 2005-10	5.50%	11/25/2035	97,037
3,183,907	Series 2005-11	6.00%	12/25/2035	3,079,713
76,439	Series 2005-8	5.50%	08/25/2025	77,071
6,006,959	Series 2005-9	6.00%	10/25/2035	3,892,258
	Credit Suisse Mortgage Capital Certificates
4,900,688	Series 2006-2	5.75%	03/25/2036	4,458,837
	Credit-Based Asset Servicing & Securitization LLC
14,778,659	Series 2007-CB6(c)(h)	1M US L + 0.22%	07/25/2037	9,868,985
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(j)	5.70%	09/25/2036	1,874,531
163,490	Series 2007-1(h)	5.90%	05/25/2037	83,326
	CSAIL Commercial Mortgage Trust
5,891,207	Series 2015-C1(h)	1.09%	01/15/2025	296,299
419,000	Series 2015-C4(h)	4.74%	01/15/2025	418,008
5,941,189	Series 2017-C8(h)	1.41%	06/15/2050	489,367
	CSMC Mortgage-Backed Trust
244,936	Series 2006-1	6.00%	02/25/2036	188,962
57,007	Series 2006-4	5.50%	05/25/2021	53,921

See Notes to Financial Statements.

Annual Report | September 30, 2017	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$941,762	Series 2006-5	6.25%	06/25/2036	$490,864
124,395	Series 2006-9	6.00%	11/25/2036	105,076
2,764,138	Series 2007-1	6.00%	02/25/2037	2,527,705
15,301	Series 2007-2	5.00%	03/25/2037	15,164
610,840	Series 2007-3(h)	5.84%	04/25/2037	319,947
46,901	Series 2007-4	6.00%	06/25/2037	44,136
4,646,090	Series 2009-16R(c)(h)	6.00%	07/26/2037	4,522,093
1,297,283	Series 2010-7R(c)(h)	6.00%	04/26/2037	1,258,066
5,659,154	Series 2016-PR1(c)(j)	5.50%	07/25/2056	5,686,857
	CSMC Trust 2017
253,000	Series 2017-CHOP(c)(h)	1M US L + 1.90%	07/15/2032	253,441
253,000	Series 2017-CHOP(c)(h)	1M US L + 3.30%	07/15/2032	253,603
	CWABS Asset-Backed Certificates Trust
2,600,000	Series 2005-14(h)	1M US L + 0.73%	04/25/2036	2,296,300
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
430,950	Series 2005-6(h)	5.08% - 1M US L	12/25/2035	63,860
188,841	Series 2005-6(h)	1M US L + 1.40%	12/25/2035	149,216
599,009	Series 2007-1(h)	1M US L + 0.14%	08/25/2037	584,954
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
203,690	Series 2006-PR1(c)(h)	12.12% - 1M US L	04/15/2036	220,516
	Earnest Student Loan Program
35,000	Series 2016-D(c)	0.00%	01/25/2041	3,135,541
	Element Rail Leasing II LLC
1,783,459	Series 2016-1A(c)	5.05%	03/19/2046	1,893,338
	First Horizon Alternative Mortgage Securities Trust
94,291	Series 2005-FA6	5.50%	09/25/2035	82,917
1,219,190	Series 2005-FA6	5.50%	09/25/2035	1,072,127
100,453	Series 2006-FA7	6.25%	12/25/2036	87,074
195,636	Series 2007-FA2	6.00%	04/25/2037	153,043
	First Horizon Mortgage Pass-Through Trust
3,085,138	Series 2007-AR3(h)	3.27%	11/25/2037	2,941,315
	Freddie Mac Multifamily Structured Pass Through Certificates
3,619,319	Series 2016-K722(h)	1.44%	03/25/2023	210,711

See Notes to Financial Statements.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	GE Commercial Mortgage Corp. Trust
$489,000	Series 2007-C1(h)	5.61%	12/10/2049	$497,555
	GRACE Mortgage Trust
400,000	Series 2014-GRCE(c)	3.37%	06/10/2028	414,138
	Great Wolf Trust
152,000	Series 2017-WOLF(c)(h)	1M US L + 2.10%	09/15/2034	152,333
235,000	Series 2017-WOLF(c)(h)	1M US L + 3.10%	09/15/2034	235,591
125,000	Series 2017-WOLF(c)(h)	1M US L + 4.07%	09/15/2034	125,353
	GS Mortgage Securities Trust
88,599	Series 2006-GG6(c)(h)	0.00%	04/10/2038	1
329,005	Series 2011-GC3(c)(h)	0.84%	03/10/2021	6,023
2,369,757	Series 2011-GC5(c)(h)	1.52%	08/10/2044	99,694
1,331,000	Series 2014-GC26(c)(h)	4.66%	11/10/2047	1,152,964
7,413,216	Series 2015-GS1(h)	0.97%	11/10/2048	390,503
5,941,786	Series 2017-GS7(h)	1.29%	08/10/2050	504,824
	GSAA Home Equity Trust
2,818,241	Series 2006-13(h)	6.04%	07/25/2036	1,682,090
635,266	Series 2006-18(j)	5.68%	11/25/2036	320,722
196,209	Series 2006-6(h)	5.69%	03/25/2036	105,609
1,062,499	Series 2007-2(j)	6.10%	03/25/2037	500,657
	GSR Mortgage Loan Trust
659,081	Series 2005-AR4(h)	3.54%	07/25/2035	664,007
2,139,290	Series 2006-2F	5.25%	02/25/2036	1,771,443
1,293,606	Series 2007-2F	5.75%	02/25/2037	1,230,563
4,281,473	Series 2007-2F	6.00%	03/25/2037	4,223,776
1,936,718	Series 2007-AR2(h)	3.61%	05/25/2037	1,720,727
	Helios Issuer LLC Series
1,466,814	Series 2017-1A(c)	4.94%	09/20/2049	1,487,341
	HSI Asset Loan Obligation Trust
83,434	Series 2007-2	5.50%	09/25/2037	81,153
	IndyMac IMJA Mortgage Loan Trust
1,573,425	Series 2007-A1	6.00%	08/25/2037	1,348,388
	IndyMac IMSC Mortgage Loan Trust
4,941,670	Series 2007-F2	6.50%	07/25/2037	3,339,564
	IndyMac Index Mortgage Loan Trust
3,794,203	Series 2005-AR31(h)	3.15%	01/25/2036	3,636,193
1,485,087	Series 2005-AR35(h)	3.27%	02/25/2036	1,276,719
4,290,151	Series 2006-AR25(h)	3.32%	09/25/2036	4,029,567
248,276	Series 2007-FLX1(h)	1M US L + 0.18%	02/25/2037	250,529
	JP Morgan Alternative Loan Trust
394,541	Series 2005-S1	6.00%	12/25/2035	383,296

See Notes to Financial Statements.

Annual Report | September 30, 2017	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$56,912	Series 2006-S1	5.00%	02/25/2021	$56,973
443,735	Series 2006-S3(j)	6.12%	08/25/2036	442,278
	JP Morgan BB Commercial Mortgage Securities Trust
400,000	Series 2014-C21(h)	4.82%	08/15/2047	408,219
388,000	Series 2014-C26(h)	4.57%	12/15/2024	383,066
627,390	Series 2015-C27(c)(h)	3.99%	02/15/2025	505,338
5,908,986	Series 2015-C28(h)	1.33%	03/15/2025	316,473
10,302,503	Series 2015-C30(h)	0.83%	07/15/2025	342,363
3,943,679	Series 2015-C31(h)	1.15%	08/15/2025	213,521
200,000	Series 2015-C32(h)	4.82%	10/15/2025	198,557
489,000	Series 2015-C33(h)	4.77%	11/15/2025	509,669
414,000	Series 2016-C1(h)	4.91%	02/15/2026	435,171
	JP Morgan Chase Commercial Mortgage Securities Corp.
187,933	Series 2006-LDP8(h)	0.53%	05/15/2045	3
162,128	Series 2006-LDP9	5.37%	05/15/2047	162,023
27,699	Series 2007-CB19(h)	5.99%	02/12/2049	27,773
16,920	Series 2007-CB20(h)	6.46%	02/12/2051	16,933
4,000,000	Series 2007-CH1(j)	4.97%	11/25/2036	3,938,256
187,670	Series 2007-LD11(h)	6.17%	06/15/2049	191,931
152,030	Series 2007-LDPX(h)	5.46%	01/15/2049	151,907
3,196,763	Series 2012-C8(h)	1.97%	10/15/2045	220,135
400,000	Series 2014-DSTY(c)	3.43%	06/10/2027	404,391
262,000	Series 2015-JP1(c)(h)	4.90%	01/15/2049	186,704
119,000	Series 2016-JP2(h)	3.95%	07/15/2026	117,345
155,000	Series 2016-JP2	3.46%	07/15/2026	152,220
129,000	Series 2017-MAUI(c)(h)	1M US L + 1.25%	07/15/2034	129,064
121,000	Series 2017-MAUI(c)(h)	1M US L + 1.95%	07/15/2034	121,292
107,000	Series 2017-MAUI(c)(h)	1M US L + 2.95%	07/15/2034	107,639
151,000	Series 2017-MAUI(c)(h)	1M US L + 3.75%	07/15/2034	152,217
	JP Morgan Mortgage Acquisition Corp.
377,408	Series 2006-CH2(j)	5.46%	09/25/2029	323,942
	JP Morgan Mortgage Trust
9,132,433	Series 2005-S3	6.50%	01/25/2036	7,903,246
233,666	Series 2007-S3	6.00%	08/25/2037	209,589
1,299,505	Series 2007-S3	6.00%	08/25/2037	1,167,550
3,702,560	Series 2015-3(c)(h)	3.50%	05/25/2045	3,792,612
	JP Morgan Resecuritization Trust
1,952,051	Series 2011-1(c)(h)	6.00%	06/26/2037	1,914,365

See Notes to Financial Statements.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	Labrador Aviation Finance, Ltd.
$11,979,167	Series 2016-1A(c)	5.68%	01/15/2042	$12,328,084
	LB-UBS Commercial Mortgage Trust
307,850	Series 2006-C7(c)(h)	0.91%	11/15/2038	703
230,888	Series 2006-C7(c)(h)	0.91%	11/15/2038	527
400,000	Series 2007-C7(h)	6.39%	09/15/2045	406,386
	Lehman Mortgage Trust
8,458,421	Series 2006-1(h)	5.56%	02/25/2036	8,139,871
773,626	Series 2006-6	5.50%	10/25/2036	694,140
3,942,613	Series 2006-7(h)	1M US L + 0.25%	11/25/2036	357,264
3,942,613	Series 2006-7(h)	7.75% - 1M US L	11/25/2036	904,888
1,697,206	Series 2006-8(h)	1M US L + 0.42%	12/25/2036	796,870
1,697,206	Series 2006-8(h)	6.58% - 1M US L	12/25/2036	384,674
1,007,437	Series 2007-10	6.00%	01/25/2038	997,223
404,501	Series 2007-10	6.50%	01/25/2038	304,351
	Lehman XS Trust
223,544	Series 2006-5(j)	5.89%	04/25/2036	216,139
	Master Asset Backed Securities Trust
18,952,604	Series 2006-NC3(h)	1M US L + 0.21%	10/25/2036	12,576,859
	Merrill Lynch Alternative Note Asset Trust
887,932	Series 2007-F1	6.00%	03/25/2037	444,113
	Morgan Stanley Bank of America Merrill Lynch Trust
3,525,655	Series 2012-C5(c)(h)	1.64%	08/15/2045	200,206
450,000	Series 2014-C19	4.00%	12/15/2024	428,038
380,000	Series 2015-C25(h)	4.68%	09/15/2025	394,207
600,000	Series 2015-C26(c)	3.06%	10/15/2025	488,331
350,000	Series 2015-C27(h)	4.69%	11/15/2025	340,183
502,000	Series 2015-C27(c)(h)	3.24%	11/15/2025	371,507
404,000	Series 2016-C32	3.72%	12/15/2049	424,492
	Morgan Stanley Capital I Trust
149,914	Series 2007-HQ11(h)	5.51%	02/12/2044	149,931
3,855,852	Series 2011-C1(c)(h)	0.60%	09/15/2047	39,842
400,000	Series 2014-MP(c)(h)	3.82%	08/11/2021	407,398
6,895,695	Series 2015-UBS8(h)	1.12%	12/15/2025	412,781
426,000	Series 2015-XLF2(c)(h)	1M US L + 3.00%	08/15/2026	424,001
1,434,150	Series 2016-UB11 XA(h)	1.81%	08/15/2026	144,131
379,000	Series 2017-PRME(c)(h)	1M US L + 3.40%	02/15/2034	382,278

See Notes to Financial Statements.

Annual Report | September 30, 2017	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	Morgan Stanley Mortgage Loan Trust
$3,549,717	Series 2005-3AR(h)	3.27%	07/25/2035	$3,325,718
244,018	Series 2006-11	6.00%	08/25/2036	201,839
1,291,731	Series 2006-7(h)	5.08%	06/25/2036	1,151,677
1,336,942	Series 2006-7	6.00%	06/25/2036	1,193,400
500,980	Series 2007-3XS(j)	5.70%	01/25/2047	309,810
	Morgan Stanley Re-REMIC Trust
430,419	Series 2011-R1(c)(h)	5.94%	02/26/2037	473,149
	Mosaic Solar Loans
236,341	Series 2017-1A(c)	4.45%	06/20/2042	239,444
	MSCG Trust
300,000	Series 2016-SNR(c)	5.21%	11/15/2034	307,395
	Nationstar HECM Loan Trust
12,000,000	Series 2017-2A(c)(h)	3.97%	09/25/2027	12,000,000
	New Century Home Equity Loan Trust
15,015,000	Series 2005-3(h)	1M US L + 0.70%	07/25/2035	13,118,876
	Nomura Asset Acceptance Corp. Alternative Loan Trust
1,572,410	Series 2005-AP3(h)	5.32%	08/25/2035	965,187
	Octagon Investment Partners XIV, Ltd.
500,000	Series 2017-1A(c)(h)	3M US L + 4.00%	07/15/2029	504,921
	Octagon Investment Partners XXII, Ltd.
500,000	Series 2014-1A(c)(h)	3M US L + 5.25%	11/25/2025	498,189
	OneMain Financial Issuance Trust
2,000,000	Series 2015-1A(c)	3.19%	03/18/2026	2,022,013
	PFP, Ltd.
174,135	Series 2017-3(c)(h)	1M US L + 1.05%	01/14/2035	175,779
146,000	Series 2017-3(c)(h)	1M US L + 1.30%	01/14/2035	147,772
84,000	Series 2017-3(c)(h)	1M US L + 1.75%	01/14/2035	84,930
88,000	Series 2017-3(c)(h)	1M US L + 2.50%	01/14/2035	88,973
	PHH Alternative Mortgage Trust
1,691,676	Series 2007-2	6.00%	05/25/2037	1,516,556
	PR Mortgage Loan Trust
13,300,211	Series 2014-1(c)(h)	5.92%	10/25/2049	13,585,879
	Prime Mortgage Trust
79,875	Series 2006-1	5.50%	06/25/2036	85,721
109,856	Series 2006-DR1(c)	5.50%	05/25/2035	105,696

See Notes to Financial Statements.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	RAIT Trust
$394,973	Series 2017-FL7(c)(h)	1M US L + 0.95%	06/15/2025	$395,273
111,000	Series 2017-FL7(c)(h)	1M US L + 1.30%	06/15/2025	111,063
	RBSGC Structured Trust
288,505	Series 2008-B(c)	6.00%	06/25/2037	254,090
	Residential Accredit Loans, Inc.
140,388	Series 2004-QS15	5.25%	11/25/2034	142,074
2,345,158	Series 2005-QS17	6.00%	12/25/2035	2,289,304
5,543,426	Series 2006-QA5(h)	1M US L + 0.22%	07/25/2036	3,933,024
3,588,353	Series 2006-QS10	6.50%	08/25/2036	3,231,422
1,323,661	Series 2006-QS4	6.00%	04/25/2036	1,213,554
856,432	Series 2006-QS6	6.00%	06/25/2036	801,044
1,201,994	Series 2006-QS6	6.00%	06/25/2036	1,124,258
372,019	Series 2006-QS7(h)	5.60% - 1M US L	06/25/2036	60,345
124,006	Series 2006-QS7(h)	1M US L + 0.40%	06/25/2036	90,299
2,358,794	Series 2006-QS7	6.00%	06/25/2036	2,149,683
463,313	Series 2006-QS8(h)	5.55% - 1M US L	08/25/2036	69,306
154,438	Series 2006-QS8(h)	1M US L + 0.45%	08/25/2036	115,497
3,155,739	Series 2007-QS3	6.50%	02/25/2037	2,931,756
95,197	Series 2007-QS6	6.25%	04/25/2037	91,838
13,413	Series 2007-QS6(h)	55.00% - 1M US L	04/25/2037	26,900
4,578,508	Series 2007-QS9	6.50%	07/25/2037	4,168,757
380,476	Series 2008-QR1	6.00%	08/25/2036	279,509
	Residential Asset Mortgage Products Trust
10,896	Series 2004-RS4(h)	5.07%	04/25/2034	11,185
	Residential Asset Securitization Trust
599,943	Series 2006-A1	6.00%	04/25/2036	518,478
1,228,898	Series 2006-A2	6.00%	01/25/2046	942,632
1,042,598	Series 2006-A6	6.50%	07/25/2036	606,356
5,597,774	Series 2006-A7CB	6.25%	07/25/2036	5,465,521
168,056	Series 2006-A8	6.50%	08/25/2036	105,525
487,821	Series 2006-A8	6.00%	08/25/2036	436,076
355,823	Series 2006-A8(h)	5.90% - 1M US L	08/25/2036	93,961
1,813,512	Series 2007-A1	6.00%	03/25/2037	1,308,452
2,917,499	Series 2007-A2	6.00%	04/25/2037	2,659,469
102,322	Series 2007-A6	6.00%	06/25/2037	96,410
3,154,985	Series 2007-A7	6.00%	07/25/2037	2,354,241
11,236,516	Series 2007-A8	6.00%	08/25/2037	9,519,358

See Notes to Financial Statements.

Annual Report | September 30, 2017	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	Residential Funding Mortgage Securities I Trust
$1,449,585	Series 2006-S3	5.50%	03/25/2036	$1,335,716
316,252	Series 2006-S6	6.00%	07/25/2036	309,508
2,241,017	Series 2006-S6	6.00%	07/25/2036	2,193,224
579,240	Series 2007-S3	6.00%	03/25/2037	555,317
434,395	Series 2007-S6	6.00%	06/25/2037	412,225
	Sequoia Mortgage Trust
3,164,222	Series 2007-3(h)	3.51%	07/20/2037	3,069,274
	SoFi Consumer Loan Program LLC
191,792	Series 2017-2(c)	3.28%	02/25/2026	194,446
	SoFi Professional Loan Program LLC
300,000	Series 2017-D(c)	3.61%	09/25/2040	298,583
	Springleaf Funding Trust
2,500,000	Series 2015-AA(c)	3.16%	11/15/2024	2,517,959
	Structured Adjustable Rate Mortgage Loan Trust
1,323,426	Series 2005-15(h)	3.41%	07/25/2035	1,073,422
	Structured Asset Securities Corp.
278,460	Series 2005-RF1(c)(h)	1M US L + 0.35%	03/25/2035	249,899
279,680	Series 2005-RF1(c)(h)	3.82%	03/25/2035	35,730
	Suntrust Alternative Loan Trust
8,996,640	Series 2005-1F	6.50%	12/25/2035	8,608,411
	Sutherland Commercial Mortgage Loans LLC
141,059	Series 2015-SBC4(c)	4.00%	06/25/2039	140,508
	TAL Advantage LLC
961,690	Series 17-1A(c)	4.50%	04/20/2042	998,304
	TBW Mortgage-Backed Trust
1,518,764	Series 2006-2	7.00%	07/25/2036	691,834
	Tmcl 2017 Tmcl
961,100	Series 2017-1A(c)	3.72%	05/20/2042	973,560
	TRIP Rail Master Funding LLC
490,291	Series 2017-1A(c)	2.71%	08/15/2047	492,055
	Wachovia Bank Commercial Mortgage Trust
189,586	Series 2006-C28(h)	5.63%	10/15/2048	192,516
147,634	Series 2006-C29(h)	0.44%	11/15/2048	2
257,273	Series 2007-C33(h)	6.22%	02/15/2051	257,056
	Wachovia Mortgage Loan Trust LLC Series Trust
1,165,038	Series 2005-B(h)	3.50%	10/20/2035	1,121,972

See Notes to Financial Statements.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	Washington Mutual Alternative Mortgage Pass-Through Certificates
$2,021,574	Series 2005-1	6.00%	03/25/2035	$2,061,291
86,202	Series 2005-9	5.50%	11/25/2035	75,803
660,189	Series 2006-5	6.00%	07/25/2036	565,684
	Washington Mutual Mortgage Pass-Through Certificates Trust
1,216,919	Series 2006-2	6.00%	03/25/2036	1,177,519
	Wells Fargo Alternative Loan Trust
839,323	Series 2007-PA2(h)	1M US L + 0.43%	06/25/2037	668,202
839,323	Series 2007-PA2(h)	6.07% - 1M US L	06/25/2037	118,127
324,066	Series 2007-PA3	5.75%	07/25/2037	302,052
1,065,836	Series 2007-PA3	6.25%	07/25/2037	1,023,705
6,433,067	Series 2007-PA5	6.25%	11/25/2037	6,267,168
	Wells Fargo Commercial Mortgage Trust
525,000	Series 2014-LC16(c)	3.94%	06/15/2024	432,173
6,058,710	Series 2015-C31(h)	1.25%	07/15/2025	398,318
420,000	Series 2015-C31(h)	4.76%	11/15/2025	436,677
340,000	Series 2015-LC22(h)	4.69%	09/15/2058	342,073
380,000	Series 2015-NXS3(h)	4.64%	09/15/2057	378,375
420,000	Series 2015-NXS4(h)	4.75%	12/15/2048	434,172
	Wells Fargo Mortgage-Backed Securities Trust
1,968,585	Series 2005-12	5.50%	11/25/2035	2,014,790
585,985	Series 2006-11	6.00%	09/25/2036	563,919
83,329	Series 2006-2	5.75%	03/25/2036	83,629
216,819	Series 2006-2	5.50%	03/25/2036	219,540
739,650	Series 2007-13	6.00%	09/25/2037	746,891
817,343	Series 2007-14	6.00%	10/25/2037	810,839
691,602	Series 2007-2	6.00%	03/25/2037	689,349
	WF-RBS Commercial Mortgage Trust
2,605,490	Series 2012-C9(c)(h)	2.17%	11/15/2045	190,871
4,391,713	Series 2014-C21(h)	1.29%	08/15/2047	241,336
4,868,418	Series 2014-C22(h)	1.07%	09/15/2057	219,720

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $493,229,806)				514,549,949

U.S. GOVERNMENT BONDS AND NOTES - 8.65%
2,043,317	U.S. Treasury Bonds	0.13%	04/15/2022	2,043,258
510,000	U.S. Treasury Bonds	1.63%	05/15/2026	483,613
6,290,000	U.S. Treasury Bonds	2.38%	05/15/2027	6,314,447

See Notes to Financial Statements.

Annual Report | September 30, 2017	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$9,320,000	U.S. Treasury Bonds	2.75%	11/15/2042	$9,196,583
5,780,000	U.S. Treasury Bonds	2.88%	08/15/2045	5,803,707
7,500,000	U.S. Treasury Notes	0.88%	01/31/2018	7,492,956
7,500,000	U.S. Treasury Notes	0.75%	02/28/2018	7,487,988
8,000,000	U.S. Treasury Notes	0.88%	03/31/2018	7,985,371
7,500,000	U.S. Treasury Notes	0.75%	04/30/2018	7,478,730
1,080,000	U.S. Treasury Notes	1.00%	05/15/2018	1,078,545
7,500,000	U.S. Treasury Notes	1.00%	05/31/2018	7,487,256
8,000,000	U.S. Treasury Notes	1.38%	06/30/2018	8,005,312
7,500,000	U.S. Treasury Notes	1.38%	07/31/2018	7,502,930
7,500,000	U.S. Treasury Notes	1.50%	08/31/2018	7,509,961
8,000,000	U.S. Treasury Notes	0.75%	09/30/2018	7,952,344
24,690,000	U.S. Treasury Notes	0.75%	10/31/2018	24,526,043
7,500,000	U.S. Treasury Notes	1.38%	11/30/2018	7,498,535
8,000,000	U.S. Treasury Notes	1.25%	12/31/2018	7,985,937
8,000,000	U.S. Treasury Notes	1.13%	01/31/2019	7,970,000
770,000	U.S. Treasury Notes	1.75%	12/31/2020	771,369
11,580,000	U.S. Treasury Notes	2.25%	03/31/2021	11,784,686
12,170,000	U.S. Treasury Notes	2.00%	08/31/2021	12,264,127
13,380,000	U.S. Treasury Notes	1.75%	03/31/2022	13,302,124
660,000	U.S. Treasury Notes	1.50%	02/28/2023	643,062
12,670,000	U.S. Treasury Notes	1.88%	08/31/2024	12,440,604

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $193,454,610)				193,009,488

MUNICIPAL BONDS - 0.75%
33,700,000	Commonwealth of Puerto Rico, Series A Revenue Bonds(e)	8.00%	07/01/2035	16,428,750
200,000	North Texas State Municipal Water District Water System, Revenue Bonds	5.00%	09/01/2035	236,734

TOTAL MUNICIPAL BONDS (Cost $26,244,980)				16,665,484

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 10.14%
	Fannie Mae-Aces
413,000	Series 2016-M3	2.70%	02/25/2026	410,202
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
311,000	Series 2015-K050(h)	3.33%	08/25/2025	325,736
412,000	Series 2016-K053	3.00%	12/25/2025	421,018

See Notes to Financial Statements.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
	Federal Home Loan Mortgage Corp. Pool
$391,997	Series Pool #G01840	5.00%	07/01/2035	$430,186
148,395	Series Pool #G04817	5.00%	09/01/2038	162,767
	Federal Home Loan Mortgage Corp. REMICS
1,862,030	Series 2003-2722(h)	9.89% - 1M US L	12/15/2033	2,109,280
355,669	Series 2005-R003	5.50%	10/15/2035	402,549
2,480,625	Series 2006-3244(h)	6.66% - 1M US L	11/15/2036	472,547
115,295	Series 2007-3261(h)	6.43% - 1M US L	01/15/2037	20,417
287,643	Series 2007-3262(h)	6.40% - 1M US L	01/15/2037	32,236
1,174,298	Series 2007-3301(h)	6.10% - 1M US L	04/15/2037	176,643
897,972	Series 2007-3303(h)	6.10% - 1M US L	04/15/2037	147,811
1,693,319	Series 2007-3303(h)	6.08% - 1M US L	04/15/2037	256,287
513,148	Series 2007-3382(h)	6.00% - 1M US L	11/15/2037	59,712
731,437	Series 2007-3384(h)	6.31% - 1M US L	08/15/2036	104,642
504,801	Series 2007-3384(h)	6.39% - 1M US L	11/15/2037	59,627
572,913	Series 2008-3417(h)	6.18% - 1M US L	02/15/2038	71,513
4,573,048	Series 2008-3419(h)	6.43% - 1M US L	02/15/2038	734,624
518,507	Series 2008-3423(h)	5.65% - 1M US L	03/15/2038	61,490
10,844,863	Series 2008-3423(h)	6.00% - 1M US L	03/15/2038	101,935
8,450,097	Series 2008-3435(h)	5.98% - 1M US L	04/15/2038	1,249,097
2,429,553	Series 2009-3510(h)	6.75% - 1M US L	02/15/2037	454,217
659,716	Series 2009-3523(h)	6.00% - 1M US L	04/15/2039	98,068
123,040	Series 2009-3524	3.88%	06/15/2038	127,069
39,517	Series 2009-3549(h)	5.80% - 1M US L	07/15/2039	4,840
1,595,213	Series 2009-3560(h)	6.40% - 1M US L	11/15/2036	222,222
573,940	Series 2010-3641	4.50%	03/15/2040	618,972
733,490	Series 2010-3726(h)	6.05% - 1M US L	09/15/2040	111,316
4,361,536	Series 2010-3728(h)	4.45% - 1M US L	09/15/2040	352,490
232,408	Series 2010-3779	4.00%	12/15/2030	245,733
750,000	Series 2010-3779	3.50%	12/15/2030	777,671
511,383	Series 2010-3779	4.50%	12/15/2040	537,628
80,029	Series 2011-3786(h)	9.50% - 1M US L	01/15/2041	84,352
1,305,026	Series 2011-3795	4.00%	01/15/2041	1,398,647
73,624	Series 2011-3798(h)	9.50% - 1M US L	11/15/2040	81,708
600,000	Series 2011-3808	3.50%	02/15/2031	620,910
39,198	Series 2011-3809(h)	9.50% - 1M US L	02/15/2041	40,477
1,389,925	Series 2011-3815(h)	5.85% - 1M US L	02/15/2041	215,500
500,000	Series 2011-3824	3.50%	03/15/2031	529,787
724,765	Series 2011-3824(h)	7.10% - 1M US L	08/15/2036	136,949
889,798	Series 2011-3863	5.50%	08/15/2034	968,733
646,115	Series 2011-3864(h)	9.20% - 1M US L	05/15/2041	664,856
946,688	Series 2011-3871	5.50%	06/15/2041	1,076,118
1,014,252	Series 2011-3872(h)	5.95% - 1M US L	06/15/2041	147,610

See Notes to Financial Statements.

Annual Report | September 30, 2017	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$2,065,142	Series 2011-3888	4.00%	07/15/2041	$2,192,014
3,191,575	Series 2011-3894	4.50%	07/15/2041	3,367,468
2,709,277	Series 2011-3910	5.00%	08/15/2041	3,110,268
1,992,756	Series 2011-3924(h)	6.00% - 1M US L	09/15/2041	322,668
4,322,141	Series 2011-3924(h)	6.00% - 1M US L	09/15/2041	608,797
1,269,445	Series 2011-3925	3.00%	09/15/2021	50,202
6,242,189	Series 2012-3(h)	5.95% - 1M US L	02/25/2042	964,366
3,699,742	Series 2012-4057	4.00%	06/15/2042	3,937,230
9,718,102	Series 2013-4196(h)	5.40% - 1M US L	03/15/2043	8,508,432
10,007,793	Series 2013-4218	2.50%	02/15/2043	8,738,843
7,676,076	Series 2013-4239(g)	0.00%	07/15/2043	5,567,432
4,993,224	Series 2014-4302(h)	6.15% - 1M US L	02/15/2044	785,017
4,416,364	Series 2014-4413	3.50%	11/15/2044	4,429,161
10,065,536	Series 2015-4427(h)	5.60% - 1M US L	07/15/2044	1,545,588
3,241,433	Series 2015-4434	3.00%	02/15/2045	3,021,270
3,199,928	Series 2015-4440	2.50%	02/15/2045	2,803,095
	Federal National Mortgage Association Pool
109,855	Series Pool #555743	5.00%	09/01/2033	121,114
133,580	Series Pool #735382	5.00%	04/01/2035	147,243
345,071	Series Pool #735383	5.00%	04/01/2035	380,442
241,017	Series Pool #735484	5.00%	05/01/2035	265,713
100,723	Series Pool #AH4437	4.00%	01/01/2041	105,103
3,695,701	Series Pool #AL9238	3.00%	10/01/2041	3,727,352
3,885,820	Series Pool #AS4645	3.00%	03/01/2045	3,904,392
4,523,987	Series Pool #AS7661	3.00%	08/01/2046	4,520,756
440,455	Series Pool #MA0264	4.50%	12/01/2029	474,086
6,827,492	Series Pool #MA2737	3.00%	09/01/2046	6,853,155
1,066,888	Series Pool #MA3894	4.00%	09/01/2031	1,133,298
	Federal National Mortgage Association REMICS
141,821	Series 2004-46(h)	6.00% - 1M US L	03/25/2034	16,003
417,415	Series 2006-101(h)	6.58% - 1M US L	10/25/2036	84,801
1,248,034	Series 2006-123(h)	6.32% - 1M US L	01/25/2037	212,194
5,785,253	Series 2006-92(h)	6.58% - 1M US L	10/25/2036	1,027,873
171,478	Series 2007-102(h)	6.40% - 1M US L	11/25/2037	28,154
136,277	Series 2007-108(h)	6.36% - 1M US L	12/25/2037	14,734
37,018	Series 2007-30(h)	6.11% - 1M US L	04/25/2037	4,555
514,521	Series 2007-38(h)	6.08% - 1M US L	05/25/2037	63,708
32,012	Series 2007-51(h)	6.10% - 1M US L	06/25/2037	4,268
86,135	Series 2007-53(h)	6.10% - 1M US L	06/25/2037	10,740
849,859	Series 2007-57(h)	6.62% - 1M US L	10/25/2036	144,353
256,660	Series 2007-68(h)	6.65% - 1M US L	07/25/2037	31,438
954,279	Series 2008-3(h)	6.46% - 1M US L	02/25/2038	148,656
465,865	Series 2008-56(h)	6.06% - 1M US L	07/25/2038	64,226

See Notes to Financial Statements.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$197,570	Series 2008-81	5.50%	09/25/2038	$213,097
606,026	Series 2009-111	5.00%	01/25/2040	636,265
473,128	Series 2009-111(h)	6.25% - 1M US L	01/25/2040	64,603
1,753,431	Series 2009-12(h)	6.60% - 1M US L	03/25/2036	329,830
59,064	Series 2009-28(h)	6.00% - 1M US L	04/25/2037	7,798
521,594	Series 2009-41	4.50%	06/25/2039	550,433
265,668	Series 2009-42(h)	6.00% - 1M US L	06/25/2039	36,833
476,039	Series 2009-47(h)	6.10% - 1M US L	07/25/2039	51,923
297,368	Series 2009-62(h)	6.10% - 1M US L	08/25/2039	34,602
131,742	Series 2009-66(h)	5.80% - 1M US L	02/25/2038	17,372
120,630	Series 2009-68(h)	5.25% - 1M US L	09/25/2039	13,872
18,497	Series 2010-109(h)	55.00% - 1M US L	10/25/2040	71,786
874,373	Series 2010-11(h)	4.80% - 1M US L	02/25/2040	85,296
111,749	Series 2010-111(h)	6.00% - 1M US L	10/25/2040	12,369
179,276	Series 2010-112	4.00%	10/25/2040	184,589
457,368	Series 2010-115(h)	6.60% - 1M US L	11/25/2039	60,483
2,968,734	Series 2010-115(h)	6.00% - 1M US L	10/25/2040	545,374
6,922,171	Series 2010-123(h)	6.05% - 1M US L	11/25/2040	1,235,949
1,236,217	Series 2010-15(h)	4.95% - 1M US L	03/25/2040	143,375
191,447	Series 2010-34(h)	4.93% - 1M US L	04/25/2040	22,346
112,575	Series 2010-4(h)	6.23% - 1M US L	02/25/2040	16,594
156,728	Series 2010-58(h)	12.47% - 1M US L	06/25/2040	178,521
3,127,141	Series 2010-75	4.50%	07/25/2040	3,371,074
668,927	Series 2010-9(h)	4.75% - 1M US L	02/25/2040	70,201
126,133	Series 2010-9(h)	5.30% - 1M US L	02/25/2040	13,514
42,757	Series 2010-90(h)	6.00% - 1M US L	08/25/2040	5,243
500,000	Series 2011-16	3.50%	03/25/2031	526,192
2,676,903	Series 2011-2	4.00%	02/25/2041	2,819,573
1,000,000	Series 2011-25	3.00%	04/25/2026	1,028,977
500,000	Series 2011-29	3.50%	04/25/2031	515,771
417,766	Series 2011-48(h)	9.20% - 1M US L	06/25/2041	440,705
854,068	Series 2011-5(h)	6.40% - 1M US L	11/25/2040	81,964
14,841,640	Series 2011-51(h)	6.00% - 1M US L	06/25/2041	2,166,462
1,741,366	Series 2011-58(h)	6.55% - 1M US L	07/25/2041	324,482
5,841,502	Series 2012-106(h)	6.16% - 1M US L	10/25/2042	969,545
1,194,654	Series 2012-124(h)	7.79% - 1M US L	11/25/2042	1,182,299
9,795,601	Series 2012-128(h)	6.00% - 1M US L	11/25/2042	8,440,661
9,723,774	Series 2012-20	3.50%	03/25/2042	9,975,236
572,789	Series 2012-29(h)	6.00% - 1M US L	04/25/2042	72,440
1,341,785	Series 2012-32	5.00%	04/25/2042	277,497
5,609,247	Series 2012-65(h)	5.98% - 1M US L	06/25/2042	968,571
5,245,260	Series 2012-92	3.50%	08/25/2042	5,374,882
3,866,365	Series 2013-19(h)	5.40% - 1M US L	03/25/2043	3,293,264

See Notes to Financial Statements.

Annual Report | September 30, 2017	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$9,646,208	Series 2013-51(h)	5.40% - 1M US L	04/25/2043	$8,379,161
12,046,798	Series 2014-50(h)	6.20% - 1M US L	08/25/2044	1,811,870
6,632,882	Series 2014-73(h)	6.20% - 1M US L	11/25/2044	1,139,785
3,140,678	Series 2015-59	3.00%	06/25/2041	3,187,553
9,620,529	Series 2015-79	3.00%	11/25/2045	8,983,178
2,855,432	Series 2015-9	3.00%	01/25/2045	2,908,518
13,486,399	Series 2016-72	3.00%	10/25/2046	12,230,942
	Freddie Mac Gold Pool
5,597,546	Series Pool #GO8721	3.00%	09/01/2046	5,622,188
	Freddie Mac REMICS
11,654,102	Series 2017-4686	4.00%	03/15/2047	12,408,651
	Government National Mortgage Association
88,685	Series 2004-83(h)	6.08% - 1M US L	10/20/2034	13,528
78,094	Series 2008-6(h)	6.46% - 1M US L	02/20/2038	13,269
73,480	Series 2008-67(h)	6.00% - 1M US L	08/20/2038	9,557
1,153,623	Series 2008-69(h)	7.63% - 1M US L	08/20/2038	231,981
93,971	Series 2009-10(h)	6.65% - 1M US L	02/16/2039	17,431
1,528,293	Series 2009-35	4.50%	05/20/2039	1,648,570
5,702,857	Series 2009-58(h)	6.25% - 1M US L	06/20/2039	782,620
83,256	Series 2009-6(h)	5.95% - 1M US L	02/20/2038	12,666
2,955,338	Series 2009-75	5.00%	09/20/2039	3,200,120
7,135,926	Series 2010-121(h)	6.00% - 1M US L	09/20/2040	1,084,046
4,518,310	Series 2010-26(h)	6.25% - 1M US L	02/20/2040	786,178
10,420,430	Series 2010-35(h)	5.68% - 1M US L	03/20/2040	1,382,789
122,605	Series 2010-61(h)	6.55% - 1M US L	09/20/2039	18,962
306,018	Series 2010-98(h)	5.79%	03/20/2039	37,760
2,150,473	Series 2011-45	4.50%	03/20/2041	2,267,845
1,042,780	Series 2011-69(g)	0.00%	05/20/2041	895,141
2,658,107	Series 2011-71	4.50%	02/20/2041	2,833,264
1,925,267	Series 2011-71(h)	5.40% - 1M US L	05/20/2041	261,517
597,987	Series 2011-72(h)	6.15% - 1M US L	05/20/2041	93,597
3,099,214	Series 2011-89(h)	5.45% - 1M US L	06/20/2041	393,213
793,289	Series 2012-105(h)	6.20% - 1M US L	01/20/2041	58,413
8,250,222	Series 2013-102(h)	6.15% - 1M US L	03/20/2043	1,236,083
9,225,877	Series 2013-113(h)	6.25% - 1M US L	03/20/2043	1,252,794
11,312,928	Series 2013-122(h)	6.10% - 1M US L	08/16/2043	1,870,289
6,607,937	Series 2013-148(h)	5.68% - 1M US L	10/16/2043	1,022,767
12,543,272	Series 2013-186(h)	6.25% - 1M US L	02/16/2043	1,733,019
7,871,649	Series 2014-156(h)	6.25% - 1M US L	10/20/2044	1,243,245
15,036,521	Series 2014-3(h)	6.10% - 1M US L	01/20/2044	2,517,383
15,867,279	Series 2014-4(h)	6.10% - 1M US L	01/16/2044	2,627,705
11,154,133	Series 2014-5(h)	6.15% - 1M US L	07/20/2043	1,496,216

See Notes to Financial Statements.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$9,024,070	Series 2014-95(h)	6.25% - 1M US L	06/16/2044	$1,467,926

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (Cost $284,196,281)				226,380,003

Shares/Description		Value
WARRANTS - 0.00%(i)
672	Energy XXI Gulf Coast, Inc., Strike Price 43.66, Expires 12/31/2021	202

TOTAL WARRANTS (Cost $0)		202

Shares/Description				Value
SHORT-TERM INVESTMENTS - 23.32%
Money Market Fund
508,743,172	State Street Institutional Trust (7 Day Yield 0.92%)			508,743,172
U.S. Treasury
6,710,000	United States Treasury Bills	0.93%	12/07/2017	6,697,943
5,290,000	United States Treasury Bills	0.98%	03/08/2018	5,263,571
				11,961,514

TOTAL SHORT-TERM INVESTMENTS (Cost $520,705,266)				520,704,686

TOTAL INVESTMENTS - 99.66% (Cost $2,262,835,449)				2,224,768,722
CASH SEGREGATED AT CUSTODIAN FOR TOTAL RETURN SWAP CONTRACTS - 0.02%				400,000
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.32%				7,116,305
NET ASSETS - 100.00%				$2,232,285,027

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
1M US L - 1 Month LIBOR as of September 30, 2017 was 1.23%
3M US L - 3 Month LIBOR as of September 30, 2017 was 1.33%

(a)	Non-income producing security.
(b)	Affiliated company. See Note 9 to Notes to Financial Statements.

See Notes to Financial Statements.

Annual Report | September 30, 2017	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2017

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $188,086,881, which represents approximately 8.43% of net assets as of September 30, 2017.

(d)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2017, the aggregate fair value of those securities was $15,657,800, representing 0.70% of net assets.

(e)	Security is currently in default.
(f)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)
Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Less than 0.005%.
(j)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2017.
(k)	Security does not have a market value or rate. Security will not be entitled to distributions in respect of principal or interest other than excess interest paid with respect to the mortgage loans.

See Notes to Financial Statements.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Shares/Description		Value
CLOSED-END FUNDS - 14.06%
48,195	Ares Dynamic Credit Allocation Fund, Inc.	$790,398
74,539	BlackRock Corporate High Yield Fund, Inc.	842,291
94,365	BlackRock Debt Strategies Fund, Inc.	1,101,239
1,443	Brookfield Real Assets Income Fund, Inc.	34,329
33,924	Eaton Vance Limited Duration Income Fund	475,954
18,412	Invesco High Income Trust II	278,021
69,373	Invesco Senior Income Trust	311,485
40,832	Legg Mason BW Global Income Opportunities Fund, Inc.	548,782
11,842	NexPoint Credit Strategies Fund	272,958
204,374	Nuveen Credit Strategies Income Fund	1,735,135
27,384	Prudential Global Short Duration High Yield Fund, Inc.	408,843
55,988	Western Asset Emerging Markets Income Fund, Inc.	881,251
83,003	Western Asset Global High Income Fund, Inc.	854,101
296,175	Western Asset High Income Opportunity Fund, Inc.	1,519,378

TOTAL CLOSED-END FUNDS (Cost $10,075,607)		10,054,165

COMMON STOCKS - 0.04%
3,002	Ultra Petroleum Corp.(a)	26,027

TOTAL COMMON STOCKS (Cost $51,695)		26,027

PREFERRED STOCKS - 0.34%
6,767	KCAP Financial, Inc., 6.125%, 09/30/2022(a)	168,940
75	Sequa Corp.(a)(b)(c)	75,000

TOTAL PREFERRED STOCKS (Cost $244,233)		243,940

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 48.05%(d)
Australia - 0.06%
$39,800	Culligan NewCo Ltd., Tranche B-1 First Lien Term Loan	3M US L + 4.00%, 1.00% Floor	12/13/2023	40,024

Austria - 0.07%
49,500	Constantia Flex First Lien, Term B3 Loan	3M US L + 3.00%, 1.00% Floor	04/30/2022	49,500

Canada - 0.45%
79,200	GFL Environmental, Inc., Initial Term Loan	3M US L + 2.75%, 1.00% Floor	09/29/2023	79,670

See Notes to Financial Statements.

Annual Report | September 30, 2017	63

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$144,931	Hudson's Bay Company, Initial Term Loan	3M US L + 3.25%, 1.00% Floor	09/30/2022	$141,308
99,292	New Red Finance, Inc. (aka Burger King/Tim Hortons), Term B-3 Loan	3M US L + 2.25%, 2.00% Floor	02/16/2024	99,267
				320,245
Denmark - 0.68%
364,560	Faerch Plast Group A/S, Second Lien Term Loan	3M EUR L + 8.00%, 0.50% Floor	07/24/2024	488,511

France - 3.95%
300,000	Cerba Healthcare (Newco SAB Bidco SASU), First Lien Term Loan	3M EUR L + 3.00%	04/22/2024	354,028
235,000	Ceva Sante Animale SA (Financiere Top Mendel), First Lien Term B Loan	3M EUR L + 3.00%	06/30/2021	278,845
130,000	Financiere Labeyrie Fine Foods, Facility B1 Loan	3M EUR L + 4.25%	05/23/2023	155,760
410,000	Financiere Verdi II S.A.S., Term Loan(e)	3M GBP L + 4.75%	07/21/2023	555,009
144,380	Generale de Sante, Facility B1A Term Loan	3M EUR L + 3.125%	10/03/2022	173,683
245,000	Oberthur Technologies Holdings S.A.S., Facility B1 Term Loan	3M EUR L + 3.75%	01/10/2024	285,205
207,050	SAM Bidco., Facility B3B Assignment	3M EUR L + 3.50%	12/17/2021	245,980
228,961	SAM Bidco., Facility B6 Assignment	3M US L + 3.25%, 1.00% Floor	12/17/2021	229,248
199,500	SFR Group S.A. (Ypso France SAS), Term B11 Loan	3M US L + 2.75%	07/31/2025	199,101
295,000	Verallia Packaging S.A.S. (fka Horizon Holdings III), Facility B Loan	3M EUR L + 3.00%	10/31/2022	349,501
				2,826,360
Germany - 2.03%
130,240	Coherent Holding GmbH, Euro Term Loan	3M EUR L + 2.25%, 0.75% Floor	11/07/2023	155,868
107,854	Orion Engineered Carbons GmbH (OEC Finance US LLC), Initial Euro Term Loan	3M EUR L + 2.75%	07/25/2021	129,199
750,000	Techem GmbH, Term B Loan(e)	3M EUR L + 3.00%	07/26/2024	892,968
230,000	Tele Columbus AG, Facility A Loan	3M EUR L + 3.25%	10/18/2024	273,953
				1,451,988
Great Britain - 2.47%
99,750	Belmond Interfin, Ltd. (fka Orient-Express Hotels Interfin, Ltd.), Euro Term Loan	3M EUR L + 3.00%	07/03/2024	119,074

See Notes to Financial Statements.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$399,801	Ineos Finance PLC, New 2022 Euro Term Loan	3M EUR L + 2.50%, 0.75% Floor	03/31/2022	$475,727
250,000	International Car Wash Group Ltd., Term Loan(e)	3M US L + 3.50%, 1.00% Floor	09/25/2024	251,485
215,000	Intervias Finco, Ltd. (fka Optima Sub-Finco, Inc.), Facility D1 Great Britain Term Loan	3M US L + 5.00%	01/30/2023	290,860
200,000	LSF9 Robin Investments Limited, Facility B3 Term Loan	3M US L + 4.00%	12/14/2023	270,211
155,000	Onex Eagle Acquisition Company Ltd., Facility B Tranche 2 Term Loan	3M EUR L + 4.25%	03/12/2022	176,325
155,000	Shilton Bidco Ltd., Facility B1 Term Loan	3M EUR L + 3.25%	07/12/2024	184,149
				1,767,831
Italy - 0.44%
267,391	Inter Media and Communications S.a.r.l., Term Loan B	3M EUR L + 5.50%	05/27/2019	317,610

Luxembourg - 3.59%
282,766	Auris Luxembourg III S.A.R.L. (aka Siemens Audiology), Facility B7 Term Loan	3M US L + 3.00%, 1.00% Floor	01/17/2022	284,357
400,000	Delta 2 (Lux) S.A.R.L., Facility B3 Term Loan	3M US L + 3.25%, 2.00% Floor	02/01/2024	402,950
464,000	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan	3M US L + 2.75%, 1.00% Floor	06/30/2019	463,176
300,000	Invent Farma, First Lien Term B Loan	3M EUR L + 3.75%	08/24/2023	352,798
331,500	SIG Combibloc Holdings SCA (fka Onex Wizard Acquisition Company II SCA), Initial Euro Term Loan	3M EUR L + 3.75%	03/11/2022	394,739
106,425	Signode Industrial Group Lux S.A. (Signode Industrial Group US, Inc.), Initial Euro Term Loan	3M EUR L + 3.00%, 1.00% Floor	05/01/2021	126,884
450,000	Telenet International Finance S.a r.l, AH Facility Term Loan	3M EUR L + 3.00%	03/31/2026	537,339
				2,562,243
Netherlands - 2.83%
283,418	Action Holding BV (fka Peer Holdings BV), Term B Loan	3M EUR L + 3.50%	02/25/2022	339,072
360,000	Fugue Finance BV, Initial Term Loan(e)	3M EUR L + 3.25%	06/26/2024	427,510
43,748	Jacobs Douwe Egberts International BV (f/k/a Charger OpCo BV), Term B-5 EUR Loan	3M EUR L + 2.00%, 0.75% Floor	07/01/2022	52,322
75,000	Jacobs Douwe Egberts International BV (f/k/a Charger OpCo BV), Term B-5 USD Loan	3M US L + 2.25%	07/04/2022	75,500

See Notes to Financial Statements.

Annual Report | September 30, 2017	65

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$416,108	MacDermid Agricultural Solutions Holdings BV, Euro Tranche C-5 Term Loan	3M EUR L + 2.75%, 0.75% Floor	06/07/2023	$496,101
226,565	Mediq B.V. (fka Media N.V.), Facility B3 Loan	3M EUR L + 4.50%	02/28/2022	269,408
219,450	NEP Europe Finco B.V., First Lien Euro Term Loan	3M EUR L + 3.00%, 0.75% Floor	01/03/2024	261,962
99,750	Playa Resorts Holding BV, Initial Term Loan(e)	3M US L + 3.00%, 1.00% Floor	04/29/2024	99,326
				2,021,201
Spain - 0.30%
180,000	Ufinet Telecom Holdings S.L.U. (fka Livister Investments S.L.U.), Facility B Term Loan Retired	3M EUR L + 3.50%	06/30/2023	213,894

Sweden - 1.47%
220,000	Diaverum Holding S.a.r.l. (fka Velox Bidco SARL), Facility B Term Loan	3M EUR L + 3.25%	06/10/2024	259,681
370,000	Unilabs Diagnostics AB, Term B Loan	3M EUR L + 3.00%	04/19/2024	435,093
300,000	Verisure Holding AB, Facility B1E Loan	3M EUR L + 3.00%	10/21/2022	355,599
				1,050,373
United Kingdom - 0.65%
250,000	LGC Science Holdings, Ltd. (fka Figaro Bidco, Ltd.), Facility Term B-3 Loan	3M US L + 3.75%	03/08/2023	251,875
160,000	Richmond UK Holdco, Ltd., Facility B Term Loan	3M US L + 4.25%	03/03/2024	215,115
				466,990
United States - 29.06%
266,358	Access CIG LLC, First Lien Term B Loan	3M US L + 5.00%, 1.00% Floor	10/18/2021	268,222
343,100	Acuity Specialty Products, Inc. (aka Zep, Inc.), First Lien Term Loan	3M US L + 4.00%, 1.00% Floor	08/12/2024	344,673
99,239	ADMI Corp. (aka Aspen Dental), Initial Term Loan	3M US L + 3.75%, 1.00% Floor	04/29/2022	100,386
99,745	Air Medical Group Holdings, Inc., Initial Term Loan(e)	3M US L + 3.25%, 1.00% Floor	04/28/2022	99,171
99,748	Air Medical Group Holdings, Inc., New Term Loan	3M US L + 4.00%, 1.00% Floor	04/28/2022	99,798
79,400	A-L Parent LLC (aka Learfield Communications), First Lien Term Loan	3M US L + 3.25%, 1.00% Floor	12/01/2023	79,971
99,500	AlixPartners LLP, Refinancing Term Loan	3M US L + 3.00%, 1.00% Floor	04/04/2024	99,889
99,248	Allnex (Luxembourg) & Cy S.C.A. (fka Al Chem & Cy S.C.A.), Tranche B-2 Term Loan	3M US L + 3.25%, 0.75% Floor	09/13/2023	99,662

See Notes to Financial Statements.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$100,000	Alphabet Holding Company, Inc. (aka Nature's Bounty), First Lien Initial Term Loan(e)	3M US L + 3.50%	09/26/2024	$98,979
99,750	Altice US Finance I Corp., Refinancing Term Loan	3M US L + 2.25%	07/28/2025	99,451
39,800	AMC Entertainment Holdings, Inc. (fka AMC Entertainment, Inc.), Incremental Term Loan	3M US L + 2.25%	12/15/2023	39,696
104,475	American Builders & Contractors Supply Co., Inc., Term B-1 Loan	3M US L + 2.50%, 0.75% Floor	10/31/2023	105,030
248,046	American Renal Holdings, Inc., Term B Loan	3M US L + 3.25%	06/22/2024	247,116
140,444	American Rock Salt Co. LLC, First Lien Term Loan	3M US L + 3.75%, 1.00% Floor	05/20/2021	140,444
150,000	Applied Systems, Inc., First Lien Term B Loan(e)	3M US L + 3.25%, 1.00% Floor	09/18/2024	151,746
100,000	Ascend Learning, LLC, Term B Loan	3M US L + 3.25%, 1.00% Floor	07/12/2024	100,700
182,764	Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Term Loan(e)	3M US L + 2.75%	08/04/2022	183,518
150,000	Atlantic Broadband Finance LLC, Term Loan(e)	3M US L + 2.38%	08/09/2024	149,296
250,000	Avantor Performance Materials Holdings, Inc., Covenant Lite Term Loan(e)	3M US L + 4.00%, 1.00% Floor	09/20/2024	251,043
150,000	Badger Finance, LLC, Initial Term Loan(e)	3M US L + 4.00%, 1.00% Floor	09/30/2024	151,220
365,000	Bass Pro Group LLC, Initial Term Loan	3M US L + 5.00%, 0.75% Floor	12/15/2023	344,772
200,000	BCP Renaissance Parent L.L.C., Term B Loan(e)	3M US L + 4.00%, 1.00% Floor	09/19/2024	202,406
203,975	BCPE Eagle Buyer LLC, Initial First LienTerm Loan	3M US L + 4.25%, 1.00% Floor	03/16/2024	202,955
1,000,000	Beacon Roofing Supply, Inc., Bridge Loan(e)	3M US L + 4.75%	08/24/2018	1,000,000
100,000	Big River Steel LLC, Closing Date Term Loan	3M US L + 5.00%, 1.00% Floor	08/23/2023	101,500
97,522	Boyd Gaming Corp., Refinancing Term B Loan	3M US L + 2.50%	09/15/2023	97,961
24,875	Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.), Term B Loan	3M US L + 2.25%, 0.75% Floor	11/07/2023	25,037
150,000	Caesars Entertainment Operating Co., Inc. (fka Harrah's Operating Co., Inc.), Term Loan(e)	3M US L + 2.50%	04/04/2024	150,313

See Notes to Financial Statements.

Annual Report | September 30, 2017	67

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$79,202	Camelot U.S. Acquisition 1 Co. (aka Thomson Reuters Intellectual Property & Science), New Term Loan	3M US L + 3.50%, 1.00% Floor	10/03/2023	$79,623
150,000	Canyon Valor Companies, Inc. (fka GTCR Valor Companies, Inc.), First Lien Initial Dollar Term Loan	3M US L + 4.25%	06/16/2023	152,093
130,000	Canyon Valor Companies, Inc. (fka GTCR Valor Companies, Inc.), Initial Euro Term Loan(e)	3M EUR L + 4.25%	06/16/2023	155,631
99,500	Caraustar Industries, Inc., Refinancing Term Loan	3M US L + 5.50%, 1.00% Floor	03/14/2022	99,811
193,503	Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Euro Term Loan	3M EUR L + 2.50%, 1.00% Floor	05/20/2021	231,973
221,608	Cengage Learning, Inc., Refinancing Term Loan	3M US L + 4.25%, 1.00% Floor	06/07/2023	204,908
300,000	Centurylink, Inc., Initial Term B Loan	3M US L + 2.75%	01/15/2025	291,187
200,000	Cincinnati Bell Inc., Term Loan(e)	3M US L + 3.75%, 1.00% Floor	08/16/2024	202,000
76,808	CityCenter Holdings LLC, Term B Loan	3M US L + 2.50%, 0.75% Floor	04/18/2024	77,225
298,734	Communications Sales & Leasing, Inc., Shortfall Term Loan	3M US L + 3.00%, 1.00% Floor	10/24/2022	276,775
199,500	Cypress Intermediate Holdings III, Inc. (fka Jaguar Holding Inc.), First Lien Initial Term Loan(e)	3M US L + 3.00%, 1.00% Floor	04/29/2024	199,500
97,644	DH Publishing L.P., Term B-5 Loan	3M US L + 2.50%	08/21/2023	98,029
100,000	Diamond (BC) B.V. Initial Term Loan	3M US L + 3.00%	09/06/2024	99,835
220,000	Diamond (BC) B.V., Initial Euro Term Loan(e)	3M EUR L + 3.25%	09/06/2024	259,978
100,000	Digicert Holdings Inc., Second Lien Term Loan(e)	3M US L + 8.00%, 1.00% Floor	09/19/2025	101,104
250,000	Digicert Holdings, Inc., First Lien Term Loan(e)	3M US L + 4.75%, 1.00% Floor	09/20/2024	252,812
100,000	Element Materials Technology Group US Holdings, Inc., Term B2 Loan	3M US L + 3.50%, 1.00% Floor	06/28/2024	101,063
76,433	Emmis Operating Co., Term Loan	3M US L + 7.00%, 1.00% Floor	04/18/2019	74,235
435,375	Encompass Digital Media, Inc., First Lien Tranche B Term Loan	3M US L + 4.50%, 1.00% Floor	06/06/2021	416,872
150,000	Encompass Digital Media, Inc., Second Lien Tranche B Term Loan	3M US L + 7.75%, 1.00% Floor	06/06/2022	140,250
511,138	Envision Healthcare Corp. (fka Emergency Medical Corporation), Initial Term Loan	3M US L + 3.00%, 0.75% Floor	12/01/2023	513,215

See Notes to Financial Statements.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$148,875	ESH Hospitality, Inc., Repriced Term Loan	3M US L + 2.50%	08/30/2023	$149,687
99,250	Examworks Group Inc. (fka Gold Merger Co., Inc.), Term B-1 Loan	3M US L + 3.25%, 1.00% Floor	07/27/2023	99,970
99,747	Explorer Holdings, Inc., Initial Term Loan	3M US L + 5.00%, 1.00% Floor	05/02/2023	100,512
98,750	Freedom Mortgage Corp., Initial Term Loan	3M US L + 5.50%, 1.00% Floor	02/23/2022	100,602
163,979	GCI Holdings, Term B Loan	3M US L + 3.00%, 1.00% Floor	02/02/2022	164,543
54,451	Genoa, a QoL Healthcare Company, LLC, Amendment No.1 First LienTerm Loan	3M US L + 3.25%, 1.00% Floor	10/30/2023	54,826
99,643	Go Daddy Operating Co. (GD Finance Co., Inc.), Initial Term Loan	3M US L + 2.50%	02/15/2024	100,060
159,069	GOBP Holdings, Inc., First Lien Incremental Term Loan	3M US L + 3.50%, 1.00% Floor	10/21/2021	158,870
238,066	Golden Nugget, Inc. (aka Landry's Inc.), Initial Term B Loan(e)	3M US L + 3.25%	10/04/2023	239,604
164,735	Greeneden U.S. Holdings I, LLC, Tranche B-2 Dollar Term Loan	3M US L + 3.75%	12/01/2023	166,118
150,000	Hanjin International (aka Wilshire Grand Center), Term B Loan(e)	3M US L + 2.50%	09/20/2020	150,375
217,772	HD Supply, Inc., Term B-3 Loan	3M US L + 2.25%	08/13/2021	218,963
221,950	Hi-Crush Partners LP, Advance Term Loan	3M US L + 3.75%, 1.00% Floor	04/28/2021	218,250
498,708	HUB International, Ltd., Initial Term Loan(e)	3M US L + 3.25%, 1.00% Floor	10/02/2020	502,583
150,000	Innoviva, Inc., Initial Term Loan	3M US L + 4.50%, 1.00% Floor	08/18/2022	151,875
150,000	Intrawest Resort Holdings, Inc., Term B1 Loan	3M US L + 3.25%, 1.00% Floor	07/31/2024	150,985
671,258	Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I), Term Loan	3M US L + 2.75%, 1.00% Floor	08/18/2022	675,383
248,750	JBS USA Lux S.A. (fka JBS USA LLC), Initial Term Loan	3M US L + 2.50%, 0.75% Floor	10/30/2022	246,159
273,175	Lifetime Fitness, Inc., Refinancing Term Loan	3M US L + 3.00%, 1.00% Floor	06/10/2022	274,478
184,075	Mallinckrodt International Finance S.A., 2017 Term B Loan	3M US L + 2.75%, 0.75% Floor	09/24/2024	184,242
300,000	Mcafee LLC, Term B Loan(e)	3M US L + 4.50%	09/27/2024	301,762
150,000	MH Sub I, LLC (Micro Holding Corp.), Amendment No.2 First Lien Initial Term Loan	3M US L + 3.50%	09/13/2024	149,437
162,859	Michaels Stores, Inc., New Replacement Term B-1 Loan	3M US L + 2.75%, 3.00% Floor	01/30/2023	162,946

See Notes to Financial Statements.

Annual Report | September 30, 2017	69

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$64,350	Monitronics International, Inc., Term B-2 Loan	3M US L + 5.50%, 1.00% Floor	09/21/2022	$64,012
100,000	MRC Global (US) Inc., Term B Loan(e)	3M US L + 3.50%, 1.00% Floor	09/13/2024	101,250
200,000	Multi-Color Corp., Term B Loan(e)	3M US L + 2.25%	09/20/2024	201,000
144,632	Navistar, Inc., Tranche B Term Loan	3M US L + 4.00%, 1.00% Floor	08/07/2020	145,626
335,575	Neiman Marcus Group, Inc., Other Term Loan	3M US L + 3.25%, 1.00% Floor	10/25/2020	251,037
250,000	NVA Holdings, Inc., First Lien Term B-2 Loan(e)	3M US L + 3.50%, 1.00% Floor	08/14/2021	252,344
99,500	Onvoy LLC, First Lien Initial Term Loan	3M US L + 4.50%, 1.00% Floor	02/10/2024	99,531
99,741	Optiv, Inc., First Lien Initial Term Loan(e)	3M US L + 3.25%, 1.00% Floor	02/01/2024	93,965
50,000	OSG Bulk Ships, Inc. Initial Term Loan	3M US L + 4.25%, 1.00% Floor	08/05/2019	47,687
250,000	Playcore Inc., First Lien Term Loan(e)	3M US L + 3.75%, 1.00% Floor	09/18/2024	252,187
199,500	Post Holdings, Inc., Series A Incremental Term Loan	3M US L + 2.25%	05/24/2024	200,206
64,675	ProAmpac PG Borrower LLC, First Lien Initial Term Loan	3M US L + 4.00%, 1.00% Floor	11/20/2023	65,393
178,650	Quikrete Holdings, Inc., First Lien Initial Term Loan	3M US L + 2.75%	11/15/2023	178,853
200,000	Ring Container Technologies Group LLC, First Lien Term Loan(e)	3M US L + 2.75%	10/31/2024	200,500
99,197	RPI Finance Trust, Initial Term B-6 Loan	3M US L + 2.00%	03/27/2023	99,583
150,000	Securus Technologies Holdings, Inc., Term Loan(e)	3M US L + 4.50%, 1.00% Floor	06/20/2024	151,718
250,000	Sedgwick Claims Management Services, Inc., Second Lien Term Loan	3M US L + 5.75%, 1.00% Floor	02/28/2022	252,812
173,688	Servicemaster Company, LLC, Tranche C Term Loan	3M US L + 2.50%	11/08/2023	174,643
100,000	Shutterfly Inc., Delay Draw Term Loan(e)	3M US L + 2.50%	08/17/2024	99,625
115,395	SIG Combibloc Holdings SCA (fka Onex Wizard Acquisition Company II SCA), Initial Euro Term Loan	3M US L + 3.00%, 1.00% Floor	03/11/2022	115,972
197,500	Solenis International LP, Tranche C Term Loan	3M EUR L + 4.00%, 1.00% Floor	07/31/2021	238,240
270,875	Solera LLC, Euro Term Loan	3M EUR L + 3.00%, 0.75% Floor	03/03/2023	324,250

See Notes to Financial Statements.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$150,000	Staples, Inc., Closing Date Term Loan(e)	3M US L + 4.00%, 1.00% Floor	09/12/2024	$149,504
99,500	Team Health Holdings, Inc., Initial Term Loan	3M US L + 2.75%, 1.00% Floor	02/06/2024	97,884
100,000	TMK Hawk Parent, Corp., First Lien Initial Term Loan(e)	3M US L + 3.50%	08/28/2024	100,828
213,538	Toys "R" US Property Co. I LLC, Initial Term Loan	3M US L + 5.00%, 1.00% Floor	08/21/2019	202,709
107,785	Trans Union LLC, Replacement Term B-3 Loan	3M US L + 2.00%	04/10/2023	107,718
449,053	TransDigm, Inc., Tranche E Term Loan	3M US L + 3.00%, 0.75% Floor	05/14/2022	450,661
180,000	Traverse Midstream Partners LLC, Advance Term Loan(e)	3M US L + 4.00%, 1.00% Floor	09/27/2024	182,475
200,000	Tronox Finance LLC (Tronox Blocked Borrower LLC), Initial Dollar Term Loan(e)	3M US L + 3.00%	09/23/2024	200,979
99,195	Univision Communications, 2017 Replacement Term Loan	3M US L + 2.75%, 1.00% Floor	03/15/2024	98,440
150,000	UPC Financing Partnership, Facility AP Term Loan	3M US L + 2.75%	04/15/2025	150,645
171,938	US Renal Care, Inc., First Lien Initial Term Loan	3M US L + 4.25%, 1.00% Floor	12/30/2022	166,908
149,963	Utex Industries, Inc., First Lien Initial Term Loan	3M US L + 4.00%, 1.00% Floor	05/21/2021	135,341
200,000	Valeant Pharmaceuticals International, Inc., Series F Tranche B Term Loan(e)	3M US L + 4.75%, 0.75% Floor	04/01/2022	203,791
55,000	Vantiv, LLC (aka Fifth Third Processing Solutions, LLC), Term B1 Loan(e)	3M US L + 2.00%	10/14/2023	55,126
195,000	Vantiv, LLC (fka Fifth Third Processing Solutions, LLC), Term B Loan(e)	3M US L + 2.25%	10/14/2023	195,447
129,350	Veritas US, Inc. Euro Term B Loan	3M EUR L + 4.50%, 1.00% Floor	01/27/2023	154,615
36,907	Vestcom Parent Holdings, Inc., L/C Collateralized Loan	3M US L + 4.25%, 1.00% Floor	12/19/2023	37,184
167,180	Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B Loan	3M US L + 3.00%, 1.00% Floor	03/03/2023	168,468
257,400	Windstream Services LLC (fka Windstream Corp.), Tranche B-6 Term Loan	3M US L + 4.00%, 0.75% Floor	03/29/2021	231,016
150,000	Wrangler Buyer Corp. (aka Waste Industries USA, Inc.), Initial Term Loan(e)	3M US L + 3.00%	09/27/2024	150,968

See Notes to Financial Statements.

Annual Report | September 30, 2017	71

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$134,967	York Risk Services Holding Corp., Term Loan	3M US L + 3.75%, 1.00% Floor	10/01/2021	$133,010
				20,769,455

TOTAL BANK LOANS (Cost $33,753,754)				34,346,225

Principal Amount/Description		Rate	Maturity	Value
HIGH YIELD DEBT- 24.67%
Canada - 0.86%
$40,000	Baytex Energy Corp.(f)	5.13%	06/01/2021	37,500
100,000	Cascades, Inc.(f)	5.50%	07/15/2022	104,250
10,000	Cascades, Inc.(f)	5.75%	07/15/2023	10,550
20,000	First Quantum Minerals, Ltd.(f)	7.25%	05/15/2022	20,675
20,000	First Quantum Minerals, Ltd.(f)	7.25%	04/01/2023	20,650
80,000	Open Text Corp.(f)	5.63%	01/15/2023	84,200
15,000	Open Text Corp.(f)	5.88%	06/01/2026	16,500
20,927	Precision Drilling Corp.	6.63%	11/15/2020	21,110
35,000	Precision Drilling Corp.	7.75%	12/15/2023	35,875
240,000	Valeant Pharmaceuticals International, Inc.(f)	5.63%	12/01/2021	225,600
15,000	Valeant Pharmaceuticals International, Inc.(f)	6.50%	03/15/2022	15,863
25,000	Valeant Pharmaceuticals International, Inc.(f)	5.88%	05/15/2023	22,156
				614,929
Cayman Islands - 0.22%
125,000	UPCB Finance IV, Ltd.(g)	4.00%	01/15/2027	155,771

France - 0.87%
110,000	Crown European Holdings SA(f)	2.63%	09/30/2024	133,269
290,000	Numericable-SFR SAS(g)	5.63%	05/15/2024	371,229
100,000	SPCM SA(g)	2.88%	06/15/2023	121,588
				626,086
Germany - 0.57%
120,000	IHO Verwaltungs GmbH(h)	3.25%	09/15/2023	147,729
205,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH(g)	4.00%	01/15/2025	257,244
				404,973
Great Britain - 1.03%
150,000	Arqiva Broadcast Finance PLC(g)	9.50%	03/31/2020	214,045
200,000	Inmarsat Finance PLC(f)	6.50%	10/01/2024	216,000
80,000	Inovyn Finance PLC(f)	6.25%	05/15/2021	98,337
130,000	Synlab Bondco PLC(f)	6.25%	07/01/2022	164,053

See Notes to Financial Statements.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$45,000	Tronox Finance PLC(f)	5.75%	10/01/2025	$46,237
				738,672
Ireland - 1.02%
90,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(f)	4.63%	05/15/2023	92,786
130,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(f)	4.75%	07/15/2027	176,054
35,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc.(f)	6.00%	07/15/2023	29,050
30,000	Park Aerospace Holdings, Ltd.(f)	4.50%	03/15/2023	30,033
55,000	Park Aerospace Holdings, Ltd.(f)	5.50%	02/15/2024	57,888
250,000	Virgin Media Receivables Financing Notes I DAC(g)	5.50%	09/15/2024	344,001
				729,812
Italy - 0.20%
110,000	LKQ Italia Bondco SpA(f)	3.88%	04/01/2024	143,247

Jersey - 0.83%
150,000	AA Bond Co., Ltd.(f)	5.50%	07/31/2022	207,910
100,000	CPUK Finance, Ltd.(f)	4.88%	08/28/2025	136,630
100,000	LHC3 PLC(f)(h)	4.13%(9.00%)	08/15/2024	120,417
100,000	Lincoln Finance, Ltd.(f)	6.88%	04/15/2021	125,702
				590,659
Luxembourg - 1.65%
105,000	Altice Luxembourg SA(g)	6.25%	02/15/2025	134,924
90,000	ArcelorMittal	6.13%	06/01/2025	103,950
150,000	Ard Finance Sa Argid	6.58%	09/15/2023	189,474
90,000	Dana Financing Luxembourg Sarl(f)	5.75%	04/15/2025	95,175
125,000	Hanesbrands Finance Luxembourg SCA(f)	3.50%	06/15/2024	158,980
80,000	Intelsat Jackson Holdings SA(f)	8.00%	02/15/2024	86,200
35,000	Telecom Italia Capital SA	6.38%	11/15/2033	40,469
100,000	Telenet Finance VI Luxembourg SCA(g)	4.88%	07/15/2027	130,409
230,000	Wind Acquisition Finance SA(f)	7.38%	04/23/2021	239,344
				1,178,925
Netherlands - 0.31%
175,000	Ziggo Bond Finance BV(g)	4.63%	01/15/2025	219,563

Spain - 0.23%
135,000	Grifols SA(f)	3.20%	05/01/2025	162,708

Sweden - 0.17%
105,000	Intrum Justitia AB(g)	3.13%	07/15/2024	125,553

See Notes to Financial Statements.

Annual Report | September 30, 2017	73

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
United States - 16.71%
$65,000	Acadia Healthcare Co., Inc.	5.13%	07/01/2022	$67,626
70,000	Acadia Healthcare Co., Inc.	5.63%	02/15/2023	73,850
10,000	Acadia Healthcare Co., Inc.	6.50%	03/01/2024	10,787
45,000	ACCO Brands Corp.(f)	5.25%	12/15/2024	46,800
55,000	AECOM	5.75%	10/15/2022	57,585
70,000	AES Corp.	6.00%	05/15/2026	75,600
35,000	AES Corp.	5.13%	09/01/2027	35,962
45,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC	6.63%	06/15/2024	42,131
65,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC	5.75%	03/15/2025	57,525
80,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.63%	05/20/2024	84,700
30,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.50%	05/20/2025	30,975
65,000	Amsurg Corp.	5.63%	07/15/2022	68,006
20,000	Antero Resources Corp.	5.38%	11/01/2021	20,600
10,000	Antero Resources Corp.	5.13%	12/01/2022	10,275
20,000	Antero Resources Corp.	5.63%	06/01/2023	20,950
55,000	Apex Tool Group LLC(f)	7.00%	02/01/2021	51,150
55,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp.(f)	10.00%	04/01/2022	59,262
10,000	Ashtead Capital, Inc.(f)	5.63%	10/01/2024	10,800
20,000	Ashtead Capital, Inc.(f)	4.38%	08/15/2027	20,625
115,000	Axalta Coating Systems(g)	4.25%	08/15/2024	145,383
5,000	B&G Foods, Inc.	4.63%	06/01/2021	5,106
45,000	B&G Foods, Inc.	5.25%	04/01/2025	46,013
30,000	Booz Allen Hamilton, Inc.(f)	5.13%	05/01/2025	30,375
85,000	Boyd Gaming Corp.	6.38%	04/01/2026	92,969
25,000	Building Materials Corp. of America(f)	5.38%	11/15/2024	26,695
55,000	Carrizo Oil & Gas, Inc.	6.25%	04/15/2023	56,100
45,000	CCO Holdings LLC / CCO Holdings Capital Corp.(f)	5.13%	05/01/2023	46,968
25,000	CCO Holdings LLC / CCO Holdings Capital Corp.(f)	5.88%	04/01/2024	26,594
65,000	CCO Holdings LLC / CCO Holdings Capital Corp.(f)	5.00%	02/01/2028	65,325
25,000	Centene Corp.	6.13%	02/15/2024	27,094
65,000	CenturyLink, Inc.	5.63%	04/01/2025	62,481
80,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(f)	5.75%	03/01/2025	81,800
40,000	Chemours Co.	5.38%	05/15/2027	41,700
60,000	Cheniere Corpus Christi Holdings LLC	7.00%	06/30/2024	68,475

See Notes to Financial Statements.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$10,000	Cheniere Corpus Christi Holdings LLC(f)	5.13%	06/30/2027	$10,350
50,000	Chesapeake Energy Corp.	5.38%	06/15/2021	47,875
65,000	Chesapeake Energy Corp.(f)	8.00%	01/15/2025	65,812
20,000	CHS/Community Health Systems, Inc.	5.13%	08/01/2021	19,800
105,000	CHS/Community Health Systems, Inc.	6.88%	02/01/2022	82,819
65,000	CHS/Community Health Systems, Inc.	6.25%	03/31/2023	64,431
190,000	CITGO Petroleum Corp.(f)	6.25%	08/15/2022	196,650
65,000	CommScope Technologies LLC(f)	5.00%	03/15/2027	65,325
45,000	CommScope, Inc.(f)	5.50%	06/15/2024	47,250
10,000	CoreCivic, Inc.	5.00%	10/15/2022	10,450
60,000	CoreCivic, Inc.	4.63%	05/01/2023	61,650
100,000	Cott Corp.(g)	5.50%	07/01/2024	129,935
95,000	Covanta Holding Corp.	6.38%	10/01/2022	97,850
10,000	Covanta Holding Corp.	5.88%	07/01/2025	9,862
115,000	CSC Holdings LLC(f)	5.50%	04/15/2027	119,887
75,000	DaVita HealthCare Partners, Inc.	5.13%	07/15/2024	74,812
5,000	DaVita HealthCare Partners, Inc.	5.00%	05/01/2025	4,944
85,000	DBP Holding Corp.(f)	7.75%	10/15/2020	46,325
25,000	Denbury Resources, Inc.(f)	9.00%	05/15/2021	24,531
100,000	Diamond BC BV(f)	5.63%	08/15/2025	120,345
35,000	DISH DBS Corp.	5.88%	07/15/2022	37,275
5,000	DISH DBS Corp.	5.88%	11/15/2024	5,257
35,000	DISH DBS Corp.	7.75%	07/01/2026	40,250
45,000	DISH DBS Corp.	5.00%	03/15/2023	46,322
55,000	Dynegy, Inc.	6.75%	11/01/2019	57,062
85,000	Eldorado Resorts, Inc.	6.00%	04/01/2025	89,692
50,000	Endo Finance LLC(f)	5.75%	01/15/2022	44,125
80,000	Energizer SpinCo, Inc.(f)	5.50%	06/15/2025	84,400
5,000	Energy Transfer Equity LP	5.88%	01/15/2024	5,394
70,000	EnerSys(f)	5.00%	04/30/2023	73,062
70,000	Envision Healthcare Corp.(f)	5.13%	07/01/2022	72,975
90,000	ESH Hospitality, Inc.(f)	5.25%	05/01/2025	93,262
50,000	Extraction Oil & Gas, Inc.(f)	7.38%	05/15/2024	52,250
20,000	FBM Finance, Inc.(f)	8.25%	08/15/2021	21,500
45,000	First Data Corp.(f)	7.00%	12/01/2023	48,163
185,000	First Data Corp.(f)	5.75%	01/15/2024	194,250
80,000	First Quality Finance Co., Inc.(f)	4.63%	05/15/2021	81,224
10,000	First Quality Finance Co., Inc.(f)	5.00%	07/01/2025	10,337
25,000	Flex Acquisition Co., Inc.(f)	6.88%	01/15/2025	26,000
85,000	Flexi-Van Leasing, Inc.(f)	7.88%	08/15/2018	85,425
120,000	Frontier Communications Corp.	6.88%	01/15/2025	90,300
40,000	Gates Global LLC / Gates Global Co.(f)	6.00%	07/15/2022	41,300
70,000	GEO Group, Inc.	5.13%	04/01/2023	71,225
35,000	GLP Capital LP / GLP Financing II, Inc.	5.38%	04/15/2026	38,281

See Notes to Financial Statements.

Annual Report | September 30, 2017	75

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$50,000	Grinding Media, Inc. / MC Grinding Media Canada, Inc.(f)	7.38%	12/15/2023	$54,375
70,000	Gulfport Energy Corp.	6.63%	05/01/2023	71,225
80,000	H&E Equipment Services, Inc.(f)	5.63%	09/01/2025	84,600
135,000	HCA Healthcare, Inc.	6.25%	02/15/2021	146,475
10,000	HCA, Inc.	5.25%	06/15/2026	10,800
110,000	HCA, Inc.	5.88%	05/01/2023	119,900
100,000	HD Supply, Inc.(f)	5.75%	04/15/2024	107,250
5,000	HealthSouth Corp.	5.13%	03/15/2023	5,192
80,000	HealthSouth Corp.	5.75%	11/01/2024	82,310
45,000	HUB International, Ltd.(f)	7.88%	10/01/2021	46,912
220,000	IMS Health, Inc.(f)	4.13%	04/01/2023	273,567
110,000	Ingles Markets, Inc.	5.75%	06/15/2023	108,075
50,000	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.(f)	6.88%	02/15/2019	49,313
65,000	Iron Mountain Inc.(f)	4.88%	09/15/2027	66,544
100,000	Iron Mountain, Inc.(f)	3.00%	01/15/2025	119,747
60,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC(f)	6.38%	08/01/2023	62,925
10,000	JBS USA LUX SA / JBS USA Finance, Inc.(f)	8.25%	02/01/2020	10,150
70,000	JBS USA LUX SA / JBS USA Finance, Inc.(f)	7.25%	06/01/2021	71,750
85,000	Kennedy-Wilson, Inc.	5.88%	04/01/2024	87,869
55,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(f)	5.00%	06/01/2024	58,094
50,000	Kraton Polymers LLC / Kraton Polymers Capital Corp.(f)	7.00%	04/15/2025	53,875
55,000	Lamar Media Corp.	5.75%	02/01/2026	59,881
70,000	Landry's, Inc.(f)	6.75%	10/15/2024	70,963
5,000	Laredo Petroleum, Inc.	5.63%	01/15/2022	5,063
45,000	Laredo Petroleum, Inc.	6.25%	03/15/2023	46,575
80,000	Level 3 Financing, Inc.	5.13%	05/01/2023	81,550
20,000	Level 3 Financing, Inc.	5.38%	01/15/2024	20,525
100,000	Levi Strauss & Co.	3.38%	03/15/2027	121,723
30,000	LifePoint Health, Inc.	5.88%	12/01/2023	31,809
75,000	LifePoint Health, Inc.	5.38%	05/01/2024	78,188
55,000	Masonite International Corp.(f)	5.63%	03/15/2023	57,835
55,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	5.63%	05/01/2024	59,872
70,000	MPT Operating Partnership LP / MPT Finance Corp.	6.38%	03/01/2024	75,863
95,000	Neiman Marcus Group, Ltd. LLC(f)(h)	8.75% (9.50%)	10/15/2021	45,125
65,000	Nielsen Finance LLC / Nielsen Finance Co.(f)	5.00%	04/15/2022	67,519

See Notes to Financial Statements.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$35,000	Novelis Corp.(f)	6.25%	08/15/2024	$36,582
40,000	Novelis Corp.(f)	5.88%	09/30/2026	40,700
40,000	NRG Energy, Inc.	6.63%	03/15/2023	41,450
85,000	NRG Yield Operating LLC	5.00%	09/15/2026	88,825
70,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	71,575
20,000	Oasis Petroleum, Inc.	6.88%	01/15/2023	20,400
60,000	Olin Corp.	5.13%	09/15/2027	62,850
95,000	Party City Holdings, Inc.(f)	6.13%	08/15/2023	99,275
60,000	Performance Food Group, Inc.(f)	5.50%	06/01/2024	62,100
65,000	Petsmart, Inc.(f)	7.13%	03/15/2023	50,882
60,000	PetSmart, Inc.(f)	5.88%	06/01/2025	52,650
25,000	PetSmart, Inc.(f)	8.88%	06/01/2025	19,906
65,000	PHI, Inc.	5.25%	03/15/2019	63,375
40,000	Pilgrim's Pride Corp.(f)	5.75%	03/15/2025	41,400
95,000	Plantronics, Inc.(f)	5.50%	05/31/2023	98,800
85,000	Plastipak Holdings, Inc.(f)	6.50%	10/01/2021	87,928
50,000	Post Holdings, Inc.(f)	6.00%	12/15/2022	52,563
20,000	Post Holdings, Inc.(f)	5.50%	03/01/2025	20,800
40,000	Post Holdings, Inc.(f)	5.00%	08/15/2026	40,025
80,000	Prestige Brands, Inc.(f)	5.38%	12/15/2021	82,700
100,000	PSPC Escrow Corp.(g)	6.00%	02/01/2023	124,517
15,000	Quicken Loans, Inc.(f)	5.75%	05/01/2025	15,825
30,000	Range Resources Corp.(f)	5.00%	08/15/2022	30,113
20,000	Range Resources Corp.	4.88%	05/15/2025	19,800
25,000	Rent-A-Center, Inc.	6.63%	11/15/2020	23,625
45,000	Rent-A-Center, Inc.	4.75%	05/01/2021	40,950
40,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC(f)	5.13%	07/15/2023	41,794
35,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC(f)	7.00%	07/15/2024	37,341
85,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	5.75%	10/15/2020	86,598
70,000	RHP Hotel Properties LP / RHP Finance Corp.	5.00%	04/15/2023	72,800
95,000	Rite Aid Corp.(f)	6.13%	04/01/2023	92,744
100,000	SBA Communications Corp.	4.88%	09/01/2024	103,125
95,000	Scientific Games International, Inc.(f)	7.00%	01/01/2022	101,056
15,000	SESI LLC	7.13%	12/15/2021	15,375
50,000	SESI LLC(f)	7.75%	09/15/2024	51,875
150,000	Silgan Holdings, Inc.(f)	3.25%	03/15/2025	182,426
70,000	Sirius XM Radio, Inc.(f)	5.00%	08/01/2027	71,750
85,000	Six Flags Entertainment Corp.(f)	4.88%	07/31/2024	86,700
20,000	SM Energy Co.	6.13%	11/15/2022	20,150
10,000	SM Energy Co.	5.00%	01/15/2024	9,475
10,000	SM Energy Co.	5.63%	06/01/2025	9,550

See Notes to Financial Statements.

Annual Report | September 30, 2017	77

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$10,000	SM Energy Co.	6.75%	09/15/2026	$10,050
35,000	Sonic Automotive, Inc.	6.13%	03/15/2027	36,050
70,000	Southwestern Energy Co.	7.50%	04/01/2026	72,800
100,000	Sprint Communications, Inc.	6.00%	11/15/2022	107,970
225,000	Sprint Corp.	7.25%	09/15/2021	250,594
65,000	SS&C Technologies Holdings, Inc.	5.88%	07/15/2023	68,928
35,000	Standard Industries, Inc.(f)	5.50%	02/15/2023	37,144
90,000	Standard Industries, Inc.(f)	6.00%	10/15/2025	98,636
70,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.88%	03/01/2027	69,650
115,000	Summit Materials LLC / Summit Materials Finance Corp.	6.13%	07/15/2023	121,900
85,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(f)	7.50%	06/15/2025	88,188
65,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.75%	03/15/2024	70,850
25,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.13%	02/01/2025	25,836
10,000	Tempur Sealy International, Inc.	5.63%	10/15/2023	10,563
95,000	Tempur Sealy International, Inc.	5.50%	06/15/2026	97,375
65,000	Tenet Healthcare Corp.(f)	7.50%	01/01/2022	68,981
45,000	Tenet Healthcare Corp.	6.75%	06/15/2023	43,256
115,000	Tenet Healthcare Corp.(f)	5.13%	05/01/2025	113,707
50,000	Tenneco, Inc.	5.38%	12/15/2024	52,750
65,000	TerraForm Power Operating LLC(f)(i)	6.38%	02/01/2023	67,925
25,000	T-Mobile USA, Inc.	6.00%	03/01/2023	26,406
85,000	T-Mobile USA, Inc.	6.00%	04/15/2024	90,419
55,000	TMS International Corp.(f)	7.25%	08/15/2025	56,375
55,000	TransDigm, Inc.	6.50%	05/15/2025	56,788
55,000	TreeHouse Foods, Inc.(f)	6.00%	02/15/2024	59,056
55,000	TriMas Corp.(f)	4.88%	10/15/2025	55,550
80,000	Tronox Finance LLC(f)	7.50%	03/15/2022	84,700
15,000	Ultra Resources, Inc.(f)	6.88%	04/15/2022	15,319
80,000	United Rentals North America, Inc.	5.50%	07/15/2025	86,196
40,000	United Rentals North America, Inc.	5.88%	09/15/2026	43,600
110,000	Univision Communications, Inc.(f)	5.13%	05/15/2023	112,475
10,000	USG Corp.(f)	5.50%	03/01/2025	10,738
55,000	ViaSat, Inc.(f)	5.63%	09/15/2025	55,622
60,000	Walter Investment Management Corp.	7.88%	12/15/2021	32,100
100,000	Watco Cos. LLC / Watco Finance Corp.(f)	6.38%	04/01/2023	104,250
40,000	Weatherford International, Ltd.	7.75%	06/15/2021	41,750
5,000	Weatherford International, Ltd.	4.50%	04/15/2022	4,675

See Notes to Financial Statements.

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RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

Principal Amount/Description		Rate	Maturity	Value
$5,000	Weatherford International, Ltd.	8.25%	06/15/2023	$5,163
120,000	WMG Acquisition Corp.(f)	4.13%	11/01/2024	150,781
70,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.(f)	5.25%	05/15/2027	71,399
				11,940,850

TOTAL HIGH YIELD DEBT (Cost $17,063,818)				17,631,748

Shares/Description		Value
SHORT-TERM INVESTMENTS - 21.05%
15,043,307	State Street Institutional Trust (7 Day Yield 0.92%)	15,043,307

TOTAL SHORT-TERM INVESTMENTS (Cost $15,043,307)		15,043,307

TOTAL INVESTMENTS - 108.21% (Cost $76,232,414)		77,345,412
CASH SEGREGATED AT CUSTODIAN FOR FORWARD FOREIGN CURRENCY CONTRACTS AND TOTAL RETURN SWAP CONTRACTS - 0.49%		352,000
LIABILITIES IN EXCESS OF OTHER ASSETS - (8.70)%		(6,220,992)
NET ASSETS - 100.00%		$71,476,420

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
3M US L - 3 Month LIBOR as of September 30, 2017 was 1.33%
3M EUR L - 3 Month EURIBOR as of September 30, 2017 was -0.38%

(a)	Non‐income producing security.
(b)
Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees. Total fair value of the security is $75,000, which represents approximately 0.10% of net assets as of September 30, 2017.

(c)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(d)
Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Financial Statements.

Annual Report | September 30, 2017	79

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2017

(e)
All or a portion of this position has not settled as of September 30, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities  have  been  deemed  liquid  under  procedures  approved  by  the  Fund's  Board  of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $9,218,431, which represents approximately 12.90% of net assets as of September 30, 2017.

(g)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities  cannot  be  sold  in  the  United  States  without  either  an  effective  registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's  Board  of  Trustees.  As  of  September  30, 2017,  the  aggregate  fair  value of  those securities was $2,474,161, representing 3.46% of net assets.

(h)	Pay‐in‐kind securities ‐ Rate paid in‐kind is shown in parenthesis.
(i)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2017.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Contract Type	Settlement Date	Current Value	Unrealized Appreciation/(Depreciation)
State Street Boston	GBP	391,325	Purchase	10/06/2017	$524,428	$4,925
State Street Boston	EUR	13,441,907	Sale	10/06/2017	15,889,618	129,802
						$134,727
State Street Boston	EUR	1,625,221	Purchase	10/06/2017	$1,921,167	$(24,496)
State Street Boston	GBP	2,690,050	Sale	10/06/2017	3,605,033	(111,488)
						$(135,985)

*	The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2017

ASSETS:
Investment in securities:
At cost	$290,393,199
At value	$323,006,659
Receivable for fund investments sold	726,478
Cash segregated at custodian for total return swap contracts	400,000
Dividends receivable	347,022
Receivable for fund shares sold	120,150
Interest receivable	40,981
Prepaid expenses and other assets	18,776
Total Assets	324,660,066

LIABILITIES:
Facility loan fee payable	7,743
Payable for fund investments purchased	769,833
Payable for fund shares redeemed	130,829
Payable to Adviser	266,409
Payable for Fund Accounting and Administration fees	18,638
Accrued 12b-1 fees - Class R Shares	43,734
Payable for Custodian fees	4,210
Payable for Audit fees	21,963
Payable to Transfer agency	8,448
Payable to Trustees and Officers	2,532
Other accrued expenses	21,714
Total Liabilities	1,296,053
Net Assets	$323,364,013

NET ASSETS CONSIST OF:
Paid-in capital	$255,061,527
Accumulated net investment loss	(242,114)
Accumulated undistributed net realized gain/(loss)	35,931,140
Net unrealized appreciation/(depreciation)	32,613,460
Net Assets	$323,364,013

See Notes to Financial Statements.

Annual Report | September 30, 2017	81

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2017

PRICING OF SHARES:
Class I Shares
Net Assets	$109,627,020
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	8,863,942
Net Asset Value Per Share, Offering and Redemption Price Per Share	$12.37
Minimum Redemption Price Per Share(a)	$12.12
Class R Shares
Net Assets	$213,736,993
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	17,278,126
Net Asset Value Per Share, Offering and Redemption Price Per Share	$12.37
Minimum Redemption Price Per Share(a)	$12.12

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2017

ASSETS:
Investment in securities:
At cost	$2,234,597,321
At value	$2,196,613,904
Investment in affiliates:
At cost	28,238,128
At value	28,154,818
Receivable for fund investments sold	7,825,387
Interest receivable	6,095,543
Receivable for fund shares sold	2,615,363
Dividends receivable	1,792,912
Cash segregated at custodian for total return swap contracts	400,000
Prepaid expenses and other assets	44,116
Total Assets	2,243,542,043

LIABILITIES:
Facility loan fee payable	52,857
Payable for fund investments purchased	8,268,342
Payable for fund shares redeemed	1,009,383
Payable to Adviser	1,359,814
Payable for Fund Accounting and Administration fees	313,421
Accrued 12b-1 fees - Class R Shares	42,865
Payable for Custodian fees	17,702
Payable for Audit fees	32,963
Payable to Transfer agency	52,360
Payable to Trustees and Officers	3,343
Other accrued expenses	103,966
Total Liabilities	11,257,016
Net Assets	$2,232,285,027

NET ASSETS CONSIST OF:
Paid-in capital	$2,269,876,326
Accumulated net investment loss	(3,379,439)
Accumulated undistributed net realized gain/(loss)	3,854,867
Net unrealized appreciation/(depreciation)	(38,066,727)
Net Assets	$2,232,285,027

See Notes to Financial Statements.

Annual Report | September 30, 2017	83

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2017

PRICING OF SHARES:
Class I Shares
Net Assets	$2,024,142,488
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	190,864,265
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.61
Minimum Redemption Price Per Share(a)	$10.40
Class R Shares
Net Assets	$208,142,539
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	19,598,275
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.62
Minimum Redemption Price Per Share(a)	$10.41

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2017

ASSETS:
Investment in securities:
At cost	$76,232,414
At value	$77,345,412
Foreign currency, at value (Cost 408,618)	408,530
Receivable for fund investments sold	2,880,561
Interest receivable	413,096
Cash segregated at custodian for total return swap contracts	200,000
Cash segregated at custodian for forward foreign currency contracts	152,000
Unrealized appreciation on forward foreign currency contracts	134,727
Dividends receivable	35,656
Receivable for fund shares sold	32,904
Prepaid expenses and other assets	6,953
Total Assets	81,609,839

LIABILITIES:
Facility loan fee payable	1,900
Payable for fund investments purchased	9,797,752
Payable for fund shares redeemed	23,606
Unrealized depreciation on forward foreign currency contracts	135,985
Payable to Adviser	58,813
Payable for Fund Accounting and Administration fees	65,025
Accrued 12b-1 fees - Class R Shares	1,757
Payable for Custodian fees	4,629
Payable for Audit fees	30,962
Payable to Transfer agency	5,190
Payable to Trustees and Officers	2,138
Other accrued expenses	5,662
Total Liabilities	10,133,419
Net Assets	$71,476,420

NET ASSETS CONSIST OF:
Paid-in capital	$75,534,572
Accumulated net investment loss	(1,791,575)
Accumulated undistributed net realized gain/(loss)	(3,335,495)
Net unrealized appreciation/(depreciation)	1,068,918
Net Assets	$71,476,420

See Notes to Financial Statements.

Annual Report | September 30, 2017	85

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2017

PRICING OF SHARES:
Class I Shares
Net Assets	$63,841,676
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	6,560,222
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.73
Minimum Redemption Price Per Share(a)	$9.54
Class R Shares
Net Assets	$7,634,744
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	785,253
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.72
Minimum Redemption Price Per Share(a)	$9.53

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2017

INVESTMENT INCOME:
Dividend income	$12,883,608
Dividend income from affiliated securities	773,615
Foreign taxes withheld	(1,106)
Total Investment Income	13,656,117

EXPENSES:
Investment Adviser fee	5,067,019
12b-1 fees - Class R Shares	892,847
Accounting and administration fee	159,286
Registration expenses	59,846
Transfer agent expenses	58,965
Compliance expenses	53,758
Facility loan fee	44,634
Printing expenses	44,438
Trustee expenses	36,720
Legal expenses	31,949
Audit expenses	31,454
Custodian expenses	23,967
Insurance expenses	14,044
Interest expense	6,210
24f-2 expenses	236
Miscellaneous expenses	34,352
Total Expenses	6,559,725
Net Investment Income	7,096,392

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	42,925,635
Investments - affiliated investments	(346,815)
Total return swap contracts	752,677
Net realized gain	43,331,497
Long-term capital gain distributions from other investment companies	8,411,842
Net change in unrealized appreciation/depreciation on:
Investments	(3,854,558)
Affiliated Investments	7,410,238
Total return swap contracts	(835,285)
Net change in unrealized appreciation/depreciation	2,720,395
Net Realized and Unrealized Gain on Investments and Total return swap contracts	54,463,734
Net Increase in Net Assets Resulting from Operations	$61,560,126

See Notes to Financial Statements.

Annual Report | September 30, 2017	87

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2017

INVESTMENT INCOME:
Dividend income	$33,904,585
Dividend income from affiliated securities	1,081,970
Interest income	64,741,315
Other income	1,624
Foreign taxes withheld	4,009
Total Investment Income	99,733,503

EXPENSES:
Investment Adviser fee	15,910,799
Accounting and administration fee	945,170
12b-1 fees - Class R Shares	542,957
Compliance expenses	242,929
Transfer agent expenses	231,869
Facility loan fee	200,715
Legal expenses	135,206
Trustee expenses	132,668
Printing expenses	121,109
Registration expenses	69,997
Custodian expenses	69,406
Insurance expenses	43,537
Audit expenses	42,454
Miscellaneous expenses	97,782
Net Expenses	18,786,598
Net Investment Income	80,946,905

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	21,532,380
Total return swap contracts	1,077,134
Net realized gain	22,609,514
Long-term capital gain distributions from other investment companies	439,705
Net change in unrealized appreciation/depreciation on:
Investments	(6,454,161)
Affiliated Investments	786,103
Total return swap contracts	(1,364,980)
Net change in unrealized appreciation/depreciation	(7,033,038)
Net Realized and Unrealized Gain on Investments and Total return swap contracts	16,016,181
Net Increase in Net Assets Resulting from Operations	$96,963,086

See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2017

INVESTMENT INCOME:
Dividend income	$1,346,290
Interest income	2,721,157
Other income	23,990
Foreign taxes withheld	(1,548)
Total Investment Income	4,089,889

EXPENSES:
Investment Adviser fee	828,853
Accounting and administration fee	127,543
Registration expenses	39,414
Audit expenses	32,954
Transfer agent expenses	32,209
12b-1 fees - Class R Shares	20,816
Compliance expenses	15,526
Facility loan fee	7,842
Custodian expenses	7,740
Printing expenses	5,645
Legal expenses	5,301
Trustee expenses	5,221
Insurance expenses	1,588
Repayment of previously waived fees Class R	2,518
Miscellaneous expenses	8,501
Less fees waived/reimbursed by Investment Adviser:
Class R Shares	(2,773)
Net Expenses	1,138,898
Net Investment Income	2,950,991

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	724,299
Forward Currency Contracts	(1,320,032)
Translation of assets and liabilities denominated in foreign currencies	(107,459)
Net realized loss	(703,192)
Long-term capital gain distributions from other investment companies	3,320
Net change in unrealized appreciation/depreciation on:
Investments	3,439,977
Forward foreign currency contracts	51,785
Translation of assets and liabilities denominated in foreign currencies	(30,661)
Net change in unrealized appreciation/depreciation	3,461,101
Net Realized and Unrealized Gain on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	2,761,229
Net Increase in Net Assets Resulting from Operations	$5,712,220

See Notes to Financial Statements.

Annual Report | September 30, 2017	89

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,096,392	$14,802,435
Net realized gain/(loss)	43,331,497	4,184,469
Long-term capital gain distributions from other investment companies	8,411,842	12,375,866
Net change in unrealized appreciation/depreciation	2,720,395	72,508,169
Net increase in net assets resulting from operations	61,560,126	103,870,939

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I shares	(3,872,978)	(6,736,524)
Class R shares	(9,630,040)	(22,371,981)
From net realized gains on investments:
Class I shares	(2,919,148)	(7,344,643)
Class R shares	(7,258,372)	(24,391,543)
From tax return of capital
Class I shares	–	(1,484,480)
Class R shares	–	(4,929,957)
Net decrease in net assets from distributions to shareholders	(23,680,538)	(67,259,128)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	46,546,239	121,823,509
Reinvestment of distributions	4,512,884	6,606,226
Cost of shares redeemed	(154,520,350)	(103,465,701)
Redemption fees(a)	38,263	30,962
Net increase/(decrease) in net assets from capital share transactions	(103,422,964)	24,994,996

Class R Shares
Proceeds from shares sold	41,626,713	188,454,090
Reinvestment of distributions	16,755,567	51,279,929
Cost of shares redeemed	(439,389,198)	(237,125,522)
Redemption fees(a)	4,262	100,098
Net increase/(decrease) in net assets from capital share transactions	(381,002,656)	2,708,595

Net Increase/(Decrease) in Net Assets	(446,546,032)	64,315,402

NET ASSETS:
Beginning of period	$769,910,045	$705,594,643
End of period (including accumulated net investment loss of $(242,114) and $(1,265,521))	323,364,013	769,910,045

See Notes to Financial Statements.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	3,996,698	11,289,586
Shares issued in reinvestment of distributions	387,331	619,966
Shares redeemed	(13,330,076)	(9,635,098)
Net increase/(decrease) from share transactions	(8,946,047)	2,274,454

Class R Shares
Shares sold	3,608,158	17,251,837
Shares issued in reinvestment of distributions	1,446,579	4,838,916
Shares redeemed	(37,956,954)	(22,055,062)
Net increase/(decrease) from share transactions	(32,902,217)	35,691

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

Annual Report | September 30, 2017	91

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$80,946,905	$96,592,250
Net realized gain/(loss)	22,609,514	10,688,426
Long-term capital gain distributions from other investment companies	439,705	487,125
Net change in unrealized appreciation/depreciation	(7,033,038)	62,525,390
Net increase in net assets resulting from operations	96,963,086	170,293,191

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I shares	(82,645,047)	(106,976,753)
Class R shares	(8,704,470)	(13,530,672)
From net realized gains on investments:
Class I shares	(5,580,341)	–
Class R shares	(587,741)	–
From tax return of capital
Class I shares	–	(2,958,882)
Class R shares	–	(374,246)
Net decrease in net assets from distributions to shareholders	(97,517,599)	(123,840,553)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	663,829,940	712,566,527
Reinvestment of distributions	64,580,225	76,214,367
Cost of shares redeemed	(526,765,934)	(742,568,835)
Redemption fees(a)	69,874	210,017
Net increase in net assets from capital share transactions	201,714,105	46,422,076

Class R Shares
Proceeds from shares sold	63,167,525	68,010,418
Reinvestment of distributions	8,954,389	13,444,782
Cost of shares redeemed	(94,841,502)	(88,957,417)
Redemption fees(a)	18,119	27,609
Net decrease in net assets from capital share transactions	(22,701,469)	(7,474,608)

Net Increase in Net Assets	178,458,123	85,400,106

NET ASSETS:
Beginning of period	$2,053,826,904	$1,968,426,798
End of period (including accumulated net investment loss of $(3,379,439) and $(2,056,291))	2,232,285,027	2,053,826,904

See Notes to Financial Statements.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	62,769,675	68,830,101
Shares issued in reinvestment of distributions	6,112,222	7,369,921
Shares redeemed	(49,854,167)	(71,637,895)
Net increase from share transactions	19,027,730	4,562,127

Class R Shares
Shares sold	5,966,271	6,550,575
Shares issued in reinvestment of distributions	846,326	1,299,306
Shares redeemed	(8,955,376)	(8,574,332)
Net decrease from share transactions	(2,142,779)	(724,451)

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2017	93

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,950,991	$4,071,206
Net realized gain/(loss)	(703,192)	(3,178,207)
Long-term capital gain distributions from other investment companies	3,320	20,217
Net change in unrealized appreciation/depreciation	3,461,101	6,764,746
Net increase in net assets resulting from operations	5,712,220	7,677,962

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(2,921,176)	(4,642,974)
Class R Shares	(302,770)	(445,943)
From tax return of capital
Class I Shares	(259,165)	(210,875)
Class R Shares	(26,861)	(20,254)
Net decrease in net assets from distributions to shareholders	(3,509,972)	(5,320,046)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	14,250,482	24,410,340
Reinvestment of distributions	2,709,105	4,118,885
Cost of shares redeemed	(28,702,824)	(45,430,640)
Redemption fees(a)	6,279	13,755
Net decrease in net assets from capital share transactions	(11,736,958)	(16,887,660)

Class R Shares
Proceeds from shares sold	3,096,004	1,411,129
Reinvestment of distributions	325,388	461,945
Cost of shares redeemed	(3,194,299)	(5,289,180)
Redemption fees(a)	536	1,378
Net increase/(decrease) in net assets from capital share transactions	227,629	(3,414,728)

Net Decrease in Net Assets	(9,307,081)	(17,944,472)

NET ASSETS:
Beginning of period	$80,783,501	$98,727,973
End of period (including accumulated net investment income/(loss) of $(1,791,575) and $(316,909))	71,476,420	80,783,501

See Notes to Financial Statements.

94	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	1,480,726	2,711,494
Shares issued in reinvestment of distributions	281,131	454,857
Shares redeemed	(2,962,599)	(5,034,866)
Net decrease from share transactions	(1,200,742)	(1,868,515)

Class R Shares
Shares sold	320,980	155,491
Shares issued in reinvestment of distributions	33,780	51,076
Shares redeemed	(330,097)	(576,858)
Net increase/(decrease) from share transactions	24,663	(370,291)

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2017	95

RiverNorth Core Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments(b)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(b)
Net increase/(decrease) in net asset value
Net asset value - end of period
Total Return(e)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(g)

Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(g)
Portfolio turnover rate

See Notes to Financial Statements.

96	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period ended September 30, 2014(a)
$11.33		$10.74	$13.06	$13.16

0.17		0.23	0.44	0.08
1.45		1.33	(1.30)	(0.18	)(c)
1.62		1.56	(0.86)	(0.10)

(0.30)		(0.42)	(0.60)	–
(0.28)		(0.45)	(0.86)	–
–		(0.10)	–	–
(0.58)		(0.97)	(1.46)	–
0.00	(d)	0.00 (d)	0.00 (d)	–
1.04		0.59	(2.32)	(0.10)
$12.37		$11.33	$10.74	$13.06
14.71%		15.35%	(7.50%)	(0.76%	)(f)

$109,627		$201,712	$166,905	$39,623

1.12%		N/A %	N/A %	N/A	%
1.12%		N/A %	N/A %	N/A	%
1.45%		N/A %	N/A %	N/A	%
1.45%		N/A %	N/A %	N/A	%

1.12%		1.11%	1.11%	1.20	%(h)
1.12%		1.11%	1.11%	1.20	%(h)
1.45%		2.11%	3.62%	2.93	%(h)
1.45%		2.11%	3.62%	2.93	%(h)
39	%(i)	19%	23%	46	%(f)

Annual Report | September 30, 2017	97

RiverNorth Core Opportunity Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Commenced operations on August 11, 2014.
(b)	Based on average shares outstanding during the period.
(c)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to realized and unrealized gains and losses on investments of the Fund.

(d)	Less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(h)	Annualized.
(i)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

98	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/ (decrease) in net asset value
Net asset value - end of period
Total Return(c)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

100	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
$11.32		$10.74	$13.05	$12.65	$12.37

0.16		0.20	0.39	0.32	0.20
1.44		1.32	(1.27)	1.00	0.96
1.60		1.52	(0.88)	1.32	1.16

(0.27)		(0.40)	(0.57)	(0.24)	(0.35)
(0.28)		(0.45)	(0.86)	(0.68)	(0.53)
–		(0.09)	–	–	–
(0.55)		(0.94)	(1.43)	(0.92)	(0.88)
0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
1.05		0.58	(2.31)	0.40	0.28
$12.37		$11.32	$10.74	$13.05	$12.65
14.51%		14.98%	(7.67%)	10.81%	10.08%

$213,737		$568,198	$538,689	$705,299	$647,365

1.37%		N/A %	N/A %	N/A %	N/A %
1.37%		N/A %	N/A %	N/A %	N/A %
1.38%		N/A %	N/A %	N/A %	N/A %
1.38%		N/A %	N/A %	N/A %	N/A %

1.37%		1.36%	1.35%	1.37%	1.35%
1.37%		1.36%	1.35%	1.37%	1.35%
1.38%		1.90%	3.16%	2.60%	1.66%
1.38%		1.90%	3.16%	2.60%	1.66%
39	%(e)	19%	23%	46%	46%

Annual Report | September 30, 2017	101

RiverNorth Core Opportunity Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

102	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/ (loss) on investments(a)
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

104	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
$10.61	$10.37	$10.88	$10.62	$11.33

0.40	0.51	0.56	0.59	0.52
0.08	0.39	(0.55)	0.38	(0.51)
0.48	0.90	0.01	0.97	0.01

(0.45)	(0.64)	(0.52)	(0.66)	(0.63)
(0.03)	–	–	(0.05)	(0.09)
–	(0.02)	–	–	–
(0.48)	(0.66)	(0.52)	(0.71)	(0.72)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
–	0.24	(0.51)	0.26	(0.71)
$10.61	$10.61	$10.37	$10.88	$10.62

4.67%	9.00%	0.04%	9.38%	(0.03%)

$2,024,142	$1,822,874	$1,735,108	$1,148,744	$785,974
0.85%	0.86%	0.86%	0.91%	0.89%
0.85%	0.86%	0.86%	0.91%	0.89%

3.80%	4.92%	5.24%	5.47%	4.68%

3.80%	4.92%	5.24%	5.47%	4.68%
50%	36%	29%	56%	80%

Annual Report | September 30, 2017	105

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/ (loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

106	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
$10.62	$10.39	$10.89	$10.63	$11.34

0.38	0.49	0.54	0.57	0.49
0.08	0.37	(0.55)	0.38	(0.51)
0.46	0.86	(0.01)	0.95	(0.02)

(0.43)	(0.61)	(0.49)	(0.64)	(0.60)
(0.03)	–	–	(0.05)	(0.09)
–	(0.02)	–	–	–
(0.46)	(0.63)	(0.49)	(0.69)	(0.69)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
–	0.23	(0.50)	0.26	(0.71)
$10.62	$10.62	$10.39	$10.89	$10.63

4.40%	8.62%	(0.12%)	9.09%	(0.29%)

$208,143	$230,953	$233,319	$232,191	$270,560
1.10%	1.11%	1.11%	1.16%	1.14%
1.10%	1.11%	1.11%	1.16%	1.14%

3.56%	4.67%	4.97%	5.26%	4.40%

3.56%	4.67%	4.97%	5.26%	4.40%
50%	36%	29%	56%	80%

Annual Report | September 30, 2017	107

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

108	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013

$9.48		$9.18		$10.25		$9.95	$10.00

0.35		0.44		0.43		0.47	0.22
0.31		0.44		(0.77)		0.33	(0.07)
0.66		0.88		(0.34)		0.80	0.15

(0.38)		(0.55)		(0.53)		(0.50)	(0.20)
–		–		(0.20)		–	–
(0.03)		(0.03)		–		–	–
(0.41)		(0.58)		(0.73)		(0.50)	(0.20)
0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)
0.25		0.30		(1.07)		0.30	(0.05)
$9.73		$9.48		$9.18		$10.25	$9.95

7.11%		10.09%		(3.50%)		8.16%	1.52	%(d)

$63,842		$73,580		$88,360		$69,473	$25,472

1.35	%(f)	1.34	%(f)	1.36	%(f)	1.39%	1.58	%(g)
1.35	%(f)	1.34	%(f)	1.36	%(f)	1.35%	1.35	%(g)
3.59	%(f)	4.86	%(f)	4.40	%(f)	4.45%	2.65	%(g)
3.59	%(f)	4.86	%(f)	4.40	%(f)	4.49%	2.88	%(g)

1.35	%(f)	1.34	%(f)	1.35	%(f)	N/A	N/A
1.35	%(f)	1.34	%(f)	1.35	%(f)	N/A	N/A
3.59	%(f)	4.86	%(f)	4.41	%(f)	N/A	N/A
3.59	%(f)	4.86	%(f)	4.41	%(f)	N/A	N/A
121%		40%		70%		91%	117	%(d)

Annual Report | September 30, 2017	109

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	The portion of the ratios attributable to recoupments for the periods ended September 30, 2017, September 30, 2016 and September 30, 2015 were 0.00%, 0.00% and 0.06%, respectively.
(g)	Annualized.

See Notes to Financial Statements.

110	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

112	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period December 28, 2012 (Inception) to September 30, 2013
$9.47		$9.17		$10.24		$9.95	$10.00

0.32		0.43		0.41		0.46	0.21
0.32		0.43		(0.77)		0.31	(0.07)
0.64		0.86		(0.36)		0.77	0.14

(0.36)		(0.54)		(0.51)		(0.48)	(0.19)
–		–		(0.20)		–	–
(0.03)		(0.02)		–		–	–
(0.39)		(0.56)		(0.71)		(0.48)	(0.19)
0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)
0.25		0.30		(1.07)		0.29	(0.05)
$9.72		$9.47		$9.17		$10.24	$9.95

6.83%		9.83%		(3.76%)		7.78%	1.38	%(d)

$7,635		$7,203		$10,368		$16,163	$22,115

1.63	%(f)	1.62	%(f)	1.61	%(f)	1.63%	1.80	%(g)
1.60	%(f)	1.60	%(f)	1.61	%(f)	1.60%	1.60	%(g)
3.29	%(f)	4.69	%(f)	4.14	%(f)	4.40%	2.60	%(g)
3.33	%(f)	4.71	%(f)	4.14	%(f)	4.43%	2.80	%(g)

1.63	%(f)	1.62	%(f)	1.60	%(f)	N/A	N/A
1.60	%(f)	1.60	%(f)	1.60	%(f)	N/A	N/A
3.29	%(f)	4.69	%(f)	4.15	%(f)	N/A	N/A
3.33	%(f)	4.71	%(f)	4.15	%(f)	N/A	N/A
121%		40%		70%		91%	117	%(d)

Annual Report | September 30, 2017	113

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	The portion of the ratios attributable to recoupments for the periods ended September 30, 2017, September 30, 2016 and September 30, 2015 were 0.00%, 0.01% and 0.07%, respectively.
(g)	Annualized.

See Notes to Financial Statements.

114	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth Capital Management, LLC. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth Capital Management, LLC. The High Income Fund’s sub-adviser is Oaktree Capital Management, L.P. (“Oaktree Capital,” and with DoubleLine, each a “Sub-Adviser” or collectively, the “Sub-Advisers”).  The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on fiscal year end of the Funds.

Annual Report | September 30, 2017	115

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

Security Valuation:  The Funds’ assets and other financial instruments are generally valued at their fair value using market quotations.  If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended September 30, 2017, the Core Opportunity Fund, Strategic Income Fund, and High Income Fund received redemption fees of $42,525, $87,993, and $6,815, respectively.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets.

Federal Income Taxes:  The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Annual Report | September 30, 2017	117

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

•
Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or  indirectly) for substantially the full term of the asset or liability; and

•
Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, rights, warrants, closed-end funds, exchange-traded funds, preferred stocks, business development companies, and business development company notes are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short-term investments and open-end funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, U.S. Government bonds and notes, foreign government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, bank loans, collateralized loan obligations, municipal bonds, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts and total return swaps, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Total Return swaps are valued based on a formula of the underlying asset’s nightly value, the Overnight London‐Interbank Offered Rate (“USD‐LIBOR”) and an annual fee or various agreed upon inputs. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Funds invest default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger good faith pricing than other securities.

Annual Report | September 30, 2017	119

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The following is a summary of the inputs used at September 30, 2017 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed‐End Funds	$219,684,512	$–	$–	$219,684,512
Business Development Companies	3,172,307	–	–	3,172,307
Common Stocks	4,334,271	–	–	4,334,271
Exchange‐Traded Funds	38,654,300	–	–	38,654,300
Preferred Stocks	5,076,350	–	–	5,076,350
Rights	96	–	–	96
Short‐Term Investments	52,084,823	–	–	52,084,823
Total	$323,006,659	$–	$–	$323,006,659

Strategic Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed‐End Funds	$534,360,639	$–	$–	$534,360,639
Business Development Companies	18,365,601	–	–	18,365,601
Business Development Company Notes	15,041,885	–	–	15,041,885
Common Stocks	1,620,149	–	–	1,620,149
Open‐End Funds	28,154,818	–	–	28,154,818
Preferred Stocks	26,720,480	–	–	26,720,480
Foreign Corporate Bonds	–	44,571,601	–	44,571,601
U.S. Corporate Bonds	–	62,712,084	–	62,712,084
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	9,913,182	–	9,913,182
Collateralized Loan Obligations	–	11,998,471	–	11,998,471
Non‐Agency Collateralized Mortgage Obligations	–	514,549,949	–	514,549,949
U.S. Government Bonds and Notes	–	193,009,488	–	193,009,488
Municipal Bonds	–	16,665,484	–	16,665,484
U.S. Government / Agency Mortgage Backed Securities	–	226,380,003	–	226,380,003
Short‐Term Investments	508,743,172	11,961,514	–	520,704,686
Warrants	202	–	–	202
Total	$1,133,006,946	$1,091,761,776	$–	$2,224,768,722

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

High Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed‐End Funds	$10,054,165	$–	$–	$10,054,165
Common Stocks	26,027	–	–	26,027
Preferred Stocks	168,940	–	75,000	243,940
Bank Loans	–	34,346,225	–	34,346,225
High Yield Debt	–	17,631,748	–	17,631,748
Short‐Term Investments	15,043,307	–	–	15,043,307
Total	$25,292,439	$51,977,973	$75,000	$77,345,412

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$134,727	$–	$134,727
Liabilities
Forward Foreign Currency Contracts	–	(135,985)	–	(135,985)
Total	$–	$(1,258)	$–	$(1,258)

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Balance as of October 1, 2017	Change in Unrealized Appreciation/ Deperciation		Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2017
High Income Fund
Preferred Stock	$-	$	(58)	$75,058	$-	$0	$-	$75,000	$	(58)
	$-	$	(58)	$75,058	$-	$0	$-	$75,000	$	(58)

Annual Report | September 30, 2017	121

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The Table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2017:

Quantitative Information about Level 3 Fair Value Measurements

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)
Preferred Stock	$75,000	Last Transaction Price	Transaction Price

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between levels during the period.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments.  The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as total return swap contracts and forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017
Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2017, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked-to-market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

If required by the forward foreign currency contracts, the High Income Fund has segregated sufficient assets as collateral to satisfy the current obligations with respect to forward foreign currency contracts, and this is reflected as Cash segregated at custodian for forward foreign currency contracts on the High Income Fund’s Statement of Assets and Liabilities.

Total Return Swaps

Certain Funds may enter into total return swaps. During the year ended September 30, 2017, the Core Opportunity Fund and the Strategic Income Fund invested in total return swaps. Total return swaps are agreements that provide the Funds with a return based on the performance of an underlying asset (called a “reference asset”), in exchange for fee payments to a counterparty based on a specific rate of return. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash periodically. The fee paid by the Funds will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. Generally, the basis of the total return swap is the unamortized premium received or paid. The periodic swap payments received or made by the Funds are recorded in the Statement of Operations as realized gains or losses, respectively. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. In addition, if the reference asset declines in value over the term of the swap, the Funds would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the reference asset does not perform as anticipated by the Adviser. The Funds may use its own net asset value or the net asset value of a similar fund as the reference asset in a total return swap. This strategy serves to reduce “cash drag” (the impact of uninvested cash on the Fund’s overall return) by replacing it with the total return of the Fund’s own, or a similar fund’s investment holdings. The Funds record fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.

Annual Report | September 30, 2017	123

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

If required by the swap agreement, the Funds have segregated sufficient assets as collateral to satisfy the current obligations with respect to total return swaps, and this is reflected as Cash segregated at custodian for total return swap contracts on each Fund's respective Statement of Assets and Liabilities.

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2017:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$134,727

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(135,985)

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2017:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Core Opportunity Fund	Equity Contracts (Total return swap contracts)	Net realized gain/(loss) on Total return swap contracts/ Net change in unrealized appreciation/depreciation on Total return swap contracts	$752,677	$(835,285)
Strategic Income Fund	Equity Contracts (Total return swap contracts)	Net realized gain/(loss) on Affiliated Investments and Total return swap contracts/ Net change in unrealized appreciation/depreciation on Affiliated Investments and Total return swap contracts	$1,077,134	$(1,364,980)
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts/ Net change in unrealized appreciation/ depreciation on Translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	$(1,320,032)	$51,785

Annual Report | September 30, 2017	125

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The forward currency contracts and total return swap contracts average notional amount during the year ended September 30, 2017 is noted below.

Fund	Average Notional Amount of Total Return Swap Contracts
Core Opportunity Fund	$16,345,761
Strategic Income Fund	$1,350,286

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$17,274,238

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2017.

Offsetting of Derivatives Asset

September 30, 2017

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$134,727	$–	$134,727	$(134,727)	$–	$–
Total	$134,727	$–	$134,727	$(134,727)	$–	$–

Offsetting of Derivatives Liability

September 30, 2017

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$135,985		$135,985	$(134,727)	$(1,258)	$–
Total	$135,985	$–	$135,985	$(134,727)	$(1,258)	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Annual Report | September 30, 2017	127

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

5. loan participations and assignments

The High Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The High Income Fund will normally invest in corporate debt issuers in North America and Europe. The High Income Fund investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The High Income Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The High Income Fund will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the High Income Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the High Income Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The High Income Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the High Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The High Income Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the High Income Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. At September 30, 2017, the High Income Fund had $9,282,763 in unsettled domestic and foreign loan commitments.

6. Advisory Fees, Trustee Fees and other agreements

The Adviser serves as the investment adviser to the Funds.  Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies.  As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

The Chief Compliance Officer (“CCO”) of the Funds is an affiliate of the Funds. For the year ended September 30, 2017, the total related amounts paid by the Funds for CCO fees are included in Compliance expenses on the Statement of Operations.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
High Income Fund	1.00%

The Adviser has contractually agreed to waive High Income Fund’s management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the High Income Fund until at least January 31, 2019 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days written notice to the Adviser. Any waiver or reimbursement is subject to repayment by the High Income Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees.

As of the year ended September 30, 2017, reimbursed expenses for the High Income Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2018		2019	2020
High Income Fund
Class I		N/A	N/A	N/A
Class R	$	N/A	1,430	$2,773
Total	$	N/A	1,430	$2,773

For the year ended September 30, 2017, the Adviser opted to forgo $158,441 in management fees in the Strategic Income Fund related to the Fund's investment in an affiliate fund, the High Income Fund.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of the Trust, provide to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer agent, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”).

State Street Bank & Trust, Co. serves as the Funds’ custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds.  The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets.  Under the Plan the Trust may engage in any activities related to the distribution of Fund shares.  The expenses of the Funds’ Plan are reflected as 12b-1 fees in the Statements of Operations.

Annual Report | September 30, 2017	129

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc. (“the Distributor”), an affiliate of ALPS, to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser received no salary or fees from the Trust. Effective October 1, 2016, each Trustee who is not an “interested person” receives a fee of $16,500 per year, plus $1,500 per meeting attended from the Trust. In addition, the chair of the audit committee receives $500 annually and the lead independent Trustee receives $250 annually. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings. The Trustees are also compensated for their services as independent directors of other funds within the fund complex.1

Certain Trustees and Officers of the Trust are also officers of the Adviser, the Distributor or ALPS Fund Services, Inc.

[1]

The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2017, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$13,479,295	$23,723	$10,177,520	$–	$23,680,538
Strategic Income Fund*	95,846,805	529,827	1,140,967	–	97,517,599
High Income Fund*	3,223,946	–	–	286,026	3,509,972

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2016, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$28,127,548	$980,957	$31,736,186	$6,414,437	$67,259,128
Strategic Income Fund*	120,507,425	–	–	3,333,128	123,840,553
High Income Fund*	5,088,917	–	–	231,129	5,320,046

*

Classification of Distributions: Net investment income and net realized gain may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2017, certain differences were reclassified. These differences were primarily due to book/tax distribution differences, tax treatment of passive foreign investment companies, principle payments, and to the different tax treatment of certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Core Opportunity Fund	$(4,491,886)	$7,430,033	$(2,938,147)
Strategic Income Fund	(3,391,600)	9,079,464	(5,687,864)
High Income Fund	(77,449)	(1,201,711)	1,279,160

At September 30, 2017, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$–	$37,470,920	$30,832,550	$(984)	$68,302,486
Strategic Income Fund	–	6,518,434	(40,730,294)	(3,379,439)	(37,591,299)
High Income Fund	–	(3,148,874)	882,297	(1,791,575)	(4,058,152)

Capital Losses: As of September 30, 2017 the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely. Other cumulative effect of timing differences were primarily due to treatment of defaulted security, late ordinary loss, and to the different tax treatment of certain other investments.

Annual Report | September 30, 2017	131

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

The Strategic Income Fund capital loss carryovers used during the year ended September 30, 2017 were $2,222,288.

Capital losses carried forwards were as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
High Income Fund	$721,365	$2,099,273

The High Income Fund has elected to defer to the year ending September 30, 2018, capital losses recognized during the period November 1, 2016 to September 30, 2017, in the amount of $328,236.

The High Income Fund elected to defer to the year ending September 30, 2018, late ordinary losses in the amount of $1,792,659.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2017, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$35,917,341	$(5,084,791)	$–	$30,832,550	$292,174,109
Strategic Income Fund*	70,925,556	(111,655,850)	–	(40,730,294)	2,265,499,016
High Income Fund*	1,888,920	(962,543)	(44,080)	882,297	76,419,035

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to PFIC’s, wash sales and tax treatment of certain other investments.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2017, excluding U.S. Government Obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$160,214,450	$364,488,103	*
Strategic Income Fund	670,088,045	599,643,813
High Income Fund	92,189,784	105,797,558

*	Does not include redemption in-kind.

Investment Transactions in U.S. Government Obligations for the year ended September 30, 2017 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Strategic Income Fund	$315,203,569	$208,049,810

9. Investments in affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2017 were as follows:

Core Opportunity Fund

Security Name	Share Balance as of October 1, 2016	Purchases	Sales	Share Balance as of September 30, 2017	Market Value as of September 30, 2017	Dividends	Change in Unrealized Gain (Loss)	Realized Gain(Loss)
Clough Global Opportunities Fund*	3,053,415	224,968	(1,757,198)	1,521,185	$16,976,425	$540,635	$5,680,568	$(523,424)
Clough Global Equity Fund*	1,211,584	89,794	(728,554)	572,824	$7,595,646	$232,980	1,729,670	$176,609
					$24,572,071	$773,615	$7,410,238	$(346,815)

Annual Report | September 30, 2017	133

RiverNorth Funds	Notes to Financial Statements

September 30, 2017

Strategic Income Fund

Security Name	Share Balance as of October 1, 2016	Purchases	Share Balance as of September 30, 2017	Market Value as of September 30, 2017	Dividends	Change in Unrealized Gain (Loss)	Realized Gain (Loss)
RiverNorth/ Oaktree High Income Fund, Class I	2,772,396	120,738	2,893,133	$28,154,818	$1,081,970	$786,103	$–
				$28,154,818	$1,081,970	$786,103	$–

*	At October 1, 2016 the Fund owned more than 5% of the outstanding shares of this security. Due to sales within the period, this security is not considered an affiliate as of September 30, 2017.

10. Related Party Transactions

The Funds are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Each transaction is effected at the current market price as defined in the Rule 17a-7 procedures. During the year ended September 30, 2017, the RiverNorth Core Opportunity Fund made in-kind redemptions of securities with the Brinker Destinations Multi-Strategy Alternatives Fund (the “Brinker Fund”), which is an affiliated fund due to the Adviser’s engagement as a subadviser to the Brinker Fund. The intent of the transactions was to save on transaction costs for both the Brinker Fund and for the RiverNorth Core Opportunity Fund on the sale of assets. The in-kind redemption transactions were in the amount of $206,766,833, of which $161,101,678 was the market value of securities, with a realized gain of $7,580,877.

The Core Opportunity Fund and the RiverNorth Equity Opportunity Fund engaged in cross trades with each other during the year ended September 30, 2017 pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund. The Core Opportunity Fund purchased securities from the RiverNorth Equity Opportunity Fund in the amount of $3,940,741, resulting in a realized loss of $415,140 in the RiverNorth Equity Opportunity Fund.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2017

11. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 committed unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was amended on April 17, 2015, April 5, 2016 and on April 4, 2017. The Revolving Credit Agreement expires on April 3, 2018. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the One-Month LIBOR Rate in effect on the day the loan is made plus 1.25%, which is 2.48% as of September 30, 2017. From October 1, 2016 through September 30, 2017, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.25%. For the year ended September 30, 2017, the Core Opportunity Fund borrowed $100,000,000 from April 5, 2017 to April 6, 2017 at an interest rate of 2.24%. These amounts reflect the average borrowing amount and interest rate during the year for the days the Fund borrowed. No other Fund borrowed under the agreement during the year presented.

12. BENEFICIAL OWNERSHIP

On September 30, 2017, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2017, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund - Class I	National Financial Services, LLC	37.85%
Core Opportunity Fund - Class I	Charles Schwab & Company, Inc.	35.51%
Core Opportunity Fund - Class R	National Financial Services, LLC	63.90%
Strategic Income Fund - Class I	Charles Schwab & Company, Inc.	32.53%
Strategic Income Fund - Class R	Charles Schwab & Company, Inc.	42.36%
High Income Fund - Class I	RiverNorth/DoubleLine Strategic Income Fund	44.10%
High Income Fund - Class R	Charles Schwab & Company, Inc.	58.09%

13. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2017	135

RiverNorth Funds	Report of Independent Registered Public Accounting Firm

September 30, 2017

To the Shareholders and Board of Trustees of

RiverNorth Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, and RiverNorth/Oaktree High Income Fund (the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, agent banks, and brokers, or by other appropriate auditing procedures where replies from agent banks or brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverNorth Funds as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

136	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Additional Information

September 30, 2017 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-888-848-7569.

TAX INFORMATION

The RiverNorth Core Opportunity and RiverNorth DoubleLine Strategic Income Funds designate the following for federal income tax purposes for the year ended September 30, 2017:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Core Opportunity Fund	$159,198	$1,501,960
RiverNorth DoubleLine Strategic Income Fund	$55,217	$460,328

Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	0.28%
RiverNorth DoubleLine Strategic Income Fund	0.58%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2016, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	-	30.75%
RiverNorth DoubleLine Strategic Income Fund	-	0.93%
RiverNorth/Oaktree High Income Fund	-	0.43%

Annual Report | September 30, 2017	137

RiverNorth Funds	Additional Information

September 30, 2017 (Unaudited)

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2016 via Form 1099. The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar year 2017.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Core Opportunity Fund and RiverNorth DoubleLine Strategic Income Fund, designated $10,177,520 and $1,140,968 respectively, as long-term capital gain dividends.

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RiverNorth Funds	Trustees and Officers

September 30, 2017 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

INDEPENDENT TRUSTEES
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Partner, Law Office of John K. Carter, P.A. (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	6
Trustee, Eagle Series Trust (16 portfolios) (open-end mutual funds) (2016 to present). Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)

James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present).	5	N/A
John S. Oakes Y.O.B. 1943	Trustee; Lead Independent Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	6	N/A

Annual Report | September 30, 2017	139

RiverNorth Funds	Trustees and Officers

September 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to 2013). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

140	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2017 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEE AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3], Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	6
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010
 to 2012).
NA
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present; Indefinite/ January 2017 to Present
General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (law firm) (2007 to 2012).
				NA	NA

Annual Report | September 30, 2017	141

RiverNorth Funds	Trustees and Officers

September 30, 2017 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Allen G. French Y.O.B. 1959 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ November 2016 to present
Mr. French has been Assistant Vice President and Paralegal Manager since June 2017, and Senior Investment Company Act Paralegal from September 2016 to May 2017 of ALPS Fund Services, Inc. Prior to that Mr. French was Manager, Investment Company Act Products, Transamerica Asset Management, Inc. from 2015 to 2016; Senior Paralegal, ALPS Fund Services, Inc. from 2012 to 2015; and Legal Operations Manager, Old Mutual Capital, Inc. from 2006 to 2012.  Mr. French is also the Assistant Secretary of the RiverNorth Opportunities Fund.
				NA	NA
Peter Greenly Y.O.B. 1968 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/ August 2016 to present	Fund Controller, ALPS Fund Services (2012 to present); Manager of Valuations with Great West Life and Annuity (2011 to 2012).	NA	NA

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
[2]
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc. and the RiverNorth Marketplace Lending Corporation.

[3]
Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser

The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (toll-free) 1-888-848-7569

142	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Funds
RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund
RiverNorth/Oaktree High Income Fund

Board of Trustees
Patrick W. Galley, CFA, Chairman
James G. Kelley
John S. Oakes
Fred G. Steingraber
John K. Carter

Investment Adviser
RiverNorth Capital Management, LLC

Sub Advisers
DoubleLine Capital LP
Oaktree Capital Management, L.P.

Transfer Agent, Administrator and
Dividend Disbursing Agent
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Custodian
State Street Bank & Trust

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and
(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year	Audit Fees
	FY 2017	$68,000
	FY 2016	$74,500

(b)	Audit-Related Fees
	Fiscal Year	Registrant
	FY 2017	$0
	FY 2016	$0

(c)	Tax Fees
	Fiscal Year	Registrant
	FY 2017	$15,000
	FY 2016	$16,000
	Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees
	Fiscal Year	Registrant
	FY 2017	$4,550
	FY 2016	$5,500
	Nature of the fees: cursory review of Semi-Annual Shareholder report and post-effective amendment consents..

(e)
(1) Audit Committee’s Pre-Approval Policies
The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)
During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2017	$19,550	$0
FY 2016	$21,500	$0

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)
Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	November 29, 2017

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	November 29, 2017